UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

China Housing & Land Development, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
Common Stock, US$0.001 par value per share, of China Housing & Land Development, Inc.
	(2)	Aggregate number of securities to which transaction applies:
34,848,158
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The maximum aggregate value of the transaction was calculated based upon the product of 5,248,158 shares of Company common stock subject to the transaction multiplied by US$1.75. The filing fee equals the product of 0.0001288 multiplied by the maximum aggregate value of the transaction.
	(4)	Proposed maximum aggregate value of transaction:
US$ 9,184,277
	(5)	Total fee paid:
US$1,183
☐	Fee paid previously with preliminary materials.
☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid: US$1,183

	(2)	Form, Schedule or Registration Statement No.: Schedule 13E-3

	(3)	Filing Party: China Housing & Land Development, Inc.

	(4)	Date Filed: August 26, 2014

CHINA HOUSING & LAND DEVELOPMENT, INC.

1008 Liuxue Road, Baqiao District

Xi’an, Shaanxi Province 710038 PRC

August 26, 2014

Dear Stockholder,

You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of China Housing & Land Development, Inc., a Nevada corporation (the “Company,” “we”, “us” or “our”), to be held on [●], 2014, at [●] [a.m.][p.m.] Beijing Time (local time), which is equivalent to [●], 2014 and [●] [a.m.][p.m.] U.S. Eastern Time. The meeting will be held at 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, People’s Republic of China.

The Company intends to engage in a transaction that is structured to reduce the number of record holders of our common stock, par value US$0.001 per share (the “Common Stock”) to fewer than 300, thereby allowing us to terminate registration of our Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and suspend our duty to file periodic reports and other information with the Securities Exchange Commission (the “SEC”) thereunder. This transaction will eliminate the significant expense required to comply with the reporting and related requirements of being a publicly traded company in the U.S. Often referred to as a “going private” transaction, the transaction (the “Transaction”) will consist of a reverse stock split of our Common Stock, whereby each 50,000 shares of the outstanding Common Stock will be converted into one whole share of our Common Stock (the “Reverse Stock Split”), and, in lieu of us issuing fractional shares to stockholders who would hold fractional shares as a result of the Reverse Stock Split, we will pay cash equal to US$1.75 (the “Cash Payment”) multiplied by the number of pre-Reverse Stock Split shares of Common Stock held by such stockholder underlying the corresponding fractional shares. Accordingly, stockholders owning fewer than 50,000 pre-Reverse Stock Split shares will have no further interest in the Company, no longer be stockholders of the Company and will be entitled to receive only the Cash Payment multiplied by the number of pre-Reverse Stock Split shares of Common Stock owned by them. Stockholders owning at least 50,000 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as stockholders, but own a fractional share as a result of the Reverse Stock Split will receive a Cash Payment based on their pre-Reverse Stock Split share equivalent of their fractional share.

After careful consideration, our Board of Directors (the “Board”) has concluded that the costs associated with being a public reporting company in the U.S. are not justified by the benefits. After the Transaction and the subsequent termination of the registration of our Common Stock and suspension of our duty to file periodic reports and other information with the SEC, we will no longer be subject to the reporting and related requirements under the Exchange Act and we will cease to file reports and information with the SEC, as more fully described in the accompanying Proxy Statement.

A special committee of our Board of Directors (the “Special Committee”), consisting of four independent and disinterested directors, Messrs. Suiyin Gao, Yusheng Lin, Mingduo Yang and Maosheng Luo, was formed to review the Transaction and has determined that the Transaction is in the best interests of the Company and is substantively and procedurally fair to the stockholders of the Company, including stockholders who will be cashed-out and stockholders who will continue to hold shares of our Common Stock after the Transaction. In connection with its review, the Special Committee retained Duff & Phelps, LLC (“Duff & Phelps”), as independent financial advisor to the Special Committee to provide an opinion as to the fairness, from a financial point of view, to the stockholders of the Company, of the Cash Payment to be received by such stockholders in the Transaction. Upon the recommendation of the Special Committee to approve the Transaction, the Board adopted the Special Committee’s conclusion as to fairness, and approved the Transaction.

The Company’s Board, by unanimous written consent dated as of August 19, 2014, authorized and approved the Reverse Stock Split. Under Nevada law, we must seek stockholder approval in connection with the Reverse Stock Split. At the Special Meeting, you will be asked to consider and vote upon a proposal to approve the Reverse Stock Split. Under Nevada law, stockholders are entitled to certain dissenters’ rights of appraisal in connection with the Reverse Stock Split. Our Board recommends that you vote for the proposal to approve the Reverse Stock Split.

The accompanying Proxy Statement contains details on the Transaction described in this letter, including important information concerning the Reverse Stock Split, terminating the registration of our Common Stock and the suspension of our duty to file periodic reports and other information with the SEC. We strongly urge you to read the accompanying Proxy Statement, along with its exhibits, carefully and in their entirety.

Although the Special Committee and our Board have approved the Reverse Stock Split, the Cash Payment and the subsequent deregistration of our Common Stock and suspension of our duty to file periodic reports and other information with the SEC, the Special Committee reserves the right to abandon, postpone or modify the foregoing at any time before they are consummated for any reason.

Your vote is very important. The Reverse Stock Split cannot be completed unless the Company obtains the affirmative vote of holders of at least a majority of the voting power of our Common Stock. Please note that failing to vote has the same effect as a vote “AGAINST” the Reverse Stock Split.

Whether or not you plan to attend the Special Meeting, please complete, date, sign, and return, as promptly as possible, the enclosed proxy card in the accompanying envelope. If you attend the Special Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. In order to be counted at the Special Meeting, your proxy card must be received by 11:59 p.m. (U.S. Eastern time) on [●], 2014. Each stockholder is entitled to one vote for each share held as of the close of business on [●], 2014.

If your shares of Common Stock are held in “street name” by your bank, broker, or other nominee, your bank, broker, or other nominee will be unable to vote your Common Stock without instructions from you. You should instruct your bank, broker, or other nominee to vote your Common Stock in accordance with the procedures provided by your bank, broker, or other nominee. The failure to instruct your bank, broker, or other nominee to vote your Common Stock “FOR” the proposal to approve the Reverse Stock Split will have the same effect as a vote “AGAINST” the proposal to approve the Reverse Stock Split.

This Proxy Statement provides a detailed description of the Reverse Stock Split and the Transaction. In addition, it contains important information regarding the Special Meeting. We urge you to read carefully this entire Proxy Statement, its exhibits, the annual report and all of the documents incorporated into this Proxy Statement by reference. You may also obtain additional information about the Company from documents we have filed with the SEC, which are available for free without charge at the SEC’s website www.sec.gov.

By order of the Board of Directors of China Housing & Land Development, Inc.

Sincerely,

Suiyin Gao
Chairman of the Special Committee

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE TRANSACTION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF SUCH TRANSACTION OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL AND A CRIMINAL OFFENSE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT OR THE RELATED SCHEDULE 13E-3 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND IF GIVEN OR MADE, YOU SHOULD NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATION AS HAVING BEEN AUTHORIZED BY THE COMPANY. ALL STOCKHOLDERS SHOULD CAREFULLY READ THIS PROXY STATEMENT AND ITS EXHIBITS IN THEIR ENTIRETY BEFORE MAKING ANY DECISION IN RESPECT OF OUR COMMON STOCK.

The accompanying proxy statement is dated August 26, 2014 and is first being mailed to stockholders on or about [●], 2014.

CHINA HOUSING & LAND DEVELOPMENT, INC.

1008 Liuxue Road, Baqiao District

Xi’an, Shaanxi Province 710038 PRC

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2014

TO THE STOCKHOLDERS OF CHINA HOUSING & LAND DEVELOPMENT, INC.:

The special meeting of the stockholders of China Housing & Land Development, Inc., a Nevada corporation (the “Company,” “we,” “us” or “our”), will be held on [●], 2014, at [●] [a.m.][p.m.] Beijing Time (local time), which is equivalent to [●], 2014 and [●] [a.m.][p.m.] U.S. Eastern Time (the “Special Meeting”), at 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, People’s Republic of China, for the following purposes:

•	To consider and vote on a proposal to approve a 1-for-50,000 reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value US$0.001 per share (the “Common Stock”); and

•	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split.

The Board set [●], 2014 as the record date (the “record date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. Only stockholders of record at the close of business, New York time, on [●], 2014 are entitled to notice of and to vote at the Special Meeting and at any and all adjournments or postponements thereof.

The proposal to approve the Reverse Stock Split requires the vote of stockholders holding a majority of the voting power of the Company’s Common Stock. If there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split, the approval of the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of the holders of a majority of the shares of Company’s Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting as of the record date, whether or not a quorum is present.

The Board of Directors of the Company (the “Board”) formed a special committee consisting of four independent and disinterested directors (the “Special Committee”), Messrs. Suiyin Gao, Yusheng Lin, Mingduo Yang and Maosheng Luo, to evaluate the Reverse Stock Split, consider and evaluate alternatives available to the Company and alleviate any potential conflicts of interest. The Board, unanimously, and in accordance with the unanimous recommendation of the Special Committee, (i) determined that the Reverse Stock Split is fair to, and in the best interests of, the Company and its stockholders, (ii) approved and declared advisable the Reverse Stock Split and (iii) determined to recommend that the stockholders of the Company vote to approve the Reverse Stock Split. Accordingly, the Board unanimously recommends that stockholders vote “FOR” the proposal to approve the Reverse Stock Split, and “FOR” the proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split.

Your vote is very important. The Reverse Stock Split cannot be completed unless holders of at least a majority of the issued and outstanding shares of the Company’s Common Stock vote in favor of the approval of the Reverse Stock Split. Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Special Meeting. Please read the attached Proxy Statement carefully. All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope is enclosed for your convenience. Your proxy may be revoked at any time before the vote at the Special Meeting by following the procedures outlined in the accompanying proxy statement. Even if you have voted by proxy, you may still vote in person if you attend the Special Meeting and your vote by ballot will revoke any proxy previously submitted.

The Company will only deliver one Proxy Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Proxy Statement and any future proxy statements and other information to any security holder at a shared address to which a single copy of this Proxy Statement was delivered, or deliver a single copy of this Proxy Statement and any future proxy statements and other information to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company’s Secretary at the address of the Company’s principal executive offices located at 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, People’s Republic of China, Telephone No. +86 (29) 8258-2639.

If you plan to attend the Special Meeting, please note that you may be asked to present valid photo identification, such as a driver’s license or passport. If you wish to attend the Special Meeting and your shares of the Company Stock are held in an account at a broker, dealer, commercial bank, trust company or other nominee (i.e., in “street name”), you will need to bring a copy of your voting instruction card or statement reflecting your share ownership as of the record date.

By order of the Board,

Suiyin Gao
Chairman of the Special Committee

August 26, 2014

Exhibit A – Fairness Opinion of Duff & Phelps, LLC, dated August 19, 2014

Exhibit B – Dissenters’ Rights under Nevada Law

Exhibit C – Duff & Phelps, LLC’s valuation analysis presentation made to the Special Committee on August 19, 2014

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SUMMARY TERM SHEET

This summary term sheet highlights selected information from this Proxy Statement about the proposed Transaction. This summary term sheet may not contain all of the information that is important to you. For a more complete description of the Transaction, you should carefully read this Proxy Statement and all of its exhibits in their entirety. For additional information on the Company included in documents incorporated by reference into this Proxy Statement, see the section entitled “Information Incorporated by Reference.” For your convenience, we have directed your attention to the location in this Proxy Statement where you can find a more complete discussion of each item listed below.

As used in this Proxy Statement, “the Company,” “we,” “our” and “us” refers to China Housing & Land Development, Inc., and the “Transaction” refers, collectively, to the Reverse Stock Split, together with the related Cash Payment to the stockholders in lieu of the issuance of fractional shares of our Common Stock.

The Transaction is considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act, because it is intended to, and, if completed, will enable us to, terminate the registration of (or “deregister”) our Common Stock under Section 12(g) of the Exchange Act and suspend our duty to file periodic reports and other information with the SEC under Section 13(a) thereunder. In connection with the Transaction, we have filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3.

The following is a summary of the material terms of the Reverse Stock Split:

Reverse Stock Split	We will effect a Reverse Stock Split of shares of our Common Stock, whereby every 50,000 shares of our Common Stock issued and outstanding as of the effective date of the Reverse Stock Split will be converted into one whole share of our Common Stock. In lieu of issuing any fractional shares to stockholders who would hold fractional shares as a result of the Reverse Stock Split, we will make a cash payment (the “Cash Payment”) equal to US$1.75 multiplied by the number of pre-Reverse Stock Split shares held by such stockholder underlying the corresponding fractional shares. Accordingly, stockholders owning fewer than 50,000 pre-Reverse Stock Split shares will have no further interest in the Company, will no longer be stockholders of the Company and will be entitled to receive only the Cash Payment of US$1.75 multiplied by the number of pre-Reverse Stock Split shares owned by them. Stockholders owning at least 50,000 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as stockholders, but own a fractional share as a result of the Reverse Stock Split will also receive a Cash Payment based on their pre-Reverse Stock Split share equivalent of their fractional share. The fractional shares purchased by the Company will be cancelled and returned to the status of authorized but unissued shares. Pursuant to Nevada law, the Reverse Stock Split requires the approval of holders of a majority of the voting power of the Company’s Common Stock. See “Special Factors—Material Terms” and “Special Factors—Purpose of the Transaction” beginning on page 17 and “Special Factors—Structure of the Transaction” beginning on page 38.

Determination of Reverse Stock Split Ratio	On August 19, 2014, the Special Committee approved the ratio for the reverse split of 1-for-50,000. The Special Committee believed that 1-for-50,000 was the proper ratio, because it will support the Company’s plan to reduce the number of record stockholders below 300, so that the Company will no longer be registered with the SEC and can save over US$3.1 million annually that is associated with its reporting duties. In addition, the Special Committee determined that this ratio is the appropriate ratio after it took into consideration the amount of cash the Company has available and will have available after the Cash Payment and costs associated with the Transaction. The Special Committee may at any time prior to the effectiveness of the Reverse Stock Split determine to use a different ratio if the Special Committee determines that it is in the best interests of our stockholders to do so. If the Special Committee subsequently alters the ratio, we will provide you with notice through an amendment to this Proxy Statement.

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Purpose of the Transaction	The primary purpose of the Transaction is to reduce the number of record holders of our Common Stock to fewer than 300, thereby allowing us to “go private.” We will file a Form 15 Certificate of Termination of Registration with the SEC under the Exchange Act as soon as possible after consummation of the Transaction so that we would no longer be required to file annual, quarterly or current reports, and we will not be required to comply with the SEC’s proxy rules. After the Transaction, the Company will continue to be subject to and will comply with the requirements of Nevada law, including requirements with respect to stockholder meetings and information dissemination. See “Special Factors—Purpose of the Transaction” and “Special Factors—Effects of the Transaction” beginning on pages 17 and 22, respectively.

Fairness of the Transaction	The Special Committee has reviewed the Transaction and has determined that the Transaction is in the best interests of the Company and its stockholders of the Company. In connection with its review, the Special Committee retained Duff & Phelps, LLC (“Duff & Phelps”) as independent financial advisor and received Duff & Phelps’ opinion regarding the fairness of the Cash Payment. The full text of Duff & Phelps’ written opinion, which sets forth assumptions made, procedures followed, matters considered and the qualifications and limitations on the scope of the review undertaken in connection with the opinion, is attached to this Proxy Statement as Exhibit A. You are urged to, and should, read the opinion of Duff & Phelps carefully and in its entirety. See “Special Factors—Fairness of Transaction” beginning on page 25.

Effects of the Transaction	Following the completion of the Transaction, certain stockholders who will continue as stockholders of the Company, including certain affiliates and members of management owning shares of our Common Stock, will own an increased percentage of our outstanding shares of Common Stock than such stockholder held prior to the Transaction. We currently have no intention to change our business operations as a result of the Transaction, or to engage in any extraordinary transactions, such as a merger or sale of assets as a result of the Transaction. After the Transaction, we do not intend to make available to our stockholders any financial or other information about us that is not required by law. We do not intend to distribute press releases for material and other events. We will continue to hold stockholder meetings as required under Nevada law, including annual meetings, or to take actions by written consent of our stockholders in lieu of meetings. See “Special Factors—Background of the Transaction,” “Special Factors—Effects of the Transaction” and “Company Information—Security Ownership of Certain Beneficial Owners and Management” beginning on pages 18, 22 and 48, respectively.

Effect on Derivative Securities	The number of shares of Common Stock reserved for issuance and any maximum number of shares with respect to which equity awards, such as options or restricted stock, may be granted to any participant under the Company’s 2007 Stock Incentive Plan (the “2007 Plan”) and the 2010 Long Term Incentive Plan (the “2010 Plan” and, together with the 2007 Plan, the “Incentive Plans”) will be reduced proportionately based on the reverse stock split ratio of 1-to-50,000. See also the information under the caption “Special Factors —Effects of the Transaction—Effect of the Reverse Stock Split on Holders of Derivative Securities” beginning on page 24.

Timing of the Transaction	The Company intends to effect the Transaction as soon as practicable after approval of the stockholders of the proposal to effect the Reverse Stock Split included in this Proxy Statement. The effective date of the Reverse Stock Split will be determined by the Board. The record date of the Reverse Stock Split will be at least 10 days prior to the date of the Special Meeting. See “Special Factors—Effects of the Transaction” beginning on page 22.

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Advantages of the Transaction

The Special Committee believes that the Transaction may have the following advantages, among others:

•     through the Transaction we will be able to provide complete liquidity for certain of our stockholders at a price determined by the Special Committee to be fair and in the best interests of the unaffiliated stockholders, where there has, recently, been somewhat limited liquidity available through the public trading markets;

•     although liquidity has historically been somewhat limited, unaffiliated stockholders will have some ability to either buy or sell shares in order to determine whether to remain as stockholders or to be cashed out;

•     we will eliminate the significant costs related to complying with our obligations as a public company to the benefit of those stockholders remaining after the Transaction. The Special Committee and our board of directors also believe that it is appropriate for the Company to undertake the Transaction and terminate the registration of shares of Common Stock at this time due to the high costs of remaining a publicly traded company, including the cost of complying with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and other U.S. federal securities laws. We estimate such costs to be, on an annualized basis, an aggregate amount of approximately US$3.1 million for service fees and expenses of public accountants, fees and expenses of U.S. securities counsel, fees and expenses of the Company’s investor relations firm and publicly traded company directors’ liability insurance premium (in each case, excluding fees and expenses relating to the Transaction). These costs are ongoing, comprise a significant element of our corporate overhead expense, and are difficult to reduce without de-listing. In addition to the direct out-of-pocket costs associated with SEC reporting and compliance, the Company’s management and accounting staff, which comprises a handful of individuals, need to devote significant time to these matters. See the information under the captions “Special Factors—Purpose of the Transaction” and “Special Factors—Reasons for the Transaction” beginning on pages 17 and 20, respectively.

Disadvantages of the Transaction

The Special Committee believes that the Transaction may have the following disadvantages, among others:

•     stockholders owning fewer than 50,000 shares of our Common Stock will not have an opportunity to liquidate their shares at a time and for a price of their choosing following effectiveness of the Transaction. Instead, these stockholders will be cashed out, will no longer be stockholders and will not have the opportunity to participate in or benefit from any future potential appreciation in our value;

•     stockholders holding shares of our Common Stock following the Transaction will no longer have readily available to them all of the information regarding our operations and financial results that is currently available in our filings with the SEC;

•     stockholders holding shares of our Common Stock following the Transaction will face an increased lack of liquidity in the market for their Common Stock;

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•     we will have no ability to access the public capital markets and to use public securities in attracting and retaining executives and other employees and a decreased ability to use stock to acquire other companies;

•     certain rights and protections that the U.S. federal securities laws give to stockholders of public companies will cease and the termination of our Exchange Act registration will make many of the provisions of the Exchange Act that are intended to protect investors, such as the short-swing profit provisions of Section 16, the proxy solicitation rules under Section 14 and the stock ownership reporting rules under Section 13(d), no longer applicable, and the Sarbanes-Oxley Act and the Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which imposed many additional rules and regulations on public companies that were designed to protect investors, will no longer apply to us;

•     we will incur costs associated with the Transaction;

•     there is the potential for renewed applicability of public reporting requirements if stockholders who continue to hold our Common Stock after the Transaction transfer stock in a manner that results in more than 300 record holders; and

•     the Transaction may be taxable for cashed out stockholders.

Source of Funds	Upon consummation of the Transaction, we estimate that approximately US$9.2 million will be required to cash-out fractional shares as part of the Transaction. However, the amount actually paid in connection with the Transaction could be significantly less or more depending on how many shares we are actually required to cash out upon consummation of the Transaction, which will depend in part on whether stockholders who presently own less than 50,000 shares buy additional shares in order to remain stockholders following the Transaction and whether stockholders who presently own 50,000 or more shares sell shares in order to participate in the cash-out. We anticipate incurring approximately US$0.7 million in advisory, legal, financial, accounting, printing and other fees and costs in connection with the Transaction. See the information under the caption “Other Matters Related to the Transaction—Source and Amounts of Funds” in this Proxy Statement on page 61.

Tax Consequences	A stockholder who receives no Cash Payment as a result of the Transaction generally will not recognize any gain or loss for U.S. federal income tax purposes. The tax consequences to a stockholder who receives a Cash Payment for a fractional share of our Common Stock as a result of the Transaction will vary depending on the particular circumstances of such stockholder, including whether the stockholder continues to hold (either directly or constructively) any shares of our Common Stock after the Transaction and whether the stockholder is treated as a resident of the U.S. for U.S. federal income tax purposes. For a more detailed discussion, see “Other Matters Related to the Transaction—Material U.S. Federal Income Tax Consequences” beginning on page 58. You are urged to consult with your own tax advisor regarding the tax consequences of the Transaction to you in light of your own particular circumstances.

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Dissenters’ Rights	Under Nevada law, our stockholders are entitled to dissenters’ rights with respect to the Cash Payment. Upon effectiveness of the Reverse Stock Split, any stockholder who believes that the Cash Payment of US$1.75 per share is too low will have the right to object and have a court in Nevada determine the value of such stockholder’s shares, and to be paid the appraised value determined by the court, which could be more or less than the Cash Payment of US$1.75 per share. A dissenters’ rights notice will be mailed to stockholders promptly after the effective date of the Reverse Stock Split. See “Other Matters Related to the Transaction—Dissenters’ Rights” and “Other Matters Related to the Transaction—Stockholder Approval under Nevada Law” both sections beginning on page 56.

Trading in the Shares	Stockholders are not prohibited from or restricted in trading their shares prior to the Transaction. However, the price of our Common Stock is volatile, in part because of the low volume of trading. This volatility may increase due to the announcement of the Transaction, especially if stockholders begin purchasing in high volumes to cover short positions.

Stockholders with Shares Held in Street Name	If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares, and this Proxy Statement is being forwarded to you by your broker or other nominee. Your broker or other nominee is considered, with respect to those shares, the stockholder of record. Although the Transaction is designed to reduce the number of stockholders of record, we intend to treat stockholders holding shares of our Common Stock in street name in substantially the same manner as stockholders whose shares are registered in their names for purposes of the Transaction. However, banks, brokers or other nominees may have different procedures, and stockholders holding shares of our Common Stock in street name should contact their bank, broker or nominee regarding the treatment of their shares. If you hold a total of 50,000 or more shares of Common Stock divided up among multiple brokerage and/or record accounts, each with fewer than 50,000 shares, we urge you to contact your bank, broker or other nominee immediately to make arrangements to register and/or consolidate your holdings or take such other steps as may be necessary in order to avoid processing delays after consummation of the Transaction.

Payment for Shares	As soon as practicable after the Transaction, [●], the Exchange Agent, will send all stockholders with stock certificates representing the right to receive Cash Payments a letter of transmittal with instructions to be used to transmit Common Stock certificates. Upon proper completion and execution of the letter of transmittal, and the return of the letter of transmittal and accompanying stock certificate(s) to the Exchange Agent, each stockholder entitled to receive payment will receive a check for such stockholder’s stock. Stockholders should allow for approximately five to seven business days after mailing for the Exchange Agent to receive the letter of transmittal and accompanying stock certificate. The Exchange Agent will send a check for such stockholder’s stock within approximately ten business days after receiving such properly completed letter of transmittal and accompanying stock certificate. In the event we are unable to locate a stockholder, or if a stockholder fails properly to complete, execute and return the letter of transmittal and accompanying stock certificate to the Exchange Agent, any funds payable to such holder pursuant to the Transaction will be held in escrow until a proper claim is made, subject to applicable abandoned property laws. Please do not send your stock certificates to us or the Exchange Agent until after you have received the letter of transmittal and instructions. See the information under the caption “Special Factors—Structure of the Transaction—Exchange of Certificates for Cash Payment” beginning on page 39.

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Affiliate Interests	As a result of the Transaction, we estimate that certain of our directors and executive officers will increase their collective percentage beneficial ownership of our Common Stock from approximately 20.1% to 23.1%. None of the Company’s directors and officers will receive any new benefits as a result of the transactions. It is currently anticipated that they will all continue in the same management positions and receive the same salary and equity compensation that they received prior to the Transaction and will continue to own their proportionate share of equity after the Reverse Stock Split. After the Transaction, Mr. Pingji Lu (Chairman of the Board) will own 16.89%, Mr. Xiaohong Feng (Chief Executive Officer & Director) will own 3.38%, Ms. Jing Lu (Chief Operating Officer & Board Secretary) will own 2.36%, and Mr. Cangsang Huang (Chief Financial Officer & Director), will own 0.51%, respectively, of the outstanding shares of Common Stock. Each of the four independent directors, Messrs. Suiyin Gao, Yusheng Lin, Mingduo Yang and Maosheng Luo, will cease to be a stockholder of the Company after the Transaction. See the information under the caption “Other Matters Related to the Transaction—Potential Conflicts of Interest” beginning on page 56.

Factors Considered by the Special Committee

In addition to the advantages and disadvantages described above, the Special Committee considered numerous factors in recommending approval of the Transaction, including:

•     the opinion of Duff & Phelps to the effect that, as of August 19, 2014 (the date of the opinion), US$1.75 per share is fair, from a financial point of view, to stockholders who will receive the Cash Payment in the Transaction;

•     the fact the US$1.75 per share price represented a 12.9% premium to the volume weighted average closing price of our Common Stock during the 30-trading day period ended August 15, 2014, which was US$1.55;

•     the fact that there has been only a limited and inconsistent public trading market for our Common Stock;

•     the fact that a substantial number of our stockholders will have an opportunity to liquidate their holdings at a price of US$1.75 per share pursuant to the Reverse Stock Split without any brokerage costs;

•     the challenge to the Company’s efforts to increase stockholder value as a publicly traded company due to its small capitalization and the worsening real estate market in the Xi’an region and in China generally;

•     recent significant deterioration of EBIT margin and net profit per share, projected gross margin erosion and high degree of geographic concentration all of which reflect significant challenges facing the Company and the Company’s uncertain business conditions in the future;

•     the lack of attractive strategic alternatives; and

•     the significant capital required to improve our business and the available alternatives to finance these capital expenditures.

For a more comprehensive review of the factors considered by the Special Committee, see the information under the caption “Special Factors” beginning on page 17.

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Factors Considered by the Board

The Board considered numerous factors in approving the Transaction, including:

•     the fact that the Special Committee is comprised of four independent and disinterested directors who are not employees or officers of the Company and are not affiliates of any employee or officer of the Company;

•     the recommendation of the Special Committee, based on the analysis and factors described herein which were adopted by the Board;

•     the Special Committee having received from its independent financial advisor, Duff & Phelps, an opinion on August 19, 2014 with respect to the fairness of US$1.75 per share, as of the date of the opinion, from a financial point of view, to the stockholders who will be receiving the Cash Payment in the Transaction for the value of the Company’s Common Stock; and

•     current holders of fewer than 50,000 shares of our Common Stock who wish to remain Company stockholders can choose to acquire additional shares so that they own at least 50,000 shares of our Common Stock immediately before the effective date of the Reverse Stock Split.

Reservation

The Special Committee retains the right to abandon, postpone or modify the Transaction and the subsequent deregistration of our Common Stock under the Exchange Act and suspension of our duty to file periodic reports and other information with the SEC thereunder if it determines that it is not in the best interests of the Company and its stockholders. If the Special Committee determines not to proceed with the Transaction, we will continue to operate our business as presently conducted. A number of factors or circumstances could cause the Special Committee to abandon, postpone or modify the Transaction and such deregistration and suspension, including, without limitation, the following:

•     If, immediately prior to the Transaction, the Special Committee does not believe that the Transaction will sufficiently reduce the number of record holders of our Common Stock to a level that reasonably assures us that the Company would not be required under the Exchange Act to revert to a public reporting company in the foreseeable future after the Transaction is completed, then the Special Committee may elect to abandon, postpone or modify the Transaction.

•     Even if the aggregate cash payments to stockholders necessary to complete the Transaction are within the budgetary guideline set by the Special Committee, the Special Committee may elect to abandon, postpone or modify the Transaction if the then economic conditions or the financial condition of the Company, or their outlooks, become such that, in the judgment of the Special Committee, it is no longer advisable to effect the Transaction.

•     If the Special Committee determines that it is in the best interests of the Company and its stockholders for the Company to enter into any other strategic transaction that may arise in the future, such as an asset or stock sale or a business combination transaction, then the Special Committee may elect to abandon, postpone or modify the Transaction.

•     If for any other reason the Special Committee determines that the Transaction is no longer in the best interests of the Company and its stockholders, then it may elect to abandon, postpone or modify the Transaction.

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If the Special Committee determines to abandon, postpone or modify the Transaction, then the Company will notify the stockholders of such determination in accordance with applicable rules and regulations. See “Special Factors—Structure of the Transaction—Reservation” beginning on page 39.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE TRANSACTION

The following questions and answers address briefly some questions you may have regarding the Special Meeting, the Reverse Stock Split and the Transaction. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this Proxy Statement, the exhibits attached to this Proxy Statement and the documents referred to or incorporated by reference in this Proxy Statement.

What are some of the advantages of the Reverse Stock Split?

The Special Committee believes that the Transaction may have the following advantages, among others:

•	through the Transaction we will be able to provide complete liquidity for certain of our stockholders at a price determined by the Special Committee to be fair and in the best interests of the unaffiliated stockholders, where there has been limited liquidity available through the public trading markets;

•	although liquidity has historically been somewhat limited, unaffiliated stockholders will have some ability to either buy or sell shares in order to determine whether to remain as stockholders or to be cashed out;

•	we will eliminate the significant costs related to complying with our obligations as a public company to the benefit of those stockholders remaining after the Transaction. Since we will no longer have to comply with the public reporting and other requirements of the Exchange Act and the Sarbanes-Oxley Act, we will no longer need to incur expenses for service fees and expenses of public accountants, fees and expenses of U.S. securities counsel, fees and expenses of the Company’s investor relations firm and publicly traded company directors’ liability insurance premium (in each case, excluding fees and expenses relating to the Transaction).These costs are ongoing, comprise a significant element of our corporate overhead expense, and are difficult to reduce. In addition to the direct out-of-pocket costs associated with SEC reporting and compliance, the Company’s management and accounting staff, which comprises a handful of individuals, need to devote significant time to these matters. We estimate that following the Transaction, we will save proximately US$3.1 million on an annualized basis.

See the information under the captions “Special Factors—Purpose of the Transaction” and “Special Factors—Reasons for the Transaction” beginning on pages 17 and 20, respectively.

What are some of the disadvantages of the Reverse Stock Split?

The Special Committee believes that the Transaction may have the following disadvantages, among others:

•	stockholders owning fewer than 50,000 shares of our Common Stock will not have an opportunity to liquidate their shares at a time and for a price of their choosing following effectiveness of the Transaction. Instead, these stockholders will be cashed out, will no longer be stockholders and will not have the opportunity to participate in or benefit from any future potential appreciation in our value;

•	stockholders holding shares of our Common Stock following the Transaction will no longer have readily available to them all of the information regarding our operations and financial results that is currently available in our filings with the SEC;

•	stockholders holding shares of our Common Stock following the Transaction will face an increased lack of liquidity in the market for their Common Stock;

•	it will be more difficult for us to access the public capital markets and to use public securities in attracting and retaining executives and other employees and a decreased ability to use stock to acquire other companies;

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•	certain rights and protections that the U.S. federal securities laws give to stockholders of public companies will cease and the termination of our Exchange Act registration will make many of the provisions of the Exchange Act that are intended to protect investors, such as the short-swing profit provisions of Section 16, the proxy solicitation rules under Section 14, the stock ownership reporting rules under Section 13(d), and Rule 13e-3, no longer applicable, and the Sarbanes-Oxley Act and the Dodd-Frank Act, which imposed many additional rules and regulations on public companies that were designed to protect investors, will no longer apply to us;

•	we will incur costs associated with the Transaction;

•	there is the potential for renewed applicability of public reporting requirements if stockholders who continue to hold our Common Stock after the Transaction transfer stock in a manner that results in more than 300 record holders; and

•	the Transaction may be taxable for cashed out stockholders.

What are some of the factors that the Special Committee considered in recommending approval of the Transaction?

In addition to the advantages and disadvantages described above, the Special Committee considered numerous factors in recommending approval of the Transaction, including:

•	the Special Committee’s discussions and conclusions about the fairness of the price of US$1.75 per pre-Reverse Stock Split share to be paid following the Reverse Stock Split to our stockholders owning fewer than 50,000 shares of Common Stock at the time of the Reverse Stock Split;

•	the opinion of Duff & Phelps to the effect that, as of August 19, 2014 (the date of the opinion), US$1.75 per share is fair, from a financial point of view, to the stockholders who will be receiving the Cash Payment in the Transaction;

•	the fact the US$1.75 per share price represented a 12.9% premium to the volume weighted average closing price of our Common Stock during the 30-trading day period ended August 15, 2014, which was US$1.55;

•	the fact that there has been only a limited and inconsistent public trading market for our Common Stock;

•	the fact that a substantial number of our stockholders will have an opportunity to liquidate their holdings at a price of US$1.75 per share pursuant to the Reverse Stock Split without any brokerage costs;

•	the challenge to the Company’s efforts to increase stockholder value as a publicly traded company due to its small capitalization and the worsening real estate market in the Xi’an region and in China generally;

•	recent significant deterioration of EBIT margin and net profit per share, projected gross margin erosion and high degree of geographic concentration, all of which reflect significant challenges facing the Company and the Company’s uncertain business conditions in the future;

•	the lack of attractive strategic alternatives; and

•	the significant capital required to improve our business and the available alternatives to finance these capital expenditures.

For a more comprehensive review of the factors considered by the Special Committee, see the information under the caption “Special Factors” beginning on page 17.

What are some of the factors the Board considered in approving the Reverse Stock Split?

The Board considered numerous factors in approving the Transaction, including:

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•	the fact that the Special Committee is comprised of four independent and disinterested directors who are not employees or officers of the Company and are not affiliates of any employee or officer of the Company;

•	the recommendation of the Special Committee, based on the analysis and factors described herein which were adopted by the Board;

•	the Special Committee having received from its independent financial advisor, Duff & Phelps, an opinion on August 19, 2014 with respect to the fairness of US$1.75 per share, as of the date of the opinion, from a financial point of view, to the stockholders who will be receiving the Cash Payment in the Transaction; and

•	current holders of fewer than 50,000 shares of our Common Stock who wish to remain Company stockholders can choose to acquire additional shares so that they own at least 50,000 shares of our Common Stock immediately before the effective date of the Reverse Stock Split.

What will the effect of the Transaction be?

The effect of the Transaction will be as follows:

•	Stockholders owning fewer than 50,000 pre-Reverse Stock Split shares will have no further interest in the Company, will no longer be stockholders of the Company and will be entitled to receive only the Cash Payment of US$1.75 multiplied by the number of pre-Reverse Stock Split shares owned by them;

•	Stockholders owning at least 50,000 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as stockholders, but own a fractional share as a result of the Reverse Stock Split will also receive a Cash Payment based on their pre-Reverse Stock Split share equivalent of their fractional share; and

•	Stockholders holding shares of our Common Stock in “street name” (i.e., in a brokerage account) may be subject to special requirements. Please carefully review the information under the caption “Special Factors—Effects of the Transaction” in this Proxy Statement.

How will payment for shares be effected?

As soon as practicable after the Transaction, the Exchange Agent will send all stockholders with stock certificates representing the right to receive Cash Payments a letter of transmittal with instructions to be used to transmit Common Stock certificates. Upon proper completion and execution of the letter of transmittal, and the return of the letter of transmittal and accompanying stock certificate(s) to the Exchange Agent, each stockholder entitled to receive payment will receive a check for such stockholder’s stock. Stockholders should allow for approximately five to seven business days after mailing for the Exchange Agent to receive the letter of transmittal and accompanying stock certificate. The Exchange Agent will send a check for such stockholder’s stock within approximately ten business days after receiving such properly completed letter of transmittal and accompanying stock certificate. In the event we are unable to locate a stockholder, or if a stockholder fails properly to complete, execute and return the letter of transmittal and accompanying stock certificate to the Exchange Agent, any funds payable to such holder pursuant to the Transaction will be held in escrow until a proper claim is made, subject to applicable abandoned property laws. Please do not send your stock certificates to us or the Exchange Agent until after you have received the letter of transmittal and instructions. See the information under the caption “Special Factors—Structure of the Transaction—Exchange of Certificates for Cash Payment” beginning on page 39.

What are the interests of our directors and executive officers in the Reverse Stock Split?

As a result of the Transaction, we estimate that certain of our directors and executive officers will increase their collective percentage beneficial ownership of our Common Stock from approximately 20.1% to 23.1%. None of the Company’s directors and executive officers will receive any new benefits as a result of the Transaction. It is currently anticipated that they will all continue in the same management positions and receive the same salary and equity compensation that they received prior to the Transaction and will continue to own their proportionate share of equity after the Reverse Stock Split. After the Transaction, Mr. Lu will own 16.89%, Mr. Feng will own 3.38%, Ms. Lu will own 2.36%, and Mr. Huang will own 0.51%, Messrs. Gao, Lin, Yang and Luo will not hold any shares in the Company. See the information under the caption “Other Matters Related to the Transaction—Potential Conflicts of Interest” beginning on page 56.

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What if I hold shares of Common Stock in “street name”?

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares, and this Proxy Statement is being forwarded to you by your broker or other nominee. Your broker or other nominee is considered, with respect to those shares, the stockholder of record. Although the Transaction is designed to reduce the number of stockholders of record, we intend to treat stockholders holding shares of our Common Stock in street name in substantially the same manner as stockholders whose shares are registered in their names for purposes of the Transaction. However, banks, brokers or other nominees may have different procedures, and stockholders holding shares of our Common Stock in street name should contact their bank, broker or nominee regarding the treatment of their shares. If you hold a total of 50,000 or more shares of Common Stock divided up among multiple brokerage and/or record accounts, each with fewer than 50,000 shares, we urge you to contact your bank, broker or other nominee immediately to make arrangements to register and/or consolidate your holdings or take such other steps as may be necessary in order to avoid processing delays after consummation of the Transaction.

What if I hold 50,000 or more shares of our Common Stock in the aggregate through multiple brokerage or record accounts or a combination of brokerage and record accounts, each with fewer than 50,000 shares?

If you hold a total of 50,000 or more shares of our Common Stock divided up among multiple brokerage and/or record accounts, each with fewer than 50,000 shares, we urge you to contact your bank, broker or other nominee immediately to make arrangements to register and/or consolidate your holdings or take such other steps as may be necessary in order to avoid processing delays after consummation of the Transaction. See the information under the caption “Special Factors—Effects of the Transaction” in this Proxy Statement.

How did the Special Committee determine the reverse stock split ratio of 1-for-50,000? Could the Special Committee determine that a different ratio should be used for the reverse split?

The Special Committee believed that 1-for-50,000 was the proper ratio, because it will support the Company’s plan to reduce the number of record stockholders below 300, so that the Company will no longer be registered with the SEC and can save over US$3.1 million on an annualized basis that is associated with its reporting duties. In addition, the Special Committee determined that this ratio is the appropriate ratio after it took into consideration the amount of cash the Company has available and will have available after the Cash Payment and costs associated with the Transaction. The Special Committee may at any time prior to the effectiveness of the Reverse Stock Split determine to use a different ratio if the Special Committee determines that it is in the best interests of our stockholders to do so. If the Special Committee subsequently alters the ratio, we will provide you with notice through an amendment to this Proxy Statement.

Can the Special Committee determine not to proceed with the Transaction as currently contemplated?

The Special Committee may determine not to proceed with the Transaction as currently contemplated, or to change certain of the terms of the Transaction, if it believes that abandoning or changing the terms of the Transaction is in the best interests of the Company and its stockholders. If the Special Committee determines not to proceed with the Transaction, we will continue to operate our business as presently conducted.

What are the U.S. federal income tax consequences of the Transaction to me?

A stockholder who receives no Cash Payment as a result of the Transaction generally will not recognize any gain or loss for U.S. federal income tax purposes. The tax consequences to a stockholder who receives a Cash Payment for a fractional share of our Common Stock as a result of the Transaction will vary depending on the particular circumstances of such stockholder, including whether the stockholder continues to hold (either directly or constructively) any shares of our Common Stock after the Transaction and whether the stockholder is treated as a resident of the U.S. for U.S. federal income tax purposes. For a more detailed discussion, see “Other Matters Related to the Transaction—Material U.S. Federal Income Tax Consequences” beginning on page 58. We urge you, however, to consult with your personal tax advisor with regard to the individual tax consequences to you of the Transaction in light of your own particular circumstances, including under any applicable foreign, state and local tax laws.

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What information will I be able to get about the Company if I continue to hold shares after the Transaction?

After the Transaction, we do not intend to make available to our stockholders any financial or other information about us that is not required by law. We do not intend to distribute press releases for material and other events. We will continue to hold stockholder meetings as required under Nevada law, including annual meetings, or to take actions by written consent of our stockholders in lieu of meetings.

What is the total cost of the Transaction to the Company?

Upon consummation of the Transaction, we estimate approximately US$9.2 million will be required to cash out fractional shares as part of the Transaction. However, the amount actually paid in connection with the Transaction could be less or more depending on how many shares we are actually required to cash out upon consummation of the Transaction, which will depend in part on whether stockholders who presently own less than 50,000 shares buy additional shares in order to remain stockholders following the Transaction and whether stockholders who presently own 50,000 or more shares sell shares in order to participate in the cash out. We anticipate incurring approximately US$0.7 million in advisory, legal, financial, accounting, printing and other fees and costs in connection with the Transaction. See the information under the caption “Other Matters Related to the Transaction—Source and Amounts of Funds” in this Proxy Statement on page 61.

What does the deregistration of our Common Stock mean?

Following the Transaction, we expect to have fewer than 300 record holders at all times, which will make us eligible to terminate the registration of our Common Stock under the Exchange Act and delist our Common Stock from the NASDAQ Global Market (“NASDAQ”). Following the termination of the registration of our Common Stock under the Exchange Act, we will no longer be required to file annual, quarterly and other reports with the SEC, and beginning 90 days after such deregistration, our executive officers, directors and 10% stockholders will no longer be required to file reports with the SEC relating to their transactions in our Common Stock. In addition, holders of 5% or more of our Common Stock will not be required to report their beneficial ownership on Schedule 13D or 13G. Our Common Stock will not be registered on any stock exchange and we expect that any trading in our Common Stock would continue only in privately negotiated sales. See the information under the captions “Special Factors—Effects of the Transaction” in this Proxy Statement.

Will I be entitled to appraisal rights (also known as dissenters’ rights) if I object to the Reverse Stock Split?

You are entitled to appraisal or dissenters' rights under the Nevada Revised Statutes. See the information under the caption “Other Matters Related to the Transaction—Dissenters’ Rights” in this Proxy Statement.

At what prices has our stock traded recently?

As of the date of this Proxy Statement, our Common Stock is traded on NASDAQ. On July 3, 2014 (the last trading date prior to our receipt of the initial Reverse Stock Split proposal from the members of the management of the Company), the closing price of our Common Stock was US$1.56. From July 7, 2014, to August 25, 2014, the closing price of our Common Stock has changed from US$1.57 to US$1.68 per share. See the information under the caption “Company Information—Company Securities” in this Proxy Statement.

Am I permitted to trade my stock prior to the Reverse Stock Split?

Stockholders are not prohibited from or restricted in trading their shares prior to the Transaction. However, the price of our Common Stock is volatile, in part because of the low volume of trading. This volatility may increase due to the announcement of the Transaction, especially if stockholders begin purchasing in high volumes to cover short positions.

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What does the Board recommend?

The Board and the Special Committee each believe that the terms of the Reverse Stock Split are fair to, and in the best interests of the Company and its stockholders. The Special Committee unanimously determined it to be advisable for the Company to effect the Reverse Stock Split. The Board has unanimously approved and declared advisable the Reverse Stock Split and the Transaction, and the Board unanimously recommends that you vote “FOR” the Reverse Stock Split. See “Special Factors—Background of the Transaction;” “Special Factors—Reasons for the Transaction” and “Special Factors—Fairness of the Transaction.”

When and where is the Special Meeting?

The Special Meeting of the stockholders will be held on [●], 2014, at [●] [a.m.][p.m.] Beijing Time (local time), which is equivalent to [●], 2014 and [●] [a.m.][p.m.] U.S. Eastern Time, at 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, People’s Republic of China.

What am I being asked to vote upon?

You will be asked to consider and vote on the following proposals:

•	approval of the Reverse Stock Split; and

•	approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split.

Who may vote at the Special Meeting?

You are entitled to vote at the Special Meeting (or any adjournment or postponement thereof) in person or by proxy if you owned shares of Common Stock at the close of business on [●], 2014, the record date for the Special Meeting. As of the record date, there were [34,848,158] shares of the Company’s Common Stock issued and outstanding. You will have one vote for each share of Common Stock you held on the record date. See “General Information about the Special Meeting and Voting.”

What vote is required to approve the Reverse Stock Split and other proposals?

The proposal to approve the Reverse Stock Split requires the vote of stockholders holding a majority of the voting power of the Company’s Common Stock. If there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split, the approval of the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting as of the record date, whether or not a quorum is present.

At the close of business, New York time, on [●], 2014, the record date, there are [34,848,158] shares of the Common Stock expected to be outstanding and entitled to vote at the special meeting. The directors and officers of the Company currently hold 7,012,086 outstanding shares of Common Stock, representing approximately 20.1% of the total outstanding shares of Common Stock. Those directors and officers of the Company who hold shares of Common Stock have advised us that they intend to vote in favor of the proposal to approve the Reverse Stock Split at the Special Meeting. Based on the number of shares of Common Stock expected to be outstanding on the record date, in addition to the 7,012,086 outstanding shares of Common Stock held by the directors and officers of the Company, the approval of the Reverse Stock Split requires the affirmative vote of at least 10,411,994 shares of Common Stock owned by the unaffiliated stockholders (representing approximately 29.9% of the total outstanding shares of Common Stock).

Who is soliciting my proxy?

The Board, including Mr. Gao, is soliciting proxies to be voted at the Special Meeting or any adjournment or postponement thereof.

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What do I need to do now and how should I vote?

You should read this Proxy Statement carefully, including its exhibits, and consider how the Reverse Stock Split will affect you. Then, mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the Special Meeting or any adjournment or postponement thereof. See “General Information about the Special Meeting and Voting.”

What happens if I do not return a proxy card or otherwise provide proxy instructions or if I elect to abstain from voting?

If you do not submit a proxy card, unless you attend the Special Meeting in person, your shares will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Special Meeting, and your failure to take action will have the same effect as a vote “AGAINST” the Reverse Stock Split.

If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and all of your shares will be voted “FOR” the Reverse Stock Split and “FOR” the adjournment proposal. However, if you submit a proxy card and affirmatively elect to abstain from voting on one or more of the proposals, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting, but will not be voted on such proposals at the Special Meeting or at any adjournment or postponement thereof. As a result, your abstention(s) will have the same effect as voting “AGAINST” any proposals in respect of which you abstain.

May I vote in person?

If your shares of Common Stock are registered directly in your name with the Company’s transfer agent, you are considered, with respect to those shares, to be the “stockholder of record,” and the proxy materials and proxy card are being sent directly to you by the Company. If you are a stockholder of record, you may attend the Special Meeting and vote your shares in person, rather than by signing and returning your proxy card.

If your shares of Common Stock are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Special Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares in person at the Special Meeting.

What constitutes a quorum?

Stockholders who hold a majority of the shares of the Company’s Common Stock outstanding as of the close of business on the record date for the Special Meeting must be present either in person or by proxy in order to constitute a quorum to conduct business at the Special Meeting or at any adjournment or postponement thereof.

May I change my vote after I have mailed my signed proxy card?

Yes. You can revoke your proxy at any time before it is exercised at the Special Meeting in any of three ways:

•	by submitting written notice revoking your proxy card to the Secretary of the Company;
•	by submitting another later dated proxy by mail and properly signed;
•	by calling the Company’s Secretary; or
•	by voting in person at the Special Meeting.

If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions. See “General Information about the Special Meeting and Voting.”

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Should I send in my stock certificates now?

No. After the Transaction is completed, the Exchange Agent will send all stockholders with stock certificates representing the right to receive Cash Payments a letter of transmittal with instructions to be used to transmit Common Stock certificates. Please do not send your stock certificates to us or the Exchange Agent until after you have received the letter of transmittal and instructions. See “Special Factors—Structure of the Transaction—Exchange of Certificates for Cash Payment.”

Who can help answer my questions?

If you would like additional copies of this Proxy Statement (which copies will be provided to you without charge) or if you have questions about the Reverse Stock Split or the Transaction, including the procedures for voting your shares, you should contact Ms. Jing Lu, the Secretary of the Company.

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SPECIAL FACTORS

Material Terms

The Special Committee has authorized the Reverse Stock Split, in order to reduce the number of record holders of our Common Stock to fewer than 300. As a result of the Reverse Stock Split, stockholders holding fewer than 50,000 pre-Reverse Stock Split shares as of the effective date of the Reverse Stock Split will have no further interest in the Company and will no longer be stockholders of the Company. Stockholders holding 50,000 or more pre-Reverse Stock Split shares as of the effective date of the Reverse Stock Split will continue to be stockholders of the Company after the Reverse Stock Split.

In lieu of issuing any fractional shares otherwise issuable to stockholders who hold fewer than 50,000 pre-Reverse Stock Split shares, we will make a Cash Payment of US$1.75 per pre-Reverse Stock Split share to such stockholders. Stockholders owning at least 50,000 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as stockholders, but own a fractional share as the result of the Reverse Stock Split, will receive a Cash Payment based on the pre-Reverse Stock Split share equivalent of their fractional share.

Purpose of the Transaction

The purpose of the Transaction is to reduce the number of record holders of our Common Stock to fewer than 300, thereby enabling us to deregister our Common Stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder. This will enable us to terminate the Company’s status as a public reporting company with the SEC and reduce the financial and administrative costs incurred with respect to such status. The Transaction is an isolated transaction and is not pursuant to a plan to periodically increase a stockholder’s proportionate interest in our assets or earnings and profits.

The Special Committee and the Board believe that any material benefit derived from continued registration under the Exchange Act is outweighed by the cost. We have been unable to provide increased value to our stockholders as a public company, and, as a result of the costs and tangible and intangible burdens associated with being a public company, including the cost of complying with the Sarbanes-Oxley Act, we do not believe that continuing our public company status is in our best interests and the best interests of our stockholders. The Reverse Stock Split is expected to relieve us of the administrative burden, cost and other disadvantages associated with filing reports and otherwise complying with the requirements of registration under the U.S. federal securities laws by deregistering our Common Stock.

In determining whether the number of our stockholders of record falls below 300 as a result of the Reverse Stock Split, we must count stockholders of record in accordance with Rule 12g5-1 under the Exchange Act. Rule 12g5-1 provides, with certain exceptions, that in determining whether issuers, including the Company, are subject to the registration provisions of the Exchange Act, securities are considered to be “held of record” by each person who is identified as the owner of such securities on the respective records of security holders maintained by or on behalf of the issuer.

As a result of the Reverse Stock Split, we anticipate that the number of shares of our Common Stock issued and outstanding will be reduced from 34,848,158 (the number outstanding as of June 10, 2014) to approximately 592. After completion of the proposed acquisition of fractional shares, we anticipate that the total number of record holders of our Common Stock, which number includes those brokers who hold shares on behalf of beneficial holders, will be reduced from approximately 2,417 to 45.

The cash-out of fractional stockholder interests represents the anticipated cancellation of 5,248,158 pre-Reverse Stock Split shares, or approximately 15.06% of our outstanding pre-Reverse Stock Split shares.

We estimate that the total cash to be paid to stockholders will be approximately US$9.2 million. In addition, the expenses incurred to effect the Transaction are estimated to be approximately US$0.7 million. The cash to be paid to stockholders and for expenses are expected to be paid out of our currently available cash. The fractional shares acquired in the Transaction will be cancelled and returned to the status of authorized but unissued shares of our Common Stock.

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Upon the filing of the Form 15, our obligation to file periodic reports under the Exchange Act will be immediately suspended. Deregistration of our Common Stock will be effective 90 days after filing of the Form 15. Upon deregistration of our Common Stock, our obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act will also be terminated. We will not be required to file periodic reports with the SEC in the future unless we subsequently file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or again have record holders of our Common Stock in excess of 300 on the first day of a subsequent fiscal year.

Background of the Transaction

We have been a publicly reporting company since 2006. Our Board and senior management periodically review the Company’s long-term strategic plans with the goal of enhancing stockholders’ value. As part of this ongoing process, our Board and senior management, from time to time, have considered strategic alternatives that may be available to the Company.

As a public reporting company, we expected to be able to leverage our public company equity to raise capital and pursue acquisitions to help grow our business and expand our operations; however, in recent years, we have been unable to raise significant capital and have derived only minimal benefits from being a public reporting company. The relatively low trading volume of shares of our Common Stock and our low market capitalization have reduced the traditional liquidity benefits of being a public reporting company to our stockholders. Additionally, our Common Stock has failed to attract significant interest from institutional investors or market analysts, which could have created a more active and liquid market for our Common Stock. We do not presently intend to raise capital through sales of our securities in a public offering or to acquire other businesses or entities using our securities as consideration. As a result of the foregoing, we have determined that we are not likely to make use of the advantages for raising capital, effecting acquisitions or other purposes that public company reporting status traditionally offers.

After the Company released its 2014 first quarter financials on May 15, 2014, it held a Board meeting on May 20, 2014 to review the Company’s 2013 financial results, the unaudited interim financial statements of the first quarter of 2014 and current real estate market conditions in the Xi’an region and in China generally. Given the significant year-over-year declines in net income and profitability and even weaker financial results in the first quarter of 2014, the Board and certain members of management, including Mr. Pingji Lu, Mr. Xiaohong Feng, Mr. Cangsang Huang and Ms. Jing Lu, began evaluating the advantages and disadvantages of being a public reporting company.

In such discussion, the Board considered four potential strategic alternatives available to the Company: (1) to remain as a U.S. public company; (2) to seek a dual-listing in Hong Kong; (3) to sell the Company to a third party and (4) privatization of the Company by way of a reverse stock split. The Board determined, after a lengthy discussion, that remaining a U.S. public reporting company was not in the best interests of stockholders considering the relatively low trading volume of the Company’s Common Stock, the Company’s low market capitalization, failure to attract market analysts, and the Company’s low stock price, which have reduced the traditional liquidity benefits of being a public reporting company to the Company’s stockholders. In addition, these benefits were being outweighed by the relatively high compliance costs, including the costs with respect to filing reports and other information with the SEC, complying with certain of the rules and regulations under the Sarbanes-Oxley Act and the Dodd-Frank Act, and complying with applicable corporate governance requirements, which have become increasingly more difficult for the Company to bear given its recent declining financial performance and the worsening real estate market in Xi’an, People’s Republic of China, where the Company is headquartered, and in the People’s Republic of China generally. Next, the Board considered dual-listing in Hong Kong. However, the Board determined that this was not an attractive option given that valuations of Hong Kong-listed Chinese real estate companies of similar size to the Company were even lower than such valuations in the U.S. The Board also considered a sale to a third party, but did not view this alternative as a viable option in light of the fact that the Company had unsuccessfully tried to solicit financial and strategic investors to sell the Company for the past three years. Potential buyers had all displayed concerns over the Chinese real estate market and the adverse consequences of acquiring a U.S.-incorporated public company. Finally, the Board discussed privatization through a reverse stock split, which was possible given the Company’s available cash. Based on such discussions, and for the reasons summarized in “Special Factors—Reasons for the Transaction”, the Board determined that the Reverse Stock Split could be the most expeditious and cost-effective approach to achieve the purposes described under “Special Factors—Purpose of the Transaction” and was the most favorable option for the Company and its stockholders.

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At the request of the Board, Gibson Dunn & Crutcher LLP (“Gibson Dunn”) advised the directors of their fiduciary duties to the Company’s stockholders, discussed the typical process undertaken by companies commencing go-private transactions and discussed past privatization transactions involving Nevada-incorporated Chinese corporations by way of reverse stock splits. After lengthy discussion at the May 20th meeting, the Board formed the Special Committee, consisting of Messrs. Suiyin Gao, Yusheng Lin, Maosheng Luo and Mingduo Yang, all of whom are independent directors, with Mr. Gao serving as the Chairman of the Special Committee. The Board granted the Special Committee the power and authority to explore, review and determine the best course of action for the Company in order to advance the best interests of the Company’s stockholders, to review and evaluate strategic alternatives, to determine and recommend to the Board the process, structure, forms and terms of any reverse stock split or other strategic alternative and to retain and engage legal counsel and financial or other advisors in connection with such evaluation. After discussion, the members of the Special Committee resolved to engage Gibson Dunn as independent legal advisor in connection with a reverse stock split.

After considering the reputation, experience with similar transactions, knowledge of the relevant industry, fee proposals, relevant qualifications and whether there was any past, current or future conflicts or other circumstances, on June 27, 2014, the Special Committee decided to engage Duff & Phelps, LLC (“Duff & Phelps”) as independent financial advisor to provide its opinion as to the fairness, from a financial point of view, to the public stockholders of the Company, of a potential reverse stock split transaction.

On July 4, 2014, members of management of the Company delivered a reverse stock split proposal to the Special Committee. Among other terms, the proposal contemplated a reverse stock split ratio of 1-to-50,000 at US$1.64 per share. The Special Committee had a telephonic meeting with Gibson Dunn and Duff & Phelps on July 8, 2014 to discuss the proposal and asked various questions about the proposal. Duff & Phelps informed the Special Committee that it had started to conduct financial due diligence on the Company and perform preliminary valuation analysis.

On July 15, 2014, the Special Committee held another telephonic meeting with Gibson Dunn and Duff & Phelps, at which Duff & Phelps updated the Special Committee on the status of its financial due diligence, explained the range of premiums offered in precedent go-private transactions involving U.S.-listed Chinese companies and suggested that the Special Committee discuss with the members of the management of the Company as to whether there was room for price negotiation. The Special Committee then instructed Mr. Gao, Chairman of the Special Committee, to contact the management members regarding a potential increase in the offer price, although the precise amount or range of such an increase was not specified. Gibson Dunn then again advised the Special Committee on directors’ fiduciary duties under the laws of Nevada in the context of a going private transaction. After the meeting, Mr. Gao approached Mr. Lu to request a price increase.

On July 21, 2014, the management members delivered to the Special Committee a revised proposal and increased the offer price from US$1.64 to US$1.75 per share. Although the management members believed the previous offer price of US$1.64 per share was fair to the Company’s stockholders in light of the downward movement in the Company’s stock price from the closing price of US$1.62 on July 2, 2014 to US$1.53 on July 16, 2014, after much discussion the management members agreed to increase the offer price to US$1.75 per share. The revised proposal explicitly provided that US$1.75 per share was the final and best price available and there was no room for any further price increase given the Company’s declining financial conditions and current market risks.

On July 31, 2014, the Special Committee held a telephonic meeting with Gibson Dunn and Duff & Phelps, at which Gibson Dunn explained to the Special Committee that a draft Schedule 13E-3 and proxy statement were being circulated to all parties for their input and comments. Duff & Phelps then updated the Special Committee on the status of its financial due diligence on the Company. Mr. Gao, on behalf of the Special Committee, reiterated the Special Committee’s commitment to acting in the best interest of unaffiliated stockholders of the Company.

On August 12, 2014, the Special Committee held another telephonic meeting with Gibson Dunn and Duff & Phelps, at which Duff & Phelps updated the Special Committee on the status of its financial analysis. Duff & Phelps then noted that the reverse stock split proposal delivered by the members of the management of the Company provided that certain officers would not receive a cash payment for fractional shares and would instead continue to hold their fractional shares after the transaction. After discussion with its financial and legal advisors about this provision of the proposal, the Special Committee instructed Mr. Gao, Chairman of the Special Committee, to contact the management members and request that any fractional shares held by officers be cashed out as a result of the proposed transaction, in the same manner as other stockholders of the Company. Duff & Phelps suggested to the Special Committee that officers should be treated in the same manner and terms as unaffiliated stockholders in the potential Transaction. The Special Committee then instructed Mr. Gao, Chairman of the Special Committee, to contact the members of the management regarding the request that any fractional shares held by officers be cashed out as a result of the proposed reverse stock split. Gibson Dunn further advised the Special Committee on the draft Schedule 13E-3 and proxy statement.

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On August 13, 2014, the management members delivered a revised proposal to provide that officers will receive cash payments for the fractional shares in the same manners as unaffiliated stockholders.

On August 19, 2014, the Special Committee held a telephonic meeting with Gibson Dunn and Duff & Phelps. At this meeting, Duff & Phelps gave an oral presentation on its valuation analyses of the Company, including a discounted cash flow analysis, an analysis of selected public companies, an analysis of selected transactions, and a review of information on premiums paid in selected transaction. Duff & Phelps answered various questions from the members of the Special Committee and then orally delivered its opinion, which was subsequently confirmed in writing, that, as of such date, based upon and subject to the factors, assumptions, and limitations set forth in its opinion, the consideration of US$ 1.75 per share in cash to be received by the Company’s stockholders was fair from a financial point of view to such holders. Gibson Dunn then provided an overview of the transaction, including the required stockholders’ approval and the anticipated process going forward. After consideration of the proposed transaction and the presentation by Duff & Phelps, including receipt of Duff & Phelps’ oral fairness opinion, as described under the caption “Special Factors—Reasons for the Transaction” and “Special Factors—Fairness of Transaction” respectively, the members of the Special Committee unanimously resolved to (i) approve and adopt in all respects, and recommend that the Board approve and adopt the Reverse Stock Split, and (ii) recommend that the Board (A) submit the Reverse Stock Split to the stockholders of the Company for approval and adoption at a meeting of the stockholders of the Company for the purpose of considering and acting on the Reverse Stock Split and (B) recommend that the stockholders of the Company vote for the approval and adoption of the Reverse Stock Split.

Later on the same day, the Board convened a special meeting with Gibson Dunn, at which the Special Committee presented its recommendation to the Board. After consideration of the proposed transaction, Duff & Phelps’ fairness opinion, the recommendations of the Special Committee, the factors listed under the sections herein captioned “Special Factors—Reasons for the Transaction” and “Special Factors—Fairness of Transaction” respectively, the Board acting upon the unanimous recommendation of the Special Committee, resolved to (i) determine that the Reverse Stock Split was fair and advisable to and in the best interests of the Company and its stockholders, (ii) approve and adopt the Reverse Stock Split, (iii) recommend the approval and adoption of the Reverse Stock Split by the Company’s stockholders and (iv) direct that the Reverse Stock Split be submitted to the stockholders of the Company for their approval and adoption at the Stockholders’ Meeting.

Reasons for the Transaction

Although we have been a public reporting company since 2006, we believe that now we can derive only minimal benefits from remaining a public reporting company. Benefits of being a public reporting company (“Public Company Benefits”) typically include:

•	access to the public markets for liquidity purposes for our stockholders;
•	access to the public markets for purposes of raising capital through the sale of securities; and
•	the ability to make acquisitions using securities as consideration.

Our Common Stock has failed to attract significant interest from institutional investors or market analysts. This has resulted in a relatively low trading volume and market capitalization, which has limited the liquidity benefit to our stockholders. In addition, the legal requirements of public reporting companies create large administrative and financial costs for us. As a small company with limited managerial resources, we believe that these financial resources and management’s time could be more effectively devoted to other business purposes.

Our Board believes that consummating a “going private” transaction is a necessary step to reduce corporate overhead costs by eliminating the costs associated with being a public reporting company, including with respect to filing reports with the SEC, complying with certain of the rules and regulations under the Sarbanes-Oxley Act, and complying with applicable corporate governance requirements. Furthermore, our Board has determined that the costs of being a public reporting company currently outweigh the Public Company Benefits and, thus, that it is no longer in the best interests of the Company or its stockholders for the Company to remain a public reporting company, for the reasons described below. The primary purpose of the Transaction is to reduce the number of record holders of our Common Stock to fewer than 300 to enable us to elect to deregister our Common Stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder. The Board believes that the Transaction provides the greatest certainty for the Company to achieve this purpose.

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•	Exchange Act Reporting Costs and Business Information Disclosure. The Company incurs significant direct and indirect costs in complying with its periodic reporting and other obligations under the Exchange Act (collectively, the “Public Company Costs”), including: the legal, accounting, printing, mailing, public relations, compliance and administrative costs of preparing, reviewing, filing, printing and distributing the reports and other filings required under the Exchange Act; the broker and transfer agent charges for forwarding materials to beneficial holders of our Common Stock; management’s time and attention expended in preparing and reviewing such reports and other filings; and the substantially higher premiums for directors’ and officers’ insurance policies payable by public reporting companies. We estimate the Company’s Public Company Costs, on an annualized basis, to be approximately US$3.1 million. These costs are on-going, comprising a significant element of our corporate overhead expenses, and are difficult to reduce.

While we presently have no specific plans to do so, we may, periodically, send stockholders financial and/or other information about us that is not required by law. We do not intend to distribute press releases for material and other events. We anticipate that our consolidated financial statements will be subject to audit only to the extent required by applicable law and covenants in any credit or financing agreement which we may enter. We expect that, in connection with any pending litigation, contractual, regulatory and general business issues, we will, from time to time, engage and confer with outside counsel, as needed.

In addition, our Board believes that the Transaction and subsequent deregistration of our Common Stock and the suspension of our duty to file periodic reports and other information with the SEC, will allow our management and employees to devote more time and effort to improving our operations.

Furthermore, as an SEC-reporting company, the Company is required to disclose a considerable amount of business information to the public, some of which would be considered proprietary and would not be disclosed by a non-reporting company. As a result, our actual or potential competitors, customers, lenders and vendors all have ready access to this information which could potentially help them compete against us or make it more difficult for us to negotiate favorable terms with them, as the case may be.

•	Liquidity for Small Stockholders. Our Board believes that our stockholders may be deterred from selling their shares because of the lack of an active trading market and because of disproportionately high brokerage costs. The trading volume in our Common Stock has been, and continues to be, limited. Our Common Stock does not trade every day. The average daily trading volume of our Common Stock over the twelve-month, six-month and three-month periods ended June 30, 2014 was approximately 95,269, 41,136 and 35,816 shares, respectively. Our Board believes that the Transaction would give stockholders who are cashed out an opportunity to receive a fair price in cash for their shares without having to pay disproportionately high brokerage commissions. The cash consideration of US$1.75 per share of our Common Stock held prior to the Reverse Stock Split represents a premium of 12.9% over the volume weighted average closing price of our Common Stock during the 30-trading day period ended August 15, 2014.

•	Lack of Capital from Public Markets. In addition to the Public Company Costs, the Company is not able to, and does not presently intend to exploit, many of the Public Company Benefits. The price of our Common Stock has significantly declined over the last few years. The current trading price of our Common Stock would make using it as a vehicle to raise capital or to provide acquisition consideration extremely dilutive to our stockholders. As a result, the Company is not receiving any of the traditional Public Company Benefits. On the other hand, the Public Company Costs continue to increase, substantially depleting the limited resources of the Company. The increase in costs arises, among other things, because of an increase in securities regulation and premiums for directors’ and officers’ insurance policies. Our Board believes that the Public Company Costs, if continued, would be detrimental to the financial condition of the Company.

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Other Public Company Benefits which exist for the benefit of public stockholders include: (i) the rights and protections afforded stockholders by the U.S. federal securities laws; (ii) the substantive requirements of the U.S. federal securities laws, including the Sarbanes-Oxley Act, which are imposed on public companies; and (iii) limitations and reporting requirements imposed on officers and directors of public companies, including restrictions on short-swing trading and the reporting obligations of officers and directors. These benefits were not considered to outweigh the Public Company Costs due to the small size of the Company, its limited staffing and the lack of a liquid trading market for our Common Stock. Accordingly, our Board has determined that the Public Company Costs, currently and in the foreseeable future, will continue to outweigh the Public Company Benefits and, thus, it is no longer in the best interests of the Company or its stockholders for the Company to remain a public reporting company.

Effects of the Transaction

Effects of the Transaction on our Unaffiliated Stockholders. Based on information available to us, we estimate that the Transaction will reduce the total number of record holders of our Common Stock from approximately 2,417 to approximately 45. The reduction in the number of our record stockholders below 300 will enable us to deregister our Common Stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder, which will substantially reduce the information required to be furnished by us to the public, including our stockholders.

We intend to apply for deregistration of our Common Stock and suspension of our duty to file periodic reports and other information as soon as practicable following completion of the Transaction. See “Special Factors—Purpose of the Transaction”. However, the Special Committee reserves the right, in its discretion, to abandon, postpone or modify the Transaction prior to the effective date of the Reverse Stock Split if it determines that doing so is in our best interests and the best interests of our stockholders. See “Special Factors—Structure of the Transaction—Reservation” beginning on page 39.

The Reverse Stock Split will apply to all stockholders regardless of whether or not they are unaffiliated because the ratio will be the same for all stockholders. There is no class of stockholder of our Common Stock who will not be impacted by the Reverse Stock Split.

Depending upon the number of shares held by an unaffiliated stockholder, they may or may not remain as a stockholder of the Company after the Transaction is completed. Unaffiliated stockholders who have fewer than 50,000 shares will no longer be stockholders of the Company. Any unaffiliated stockholder who owns 50,000 or more shares will continue as a stockholder of the Company after the Transaction. We believe that the Transaction is fair to the unaffiliated stockholders who will remain as stockholders of the Company after the Transaction. We believe the Transaction is fair because, among other reasons, all unaffiliated holders’ shares will be impacted the same by the Reverse Stock Split and all unaffiliated holders who have fractional shares as a result of the Reverse Stock Split will receive the Cash Payment. Unaffiliated stockholders who own 50,000 or more shares have the ability to sell their shares in advance of the Transaction to reduce their holdings below 50,000 if they do not wish to remain as stockholders. Conversely, unaffiliated stockholders who own fewer than 50,000 shares but wish to remain stockholders of the Company can choose to acquire additional shares so that they own at least 50,000 shares of our Common Stock immediately before the effective date of the Reverse Stock Split. The Company does not have the funds necessary to effect a reverse split that would allow all unaffiliated stockholders to no longer be holders of the Company after the Transaction. The Transaction provides all unaffiliated stockholders the ability to partake in the Reverse Stock Split and receive the Cash Payment. Those stockholders who remain will have the benefit of potential future growth of the Company’s business.

When the Transaction is consummated, unaffiliated stockholders owning fewer than 50,000 pre-Reverse Stock Split shares will no longer have any equity interest and will not participate in our future earnings or any increases in the value of our assets or operations. Such unaffiliated stockholders owning fewer than 50,000 pre-Reverse Stock Split shares will, following the Transaction, have their pre-Reverse Stock Split shares cancelled and converted into the right to receive the Cash Payment. As soon as practicable after the effective date of the Reverse Stock Split, we will send these unaffiliated stockholders a letter of transmittal with instructions as to how such stockholders will be paid the Cash Payment. The letter of transmittal will include instructions on how to surrender stock certificates to our exchange agent.

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If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares. Your broker or other nominee is considered, with respect to those shares, the stockholder of record.

Although the Transaction is designed to reduce the number of stockholders of record, we intend to treat stockholders holding Common Stock in street name held through a broker or other nominee in the same manner as stockholders whose shares are registered in their names for purposes of the Transaction. Nominees will be instructed to effect the Transaction for their beneficial owners. However, nominees may have different administrative procedures with respect to how they communicate with beneficial owners, and stockholders owning shares in street name should contact their nominee(s).

Effects of the Transaction on our Affiliates. As of June 10, 2014, our officers and directors collectively held an aggregate of 7,012,086 shares of our Common Stock. As of June 30, 2014, no options were exercisable because the performance conditions of the stock options were not met.

Additionally, none of our officers and directors will continue to be subject to the reporting requirements of Section 16 of the Exchange Act or be subject to the short-swing profit recapture provisions thereunder. Stockholders acquiring more than 5% of our Common Stock will no longer be required to report their beneficial ownership under Section 13(d) of the Exchange Act. The beneficial ownership percentage and the reduction in the number of shares of Common Stock outstanding following the Transaction may increase or decrease depending on purchases, sales, and other transfers of Common Stock by our stockholders prior to the effective time of the Reverse Stock Split, and the number of shares that are actually cashed-out in the Transaction. The beneficial ownership percentage of shares of our Common Stock held by our officers and directors and the beneficial ownership percentage of the stockholders who will continue to hold our Common Stock after the Transaction, may increase or decrease as a result of such purchases, sales and other transfer of shares of our Common Stock by our stockholders prior to the effective time of the Reverse Stock Split, and depending on the number of shares that are actually cashed-out in the Transaction.

As a result of the Reverse Stock Split, Mr. Lu and each of the executive officers and directors will have an increase in the percentage of their voting power. The table below reflects the pre-Reverse Stock Split and post-Reverse Stock Split ownership of the executive officers and directors, including executive officers and directors of the Company since January 1, 2013:

Name (1)	Title	Common Stock Pre- Reverse Stock Split (2)	Percentage of Class (3)	Common Stock Post- Reverse Stock Split	Percentage of Class (4)

Mr. Pingji Lu	Chairman	5,034,505	14.45%	100	16.89%
Mr. Xiaohong Feng	CEO & Managing Director	1,041,511	2.99%	20	3.38%
Ms. Jing Lu	COO & Board Secretary	726,570	2.08%	14	2.36%
Mr. Cangsang Huang	CFO & Director	198,000	0.57%	3	0.51%
Mr. Mingduo Yang	Independent Director	0	0	0	0
Mr. Suiyin Gao	Independent Director	5,750	0.02%	0	0
Mr. Yusheng Lin	Independent Director	5,750	0.02%	0	0
Mr. Maosheng Luo	Independent Director	0	0	0	0
Mr. Albert McLelland	Former Independent Director (5)	3,750	0.01%	0	0
Mr. Heung Sang Fong	Former Independent Director (6)	30,125	0.09%	0	0
Current Directors and Executive Officers as a group		7,012,086	20.12%	137	23.14%
Pope Asset Management, LLC	N/A	3,617,904	10.38%	72	12.16%

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(1)	The address of Pope Asset Management, LLC is 5100 Poplar Avenue, Suite 805, Memphis, TN 38137 and the address of the other beneficial owners listed above is 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, PRC.
(2)	The Common Stock information is based on the NOBO search conducted by the Company as of June 10, 2014.
(3)	Applicable percentage ownership is based on 34,848,158 shares of Common Stock outstanding as of June 10, 2014. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.
(4)	The percentage calculation is based the assumption that 592 shares of our Common Stock will remain outstanding after the Reverse Stock Split.
(5)	Resigned effective April 12, 2014.
(6)	Resigned effective May 1, 2014.

Effect of the Reverse Stock Split on Holders of Derivative Securities. The number of shares of Common Stock reserved for issuance and any maximum number of shares with respect to which equity awards, such as options or other derivative securities, may be granted to any participant under the Company’s Incentive Plans will be reduced proportionately based on the reverse stock split ratio of 1-to-50,000.

Potential Disadvantages of the Transaction to Stockholders. While we believe that the Transaction will result in the benefits described above, several disadvantages should also be noted:

•	after the Transaction, we will deregister our Common Stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder and, therefore, we will no longer be subject to the reporting requirements under the Exchange Act, such as periodic filings of financial statements and proxy or Proxy Statement disclosures in connection with stockholder meetings;

•	we will no longer report our quarterly or annual results of operations or activities in reports filed with the SEC under the Exchange Act;

•	because the reporting requirements of the Exchange Act will no longer apply, less information about us will be required to be furnished to those stockholders who will continue to hold our Common Stock after the Transaction;

•	the reporting and short-swing profit recapture provisions of Section 16 of the Exchange Act will no longer apply to our executive officers, directors and 10% stockholders;

•	holders of 5% or more of our equity securities will no longer be required to report their ownership position on Schedule 13D or 13G pursuant to Section 13(d) of the Exchange Act;

•	the going-private provisions of Rule 13e-3 under the Exchange Act will no longer apply;

•	although we plan, at this time, to continue to engage independent accountants to audit the annual financial statements of the Company, these financial statements may be less comprehensive than the financial statements we are required to maintain and report as a public reporting company;

•	stockholders owning less than 50,000 pre-Reverse Stock Split shares will, after giving effect to the Transaction, no longer have any equity interest in the Company and, therefore, will not participate in our future earnings or growth, if any; and

•	the Transaction will require stockholders owning less than 50,000 pre-Reverse Stock Split shares to involuntarily surrender their shares in exchange for cash, rather than choosing their own time and price for disposing of their shares of our Common Stock.

Financial Effects of the Transaction. Completion of the Transaction will require us to spend approximately US$0.7 million, which includes legal, financial and other fees and costs related to the Transaction. This estimate does not include the cost of the aggregate cash payment to discontinued stockholders (those owning fewer than 50,000 per Reverse Stock Split shares), which we estimate will be approximately US$9.2 million. These costs will be offset by the Public Company Costs that we would otherwise incur as a public reporting company to comply with SEC reporting requirements, which we estimate to be approximately US$3.1 million on an annualized basis.

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Trading Market for Our Common Stock. Following the completion of the Transaction, our Common Stock may be eligible for quotation on the Pink Sheets. The Pink Sheets is a listing service that offers financial and other information about issuers of securities, and collects and publishes quotes of market makers for over-the-counter securities through its website at www.pinksheets.com. The Pink Sheets is not a stock exchange, and we do not have the ability to control whether our shares are quoted on the Pink Sheets. Trading opportunities in the Pink Sheets will be dependent upon whether any broker-dealers commit to make a market for our Common Stock. Accordingly, we do not guarantee or anticipate whether our Common Stock will be quoted on the Pink Sheets. We give no assurance that there will be any Pink Sheets quotations after the Transaction or that they will continue for any length of time.

Amendment to Schedule 13E-3. If and when the Reverse Stock Split is consummated, we will promptly file an amendment to our Schedule 13E-3 notifying stockholders.

Fairness of the Transaction

The Board established the Special Committee, comprised solely of independent directors, and granted it the power and authority to explore, review and determine the best course of action for the Company in order to maximize the best interests of the Company’s stockholders, to review and evaluate strategic alternatives, to determine and recommend to the Board the process, structure, forms and terms of any reverse stock split or other strategic alternative and to retain and engage legal counsel and financial or other advisors in connection with such evaluation.

The Special Committee reviewed and considered the terms, purpose, potential alternatives to and effects of the Transaction and has determined that the Transaction is in the best interests of the Company and is substantively and procedurally fair to the stockholders of the Company, including: (i) our stockholders who will be cashed-out as a result of the Transaction and (ii) our stockholders who will continue to hold our Common Stock after the Transaction. After studying the Transaction and its anticipated effects on our stockholders, the Special Committee unanimously concluded that the Transaction was in the best interest of all stockholders, determined that it was procedurally and substantively fair to all of the Company’s stockholders and to the Company, and recommended to the Board that it approve the Transaction.

The Board has reviewed and considered the terms, purpose, potential alternatives to and effects of the Transaction, together with the analysis of the Special Committee described in this section “Fairness of the Transaction,” and has unanimously adopted the determination and recommendation of the Special Committee regarding the fairness of the Transaction.

Fairness of the Substance of the Transaction. In determining the fairness of the Transaction, the Special Committee considered the factors discussed below, in addition to the alternative transactions discussed in “Special Factors—Background of the Transaction” beginning on page 18. In light of these factors, the Special Committee believes that the Transaction is substantively fair to the Company’s stockholders, including our stockholders who will be cashed-out as a result of the Transaction and our stockholders who will continue to hold our Common Stock after the Transaction. The Special Committee did not assign any specific weights to the factors set forth below in a formulaic fashion. Moreover, in their considerations individual directors may have given differing weights to different factors. However, the Special Committee did place special emphasis on the significant cost and time savings we expect the Company to realize from deregistration of our Common Stock under the Exchange Act and the suspension of our duty to file periodic reports and other information with the SEC thereunder.

Significant Cost and Time Savings. By deregistering our Common Stock and suspending our duty to file periodic reports with the SEC, we expect to realize recurring annual cost savings of approximately US$3.1 million, which represents our Public Company Costs and includes savings from personnel expense relating to the time spent by our management to prepare and review our reports required to be filed with the SEC under the Exchange Act. In addition, the Special Committee has determined that the Public Company Costs, currently and in the foreseeable future, will continue to outweigh the Public Company Benefits and, thus, it is no longer in the best interests of the Company or its stockholders, creditors, or other stakeholders, including its unaffiliated stockholders, for the Company to remain a public reporting company. See the “Special Factors—Purpose of the Transaction” and “Special Factors—Reasons for the Transaction” beginning on pages 17 and 20, respectively.

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Uncertainty of Value of Common Stock. The Special Committee considered the challenges faced by the Company in seeking to increase stockholder value as a publicly traded company due to its small capitalization and the worsening real estate market in the Xi’an region and in China generally. Recent significant deterioration of EBIT margin and net profit per share, projected gross margin erosion and high degree of geographic concentration all reflect significant challenges facing the Company and the Company’s uncertain business conditions in the future. The Transaction will allow the Company’s unaffiliated stockholders to immediately realize liquidity for their investment and provide them with certainty as to the value of their shares of Common Stock.

Recent and Historical Trading Prices. The Special Committee considered recent and historical trades of our Common Stock. Since May 16, 2008, our Common Stock has been listed on NASDAQ, which has been the principal outlet for stockholders who wished to dispose of shares of our Common Stock. The Special Committee viewed NASDAQ as a good indicator of what a willing buyer would pay to a willing seller, neither one of whom is under any compulsion to buy or sell, after considering such factors as their estimate of the Company’s value as a whole, its earnings and performance history, its prospects, the prospects of the Company’s industry as a whole, an assessment of the control parties and management of the Company, and other factors that typically bear on a stock purchase or sale decision.

The recent and historical trading of our Common Stock relates to the fairness of the Transaction to unaffiliated stockholders because it provides some insight into how the market has historically valued our Common Stock. Since stockholders that are cashed out will no longer be able to directly participate in the financial success of the Company, the Cash Payment paid to these stockholders as a result of the Reverse Stock Split represents the final opportunity to obtain value for their investment. Although not a perfect measure, the trends over time in the market price of our Common Stock reflect market perceptions about the Company’s intrinsic value.

Based on the foregoing, the Special Committee determined that a Cash Payment based on the historical trading prices of our Common Stock would be an appropriate method of determining the fair value of shares of our Common Stock that are cashed out in the Transaction. In its deliberations concerning the fairness of the Transaction, the Special Committee considered:

•	the historical trading prices for our Common Stock over the past two (2) years (ranging from a low of US$1.07 to a high of US$3.07);

•	the historical volume weighted average trading prices for our Common Stock during the 30-trading day period ended August 15, 2014 (US$1.55); and

•	the closing price of our Common Stock on the last full trading day prior to the delivery of a written presentation to the Special Committee (US$1.62 as of August 15, 2014).

The Cash Payment to stockholders of US$1.75 per share represents a 12.9% premium to the volume weighted average closing price of our Common Stock during the 30-trading day period ended August 15, 2014, which was US$1.55. The Cash Payment to our stockholders of US$1.75 per share represents a premium of approximately 8.0% over the US$1.62 closing price of our Common Stock on August 15, 2014, the last full trading day prior to the delivery of a written presentation to the Special Committee. The Special Committee determined that, as a result of these premiums and an opinion of its independent financial advisor, Duff & Phelps, as of August 19, 2014 with respect to the fairness of the Cash Payment, as of the date of the opinion, from a financial point of view, to the stockholders who will be receiving the Cash Payment in the Transaction, US$1.75 per share of our Common Stock was a fair price for the shares our Common Stock that are cashed out in the Transaction in light of the factors considered by the Special Committee.

Liquidity of Our Common Stock. The Special Committee discussed the lack of an active trading market for our Common Stock, the lack of any market analyst coverage of the Company and our inability to access the public capital markets as some of the indications that our stockholders are not receiving the typical Public Company Benefits. Specifically, the Special Committee considered that our Common Stock had an average daily trading volume over the three-month period ended June 30, 2014 of approximately 35,816 shares. The Special Committee determined that the lack of liquidity of our Common Stock was an additional indication of fairness to the stockholders that are cashed out. See “Special Factors—Reasons for Transaction” beginning on page 20.

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The Special Committee also considered the following possible disadvantages of effecting the Transaction:

Reduction of Market for Our Common Stock. After the completion of the Transaction and the deregistration of our Common Stock and suspension of our duty to file periodic reports and other information with the SEC, our stockholders may experience reduced liquidity for their shares of our Common Stock, even if our Common Stock continue to be quoted in the Pink Sheets. See “Special Factors—Effects of the Transaction” beginning on page 22 for more information.

Possible Decline in Price of Our Common Stock. After the completion of the Transaction, our stockholders may experience reduced liquidity for their shares of our Common Stock. This reduced liquidity may adversely affect the market price of our Common Stock. See “Special Factors—Effects of the Transaction” beginning on page 22 and “Termination of Publicly Available Information about the Company” immediately below.

Termination of Publicly Available Information About the Company. After deregistration of our Common Stock and suspension of our duty to file periodic reports and other information with the SEC, information regarding our operations and financial results that is currently available to the general public and our stockholders will no longer be readily available, and stockholders seeking information about us will have to contact us directly to receive such information. We may or may not provide stockholders with information, upon request or otherwise, that we are not required by law to provide. The Special Committee believes that the overall benefits to the Company of no longer remaining a public reporting company substantially outweigh the disadvantages associated with a lack of publicly available information about the Company. See “Special Factors—Effects of the Transaction” beginning on page 22.

Sarbanes-Oxley Act, Dodd-Frank Act and Other Reporting and Disclosure Provisions Will No Longer Apply to the Company. After the completion of the Transaction and the deregistration of our Common Stock and suspension of our duty to file periodic reporting and other information with the SEC, we will no longer be subject to the provisions of the Sarbanes-Oxley Act, Dodd-Frank Act or the liability provisions of the Exchange Act that apply to public companies, including the requirement that the chief executive officer and the chief financial officer certify the accuracy of the financial statements contained in our Exchange Act filings. In addition, our officers, directors and 10% or greater stockholders will no longer be subject to the short-swing profit recapture provisions and reporting requirements of Section 16 of the Exchange Act. In addition, the proxy solicitation rules under Section 14, the stock ownership reporting rules under Section 13(d), and the going-private provisions of Rule 13e-3 under the Exchange Act will no longer apply to the Company. See “Special Factors—Effects of the Transaction” beginning on page 22.

The Company Will No Longer Have the Potential Benefits Normally Associated with Public Reporting Company Status. Another potential disadvantage of the Transaction is that we will no longer have the Public Company Benefits, such as better access to the capital markets for issuances of securities. We would still have access to capital markets, but if we were to conduct a public offering of our securities, we would have to again become a reporting company, and the expenses that we are seeking to eliminate would then be reinstated. We believe that the cost savings from ceasing to be a public reporting company outweigh the drawbacks of losing more ready access to the capital markets.

Certain Stockholders Will Not Participate in Future Increases in Our Value. Following the Transaction, stockholders who own less than 50,000 pre-Reverse Stock Split shares will no longer have an equity interest in the Company and will not participate in our future earnings or any increases in the value of our assets or operations. See “Special Factors—Effects of the Transaction” beginning on page 22.

Although potentially relevant to a determination of fairness of the Transaction, the factors listed below, for the reasons given, were determined by the Special Committee to not be applicable to the Company and were not considered or were not given any weight by the Special Committee:

Liquidation Value. The Special Committee viewed the liquidation value of the Company to be an inappropriate measure for the purpose of evaluating the fairness of the Cash Payment because it considers the Company to be a viable going concern business. There is no present intention of liquidating the Company. Further, the Transaction will only result in the termination of an equity interest by the stockholders reduced to fractional shares as a result of the Reverse Stock Split. The total of all such shares represents approximately 15.06% of our outstanding pre-Reverse Stock Split shares. A liquidation process would also involve additional legal fees, costs of sale and other expenses that would reduce any amounts that stockholders might receive upon liquidation. In addition, the Special Committee believed that the value of the Company’s assets that might be realized in liquidation would be significantly less than its going concern value. Given the other factors considered by the Special Committee as described in this Proxy Statement, the Special Committee did not pursue a liquidation value approach.

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Net Book Value of Our Common Stock. The Special Committee did not consider the Company’s net book value, which is defined as total assets minus total liabilities, attributable to the stockholders of the Company as a factor because they believed that net book value is not a material indicator of the value of the Company as a going concern but rather is indicative of historical costs. The Company’s net book value per diluted share as of June 30, 2014 was US$2.9 based on the weighted average number of outstanding shares of our Common Stock during the three months ended June 30, 2014. Net book value does not take into account the future prospects of the Company, market conditions, trends in the industry in which the Company conducts its business or the business risks inherent in competing with other companies in the same industry.

No Offers. We have not received during the last two years any firm, unconditional offers for a merger or consolidation with or into another company, or vice versa, or the sale or transfer of all or substantially all of our assets to another company, or a purchase of our securities by another person that would involve a change in our control on terms satisfactory to the Company.

The Special Committee believes that all of the factors mentioned above, both favorable and unfavorable, when viewed together support a conclusion that the Transaction is substantively fair to the unaffiliated stockholders, including those stockholders who will be cashed out as a result of the Transaction and those who will continue to be stockholders of the Company after the Transaction. Based upon the updated valuation analysis provided to the Special Committee by Duff & Phelps as of August 19, 2014, the Special Committee determined the amount of the Cash Payment to be fair based on the factors described above.

Fairness Opinion of Duff & Phelps. The Special Committee considered the financial analyses reviewed and discussed with the Special Committee by Duff & Phelps and the opinion of Duff & Phelps delivered on August 19, 2014 with respect to the fairness, from a financial point of view, of the Cash Payment as of the date of the opinion. The Special Committee chose Duff & Phelps because it has a team located in China that was able to do their due diligence more expeditiously than other potential candidates. Duff & Phelps also is familiar with the Company’s industry and with U.S.-listed Chinese companies, and has excellent qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions. Other than the services provided by Duff & Phelps pursuant to its engagement letter with the Special Committee, including the fairness opinion and a related valuation analysis it prepared at the request of the Special Committee in August 19, 2014, there has been no material relationship between the Company and Duff & Phelps during the last two years, nor is there any material relationship mutually understood to be contemplated in the future.

Procedural Fairness of the Transaction. In addition to the fairness of the substance of the Transaction, the Special Committee believes that the process by which decisions were made regarding the Transaction is fair to the Company’s unaffiliated stockholders. These procedural safeguards, which are not listed in any relative order of importance, are discussed below:

Independence of the Special Committee. The Special Committee is comprised of four independent and disinterested directors who are not employees or officers of the Company and are not affiliates of any employee or officer of the Company. The Board granted the Special Committee the power and authority to explore, review and determine the best course of action for the Company in order to advance the best interests of the Company’s stockholders, to review and evaluate strategic alternatives, to determine and recommend to the Board the process, structure, forms and terms of any reverse stock split or other strategic alternative and to retain and engage legal counsel and financial or other advisors in connection with such evaluation.

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Opportunity to Remain a Holder of, or to Liquidate, Common Stock. Another factor considered by the Special Committee in determining the fairness of the Transaction to holders of our Common Stock is the opportunity the Company’s stockholders have to remain stockholders or to liquidate their Company holdings. Current holders of fewer than 50,000 shares of our Common Stock can either remain Company stockholders by acquiring additional shares so that they own at least 50,000 shares of our Common Stock immediately before the effective date of the Reverse Stock Split or be cashed out in the Reverse Stock Split. If a stockholder purchases additional shares of our Common Stock, then the stockholder may incur brokerage fees or commissions. Holders of fewer than 50,000 shares of our Common Stock at the effective time of the Reverse Stock Split will have their fractional post-Reverse Stock Split shares purchased by the Company at a premium price without paying any brokerage fees or commissions. The Special Committee did not quantify the consideration of brokerage fees and commissions paid for having such fractional shares cashed out in the Reverse Stock Split since such fees, if any, vary significantly depending upon the method used to acquire or dispose of shares. Conversely, stockholders who own 50,000 shares or more and who desire to liquidate their shares in connection with the Transaction at the premium price offered can reduce their holdings to less than 50,000 shares by selling or gifting shares prior to the effective date of the Reverse Stock Split. The Special Committee did not place undue emphasis on this factor due to the limited trading market for our Common Stock. See “Special Factors—Reasons for the Transaction” and “Special Factors—Structure of the Transaction” beginning on pages 20 and 38, respectively.

Minimal Effect on Voting Power. The Transaction will have a minimal effect on the voting power of the Company’s stockholders. The voting and other rights of our Common Stock will not be affected by the Transaction. The only effect of the Transaction on the Company’s voting power will be a slight change in the overall ownership percentage of the stockholders who continue to hold shares of our Common Stock following the Transaction.

Approval by Unaffiliated Stockholders of the Transaction. The proposal to approve the Reverse Stock Split requires the vote of stockholders holding a majority of the voting power of the Company’s Common Stock. If there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split, the approval of the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting as of the record date, whether or not a quorum is present. At the close of business, New York time, on [●], 2014, the record date, there are [34,848,158] shares of the Common Stock expected to be outstanding and entitled to vote at the special meeting. The directors and officers of the Company currently hold 7,012,086 outstanding shares of Common Stock, representing approximately 20.1% of the total outstanding shares of Common Stock. Those directors and officers of the Company who hold shares of Common Stock have advised us that they intend to vote in favor of the proposal to approve the Reverse Stock Split at the Special Meeting. Based on the number of shares of Common Stock expected to be outstanding on the record date, in addition to the 7,012,086 outstanding shares of Common Stock held by the directors and officers of the Company, the approval of the Reverse Stock Split requires the affirmative vote of at least 10,411,994 shares of Common Stock owned by the unaffiliated stockholders (representing approximately 29.9% of the total outstanding shares of Common Stock).

The Special Committee has not granted unaffiliated stockholders access to our corporate files nor has it extended the right to retain counsel or appraisal services at our expense and no one has retained any unaffiliated representative to act solely on behalf of unaffiliated stockholders for any purpose. With respect to unaffiliated stockholders’ access to our corporate files, the Special Committee believes that this Proxy Statement, together with our other filings with the SEC, provide adequate information for unaffiliated stockholders. In deciding not to adopt these additional procedures, the Special Committee also took into account factors such as our size and financial capacity and the costs of such procedures.

Summary of Valuation Analysis

Set forth below is a summary of the material analyses performed by Duff & Phelps in connection with the delivery of its opinion to the Special Committee. This summary is qualified in its entirety by reference to the full text of the opinion, attached hereto as Exhibit A. While this summary describes the analyses and factors that Duff & Phelps deemed material in its presentation to the Special Committee, it is not a comprehensive description of all analyses and factors considered by Duff & Phelps. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis. In arriving at its opinion, Duff & Phelps did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Duff & Phelps believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it in rendering the fairness opinion without considering all analyses and factors could create a misleading or incomplete view of the evaluation process underlying its opinion. The conclusion reached by Duff & Phelps was based on all analyses and factors taken as a whole, and also on the application of Duff & Phelps’s own experience and judgment.

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The financial analyses summarized below include information presented in tabular format. In order for Duff & Phelps’s financial analyses to be fully understood, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Duff & Phelps’s financial analyses.

Certain Financial Projections

The Company does not generally make public detailed financial forecasts or internal projections as to future performance, revenues, earnings or financial condition. However, the Company’s management prepared certain financial projections for the fiscal year ending December 31, 2014 through the fiscal year ending December 31, 2018 for the Special Committee and Duff & Phelps in connection with the financial analysis of the Transaction. These financial projections, which were based on Company management’s estimates of the Company’s future financial performance as of the date provided, were prepared by the Company’s management for internal use and for use by Duff & Phelps in its financial analyses, and were not prepared with a view toward public disclosure or compliance with published guidelines of the SEC regarding forward-looking information or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or U.S. generally accepted accounting principles.

The financial projections are not a guarantee of performance. They involve significant risks, uncertainties and assumptions. In compiling the projections, our management took into account historical performance, combined with estimates regarding net revenue, gross profit, operating expenses, operating profit and net income. Although the projections are presented with numerical specificity, they were based on numerous assumptions and estimates as to future events made by our management that our management believed were reasonable at the time the projections were prepared. However, this information is not fact and should not be relied upon as being necessarily indicative of actual future results. In addition, factors such as industry performance, the market for our existing projects, the competitive environment, expectations regarding future acquisitions or any other transactions and general business, economic, regulatory, market and financial conditions, all of which are difficult to predict and beyond the control of our management, may cause actual future results to differ materially from the results forecasted in these financial projections.

The major assumptions and estimates as to future events made by our management in preparing the projections were prepared, including the following:

•	there will not be any material change in the general trend of China’s slowing economic growth in the next five years;

•	there will not be any material change in China’s overall financial environment or the interest rate and funding liquidity of China’s real estate financing market;

•	there will not be any material change in the general trend of oversupply in China’s real estate market;

•	there will not be any material change in the property control policies implemented by central and local governments and financial institutions in China;

•	there will not be any material change in the general trend of increasing competition among real estate enterprises in China and Xi’an; and

•	there will be no material change in the current taxation law in China where the Company is carrying on its businesses, the rates of tax payable by the Company will remain unchanged, and all applicable taxation laws and regulations will be complied with by the Company; there will be a sufficient supply of labor and staff in the industries in which the Company operates; and

In addition, the projections do not take into account any circumstances or events occurring after the date that they were prepared. For instance, the projections do not give effect to completion of the Transaction or any changes to our operations or strategy that may be implemented after the time the projections were prepared. As a result, there can be no assurance that the projections will be realized, and actual results may be significantly different from those contained in the projections.

Neither the Company, its independent registered public accounting firm, MNP LLP, nor any other independent accountants have examined, compiled, or performed any procedures with respect to the financial projections or any amounts derived therefrom or built thereupon, nor have they given any opinion or any other form of assurance on such information or its achievability. The financial projections included in this Proxy Statement are included solely to give stockholders access to certain information that was made available to the Special Committee and Duff & Phelps, and are not included in this Proxy Statement in order to induce any holder of shares of Company common stock to vote in favor of the proposal to approve the Reverse Stock Split.

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The following table summarizes the financial projections prepared by our management and considered by the Special Committee and Duff & Phelps in connection with their analysis of the Transaction:

	Management Projections
	Fiscal Year Ending December 31,
	2014E	2015E	2016E	2017E	2018E
	(in USD million except percentage)

Net Revenues	$125.9	$168.3	$170.4	$210.0	$215.0
	-31.2%	33.7%	1.2%	23.3%	2.4%

Gross Profit	28.3	43.3	40.5	42.7	35.1
% Margin	22.5%	25.8%	23.8%	20.4%	16.4%

Operating Expenses	14.3	15.8	16.4	18.6	19.4

Income from Operations	14.0	27.5	24.1	24.2	15.8
% Margin	11.1%	16.4%	14.1%	11.5%	7.3%

Net Income	$7.9	$19.0	$16.2	$16.3	$10.3
% Margin	6.3%	11.3%	9.5%	7.8%	4.8%

Discounted Cash Flow Analysis

Duff & Phelps performed a discounted cash flow analysis of the projected free cash flows to equity of the Company for the fiscal years ending December 31, 2014 through December 31, 2018, with “free cash flow to equity” defined as cash generated by the business that is available to either reinvest or to distribute to stockholders. The discounted cash flow analysis was used to determine the net present value of projected future free cash flows utilizing a discount rate which reflects their relative risk. For the purposes of its discounted cash flow analysis, Duff & Phelps utilized and relied upon the management projections, which are described in this proxy statement in the section entitled “Special Factors—Summary of Valuation Analysis—Certain Financial Projections” beginning on page 30. The costs associated with the Company being a publicly listed company were excluded from the financial projections because such costs would likely be eliminated as a result of the Transaction.

Duff & Phelps estimated the net present value of all cash flows of the Company after fiscal year 2018 (the “terminal value”) using a price to tangible book value multiple of 0.50x-0.60x. Duff & Phelps used discount rates ranging from 18.0% to 22.0%, reflecting Duff & Phelps’ estimate of the Company’s cost of equity, to discount the projected free cash flows and terminal value. Duff & Phelps estimated the Company’s cost of equity using the capital asset pricing model. Duff & Phelps believes that this range of discount rates is consistent with the rate of return that stockholders could expect to realize on alternative investment opportunities with similar risk profiles.

Based on these assumptions, Duff & Phelps’s discounted cash flow analysis resulted in an estimated equity value for the Company of US$60.6 million to US$71.9 million and a range of implied value of the Company’s shares of US$1.74 to US$2.07 per share.

Selected Public Companies and Merger and Acquisition Transactions Analyses

Duff & Phelps analyzed selected public companies and selected merger and acquisition transactions for purposes of estimating valuation multiples with which to calculate a range of implied equity value of the Company. This collective analysis was based on publicly available information and is described in more detail in the texts that follow.

The companies utilized for comparative purposes in the following analysis were not identical to the Company, and the transactions utilized for comparative purposes in the following analysis were not identical to the Transaction. Duff & Phelps does not have access to nonpublic information of any of the companies used for comparative purposes. Accordingly, a complete valuation analysis of the Company and the Transaction cannot rely solely upon a quantitative review of the selected public companies and selected transactions, but involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies and targets, as well as other factors that could affect their value relative to that of the Company. Therefore, the selected public companies and selected merger and acquisition transactions analysis is subject to certain limitations.

Selected Public Companies Analysis. Duff & Phelps compared certain financial information of the Company to corresponding data and ratios from publicly traded companies in the real estate development industry that Duff & Phelps deemed relevant to its analysis. For purposes of its analysis, Duff & Phelps used certain publicly available historical financial data and consensus equity analyst estimates for the selected publicly traded companies. The analysis produced valuation multiples of selected financial metrics which Duff & Phelps utilized to estimate the equity value of the Company. The nineteen companies included in the selected public company analysis in the real estate development industry were:

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US Listed China Real Estate Companies	• China HGS Real Estate Inc. • Kirin International Holding, Inc. • Xinyuan Real Estate Co., Ltd.
HK Listed China Real Estate Companies

•              Beijing Capital Land Ltd.

•              Beijing North Star Company Limited

•              C C Land Holdings Limited

•              Central China Real Estate Ltd.

•              China SCE Property Holdings Limited

•              CIFI Holdings (Group) Co. Ltd.

•              Glorious Property Holdings Limited

•              Greenland Hong Kong Holdings Limited

•              Kaisa Group Holdings Ltd.

•              Lai Fung Holdings Ltd.

•              Minmetals Land Limited

•              Powerlong Real Estate Holdings Ltd

•              Road King Infrastructure Limited

•              SRE Group Limited

•              Yuzhou Properties Company Limited

•              Zhong An Real Estate Limited

Duff & Phelps selected these companies for its analysis based on their relative similarity, primarily in terms of business model and primary customers, to that of the Company.

The tables below summarize certain observed trading multiples and historical and projected financial performance, on an aggregate basis, of the selected public companies. The estimates for 2014 and 2015 in the tables below with respect to the selected public companies were derived based on information for the 12-month periods ending closest to the Company’s fiscal year ends for which information was available. Data related to the Company’s earnings before interest, taxes, depreciation and amortization (‘‘EBITDA’’) were adjusted for purposes of this analysis to eliminate public company costs and non-recurring income (expenses).

	Revenue Growth			Return On Tangible Equity			EPS Growth			EBITDA Growth			EBITDA Margin
	LTM (1)	2014	2015	LTM	2014	2015	LTM	2014	2015	LTM	2014	2015	3-YR AVG	LTM
US Listed China Real Estate Companies
Group Median	114.7%	NA	NA	8.6%	NA	NA	30.4%	NA	NA	-18.0%	NA	NA	24.0%	17.5%
HK Listed China Real Estate Companies
Group Median	15.0%	22.1%	22.8%	5.8%	7.3%	8.8%	-11.5%	45.7%	17.9%	2.7%	54.8%	27.6%	22.1%	19.5%

Aggregate
Mean	45.4%	26.3%	34.2%	9.1%	9.9%	11.5%	6.8%	68.0%	56.7%	9.0%	68.7%	29.3%	24.0%	20.7%
Median	19.7%	22.1%	22.8%	6.5%	7.3%	8.8%	-11.5%	45.7%	17.9%	0.4%	54.8%	27.6%	22.1%	19.1%

China Housing and Land Development, Inc.	-26.6%	-31.2%	33.7%	-5.3%	7.7%	15.5%	NM	-18.8%	139.5%	-94.0%	-26.9%	82.3%	15.9%	1.4%

(1) LTM=Latest Twelve Months

	Stock Price As A Multiple Of								Enterprise Value As Multiple Of
	LTM EPS		2014 EPS		2015 EPS		Tangible Book Value		LTM EBITDA		2014 EBITDA		2015 EBITDA		LTM Revenue		2014 Revenue		2015 Revenue

US Listed China Real Estate Companies
Group Median	4.2	x	NA		NA		0.30	x	5.3	x	NA		NA		1.01	x	NA		NA

HK Listed China Real Estate Companies
Group Median	8.8	x	5.1	x	4.6	x	0.43	x	8.5	x	4.2	x	3.2	x	1.77	x	1.61	x	1.00	x

Aggregate
Mean	8.6	x	5.8	x	5.7	x	0.50	x	8.2	x	5.8	x	4.8	x	1.75	x	2.06	x	1.71	x
Median	5.2	x	5.1	x	4.6	x	0.41	x	6.0	x	4.2	x	3.2	x	1.62	x	1.61	x	1.00	x

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Selected M&A Transactions Analysis. Duff & Phelps compared the Company to the target companies involved in the selected merger and acquisition transactions listed in the tables below. The selection of these transactions was based on, among other things, the target company’s industry, the relative size of the transaction compared to the Transaction and the availability of public information related to the transaction. The selected Chinese and international real estate development transactions indicated enterprise value to LTM EBITDA multiples ranging from 2.7x to 56.6x with a median of 18.9x, and enterprise value to LTM revenue multiples ranging from 0.33x to 23.00x with a median of 4.58x. The selected Chinese and international real estate development transactions indicated price to LTM EPS multiples ranging from 0.4x to 36.2x with a median of 12.7x, and price to book value multiples ranging from 0.07x to 5.65x with a median of 1.06x.

The Company is not directly comparable to the target companies in the selected M&A transactions analysis given certain characteristics of the transactions and the target companies, including direct industry comparability and lack of recent relevant transactions. Therefore, although reviewed, Duff & Phelps did not select valuation multiples for the Company based on the selected M&A transactions analysis.

China Real Estate Development Transactions

Date Announced	Acquirer Name	Target Name
11/2/2011	Xinjiang TIANFU Electric Power (Group) Co., Ltd.	Shihezi Development Zone Tianfu Real Estate Development Co., Ltd.
6/8/2012	Waytung Global Group Limited (nka:Great China Properties Holdings Limited)	Great China (Huizhou)
9/11/2012	Famous Commercial Ltd.	Frasers Property (China) Ltd. (nka:Gemdale Properties and Investment Corporation Limited)
9/28/2012	Shum Yip Land Company Limited	Suzhou New Development Investment Co., Ltd.
9/21/2012	Shenzhen Jinma Asset Management Company Limited	Shenyang Public Utility Holdings Company Limited
1/14/2013	Citychamp Dartong Co., Ltd.	Minxin (Suzhou) Property Development Co., Ltd.
3/20/2013	Dalian Wanda Commercial Properties Co., Ltd.	Hengli Commercial Properties (Group) Limited (nka:Wanda Commercial Properties (Group) Co., Limited)
6/9/2013	Landsea Group Co., Ltd.	Shenzhen High-Tech Holdings Limited (nka:Landsea Green Properties Co., Ltd.)
11/26/2013	Individual	New Heritage Holdings Ltd.
4/23/2014	Guizhou Kaichuang Trading Company Limited; Guizhou Baichuan Industrial Company Limited	Guizhou Yu Jun Real Estate Guizhou Development Company Limited
6/16/2014	Management Buyout	Wang On Group Limited
8/7/2014	Management Buyout	Chung Po Investment and Development Company Limited

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International Real Estate Development Transactions

Date Announced	Acquirer Name	Target Name
9/14/2011	BR Properties S.A.	One Properties S.A.
11/2/2011	Individual	KDD Group N.V.
12/6/2011	Klövern AB	Dagon AB (publ)
1/30/2012	Oslo Bolig Og Sparelag	Fornebu Utvikling AS
5/15/2012	Januarius Resources Realty Corporation; Kwantlen Development Corporation; Iholdings, Inc.	IP-Converge Data Center, Inc. (nka:8990 Holdings, Inc.)
8/30/2012	Ambang Sehati Sdn. Bhd.	Bandar Raya Developments Berhad
12/25/2012	Hajime Construction Co., Ltd. (nka:Iida Group Holdings Co., Ltd.)	ID Home Co., Ltd.
1/20/2013	Aldar Properties PJSC	Sorouh Real Estate Company - Public Joint Stock Company
2/14/2013	Kumpulan Darul Ehsan Berhad	Kumpulan Hartanah Selangor Bhd
4/8/2013	WWK Allgemeine Versicherung AG; WGV-Versicherung AG; Patrizia Immobilien AG	GBW AG
4/10/2013	Peet Limited	CIC Australia Limited
4/17/2013	Satit Viddayakorn	Metrostar Property Public Company Limited (nka:Principal Capital Public Company Limited)
5/31/2013	SM Land, Inc.	Highlands Prime Inc.
7/29/2013	Gunung Bayu Sendirian Berhad; Tony Chan Holdings Sendirian Berhard	Asas Dunia Berhad
9/17/2013	Eco World Development Holdings Sdn Bhd	Focal Aims Holdings Berhad (nka:Eco World Development Group Berhad)
10/31/2013	Ripro Sdn. Bhd.; Famivest Sdn Bhd	Oriental Interest Bhd
11/3/2013	TRI Pointe Homes, Inc.	Weyerhaeuser Real Estate Company
12/10/2013	Top Global Limited	PT Suryamas Dutamakmur Tbk
4/30/2014	Management Buyout	D. Rothstein Company
5/6/2014	Felda Investment Corporation Sdn Bhd	EnCorp. Bhd
6/16/2014	Property Perfect Public Company Limited	Thai Property Public Company Limited
7/18/2014	Goldis Berhad	IGB Corp. Bhd

Summary of Selected Public Companies / M&A Transactions Analyses

In order to estimate a range of equity value for the Company, Duff & Phelps applied valuation multiples to the Company’s tangible book value per share by the fiscal quarter ending June 30, 2014. Duff & Phelps’s selected price to tangible book value multiple ranged from 0.55x to 0.75x. Valuation multiple was selected taking into consideration historical and projected financial performance metrics of the Company relative to such metrics of the selected public companies. Duff & Phelps noted that while it reviewed the selected M&A transactions, it did not select valuation multiples for the Company based on the selected M&A transactions analysis for the reasons described above. As a result of these selected valuation multiples described above, the selected public companies analysis indicated an estimated equity value for the Company of US$54.4 million to US$74.2 million and a range of implied value of the Company’s shares of US$1.56 to US$2.13 per share.

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Premiums Paid Analysis

Duff & Phelps analyzed the premiums paid by acquirers over the public market trading prices in going-private merger and acquisition transactions and in change of control transactions in the real estate development industry. The transactions analyzed by Duff & Phelps included transactions announced since August 2011. The medians of the premiums paid over the stock prices one-day, one-week, and one-month prior to the announcement of the transactions in going private transactions were 23.4%, 25.1% and 26.7%, respectively. The medians of the premiums paid over the stock prices one-day, one-week, and one-month prior to the announcement of the change of control transactions in the real estate development industry were 1.0%, 4.7% and 4.7%, respectively. Duff & Phelps noted that the proposed Cash Payment implies a 8.0% premium over the Company’s closing price of US$1.62 per share on August 15, 2014, the last full trading day prior to the delivery of written presentation to the Special Committee, a 6.1% premium over the Company’s closing price of $1.65 per share on August 8, 2014, one week prior to the delivery of written presentation to the Special Committee, and a 14.4% premium over the Company’s closing price of $1.53 per share on July 16, 2014, one month prior to the delivery of written presentation to the Special Committee.

Summary of Analyses

The range of estimated equity value for the Company that Duff & Phelps derived from its discounted cash flow analysis was US$60.6 million to US$71.9 million, and the range of estimated equity value that Duff & Phelps derived from its selected public companies / M&A transactions analyses was US$54.4 million to US$74.2 million. Duff & Phelps concluded that the Company’s equity value was within a range of US$57.5 million to US$73.1 million based on the analyses described above.

Based on the foregoing analysis, Duff & Phelps estimated the value of each share to range from US$1.65 to US$2.10. Duff & Phelps noted that the Cash Payment to be received by the holders of Common Stock in the Transaction was within the range of the per share value indicated by its analyses.

Summary of Fairness Opinion

Pursuant to an engagement letter executed on June 27, 2014, the Special Committee retained Duff & Phelps as its financial advisor to deliver a fairness opinion in connection with a potential reverse stock split. Duff & Phelps is an internationally recognized financial services firm that, among other things, is regularly engaged in the investment banking business, including the valuation of businesses and securities in connection with mergers and acquisitions, underwritings and private placements of securities, and other investment banking services.

At the meeting of the Special Committee on August 19, 2014, Duff & Phelps rendered its oral opinion (which was confirmed in writing later that same day) to the Special Committee that, as of such date and based upon and subject to the factors, assumptions, and limitations set forth in its opinion, the Cash Payment to be received by the holders of Common Stock in the Transaction is fair from a financial point of view to such holders who will be receiving a cash payment in the Transaction (without giving effect to any impact of the Transaction on any particular holder of Common Stock other than in their capacity as a holders of Common Stock). No limitations were imposed by the Special Committee upon Duff & Phelps with respect to the investigations made or procedures followed by it in rendering its opinion.

The full text of the written opinion of Duff & Phelps dated August 19, 2014 (the “Opinion”), which sets forth the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken, is attached as Exhibit A to this proxy statement and is incorporated herein by reference. The summary of the opinion of Duff & Phelps set forth in this proxy statement is qualified in its entirety by reference to the full text of such Opinion. The stockholders of the Company are urged to read the Opinion in its entirety. The Opinion was addressed to the Special Committee (in its capacity as such), was directed only to the Cash Payment to be paid in the Transaction and did not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote or act with respect to the Transaction or any other matter.

In connection with the Opinion, Duff & Phelps had made such reviews, analyses and inquiries as it had deemed necessary and appropriate under the circumstances. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’ procedures, investigations, and financial analysis with respect to the preparation of its Opinion included, but were not limited to, the items summarized below:

•	Reviewed the Company’s annual reports and audited financial statements on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the years ended December 31, 2012 and 2013;

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•	Reviewed the Company’s unaudited financial statements for the six months ended June 30, 2014 and the six months ended June 30, 2013;

•	Reviewed a detailed financial projections model, prepared and provided to Duff & Phelps by management of the Company, upon which Duff & Phelps has relied in performing its analysis (the “Management Projections”);

•	Reviewed other internal documents relating to the past and current business operations, financial conditions and probable future outlook of the Company, provided to Duff & Phelps by management of the Company;

•	Reviewed a letter dated August 15, 2014 from the management of the Company which made certain representations as to the Management Projections and the underlying assumptions for the Company (the “Management Representation Letter”); and

•	Discussed the information referred to in bullets above and the business, operations and financial condition and prospects of the Company as well as the background and other elements of the Transaction with the management of the Company;

•	Reviewed the historical trading price and trading volume of the Common Stock and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;

•	Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques, including a discounted cash flow analysis, an analysis of selected public companies that Duff & Phelps deemed relevant, an analysis of selected transactions that Duff & Phelps deemed relevant, and a review of information on premiums paid in selected transactions that Duff & Phelps deemed relevant; and

•	Conducted such other analyses and inquiries and considered such other information and factors as Duff & Phelps deemed appropriate.

In performing its analyses and rendering the Opinion with respect to the Transaction, Duff & Phelps, with the Company’s consent and without independent verification:

•	Relied upon and assumed the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including the Company management;

•	Relied upon the fact that the Special Committee, the Board of Directors and the Company have been advised by counsel as to all legal matters with respect to the Transaction, including whether all procedures required by law to be taken in connection with the Transaction have been duly, validly and timely taken;

•	Assumed that any estimates, evaluations, forecasts and projections including, without limitation, the Management Projections, furnished to Duff & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same; Duff & Phelps has relied upon such matters in performing its analysis and expresses no opinion to such estimates, evaluations, forecasts and projections or the assumptions on which they are based;

•	Assumed that information supplied and representations made by the Company management are accurate in all material respects regarding the Company and the Transaction;

•	Assumed that the representations and warranties made in the Management Representation Letter are true and correct;

•	Assumed that there has been no material change in the assets, liabilities, financial condition, businesses, results of operations, cash flows or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps, and that there is no information or facts that would make the information reviewed by Duff & Phelps incomplete or misleading;

•	Assumed that all of the conditions required to implement the Transaction will be satisfied and that the Transaction will be completed in a timely manner and in accordance with the terms and conditions thereof, without any material amendments or waivers thereto, and in a manner that complies in all material respects with all applicable laws; and

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•	Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or the contemplated benefits expected to be derived in the Transaction.

To the extent that any of the foregoing assumptions or any of the facts on which the Opinion is based prove to be untrue in any material respect, the Opinion cannot and should not be relied upon for any purpose. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of the Opinion, Duff & Phelps had made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Transaction and as to which Duff & Phelps did not express any view or opinion in the Opinion, including as to the reasonableness of such assumptions.

Duff & Phelps had prepared the Opinion effective as of the date of the Opinion. The Opinion was necessarily based upon the information made available to Duff & Phelps as of the date of the Opinion and market, economic, financial and other conditions as they exist and can be evaluated as of the date of the Opinion, and Duff & Phelps disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting the Opinion which may come or be brought to the attention of Duff & Phelps after the date of the Opinion. Duff & Phelps had not undertaken to reaffirm or revise the Opinion or otherwise comment upon any event occurring after the date of the Opinion and does not have any obligation to update, revise or reaffirm the Opinion.

Duff & Phelps did not (i) evaluate the Company’s solvency or conduct an independent appraisal or physical inspection of any specific assets, properties or liabilities (contingent or otherwise) of the Company, nor was Duff & Phelps provided with any such appraisal or evaluation other than the contents of the Management Representation Letter; (ii) estimate, or express any opinion regarding, the liquidation value of any entity or business; (iii) negotiate the terms of the Transaction, and therefore, Duff & Phelps has assumed that such terms are the most beneficial terms, from the Company’s perspective, that could, under the circumstances, be obtained in the Transaction; (iv) advise the Special Committee or any other party with respect to alternatives to the Transaction; or (v) undertake an independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject.

Duff & Phelps was not expressing any opinion as to the market price or value of the Company’s Common Stock (or anything else) after the consummation of the Transaction (or any other time). The Opinion should not be construed as a valuation opinion, a credit rating, a solvency opinion, an analysis of the Company’s credit worthiness, tax advice, or accounting advice. Duff & Phelps had not made, and assumed no responsibility to make, any representation, or render any opinion, as to any legal matter.

In rendering the Opinion, Duff & Phelps was not expressing any opinion with respect to the amount or nature or any other aspect of any compensation payable to or to be received by any of the Company’s officers, directors or employees, or any class of such persons, relative to the Cash Payment, or with respect to the fairness of any such compensation.

The Opinion was furnished for the use and benefit of the Special Committee in connection with its consideration of the Transaction and was not intended to, and did not, confer any rights or remedies upon any other person, and was not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps’ express consent. Duff & Phelps has consented to the inclusion and disclosure of its presentation materials in this Proxy Statement. The materials prepared by Duff & Phelps, and the disclosure of such materials, are not a recommendation as to how the Special Committee or any stockholders should vote or act with respect to any matters relating to the Transaction. The Opinion (i) did not address the merits of the underlying business decision to enter into the Transaction versus any alternative strategy or transaction; (ii) did not address any transaction related to the Transaction; (iii) was not a recommendation as to how the Special Committee, the Board of Directors, the Company, any other person including security holders of the Company should vote or act with respect to any matters relating to the Transaction, or whether to proceed with the Transaction or any related transaction, and (iv) did not indicate that the Cash Payment was the best possibly attainable under any circumstances; instead, it merely stated whether the Cash Payment was within a range suggested by certain financial analyses. The decision as to whether to proceed with the Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which the Opinion was based.

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As compensation for Duff & Phelps’s services in connection with the rendering of its Opinion to the special committee, the Company agreed to pay Duff & Phelps a nonrefundable retainer of $150,000. An additional $230,000 becomes payable upon Duff & Phelps informing the Special Committee that it is prepared to render the Opinion.

No portion of Duff & Phelps’s fee is refundable or contingent upon the consummation of a transaction, including the Transaction, or the conclusion reached in the opinion. The Company has also agreed to indemnify Duff & Phelps for certain liabilities arising out of its engagement. In addition, the Company has agreed to reimburse Duff & Phelps for its reasonable out-of-pocket expenses incurred in connection with the rendering of its opinion not to exceed $50,000 without the Company’s prior written consent.

The terms of the fee arrangements with Duff & Phelps, which the Company believes are customary in transactions of this nature, were negotiated at arm’s length, and the Special Committee and the Company’s board of directors are aware of these fee arrangements. Other than the Duff & Phelps engagement to render its opinion to the Special Committee, during the two years preceding the date of the opinion, Duff & Phelps and its affiliates have not had any material relationship with any party to the Transaction agreement for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.

Structure of the Transaction

The Transaction consists of a Reverse Stock Split, together with the related Cash Payment to the stockholders in lieu of the issuance of fractional shares of our Common Stock. The Reverse Stock Split is expected to occur no later than [●], 2014, pending approval by the stockholders of the proposal set forth in this Proxy Statement. On the effective date of the Reverse Stock Split each stockholder of record will receive one share of our Common Stock for every 50,000 pre-Reverse Stock Split shares held in his or her account as of such date. Any stockholder of record who holds fewer than 50,000 pre-Reverse Stock Split shares in his or her account at the time of the Reverse Stock Split will receive a Cash Payment Price of US$1.75 per pre-Reverse Stock Split share and will no longer be a stockholder of the Company after the Transaction. Any stockholder who after the Reverse Stock Split will continue as stockholders, but own a fractional share, will receive a Cash Payment on the pre-Reverse Stock Split equivalent to their fractional share.

We intend for the Transaction to treat stockholders holding Common Stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are held of record in their own names, and nominees will be instructed to effect the Transaction for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

In general, the Transaction can be illustrated by the following examples:

Example 1. A stockholder holds 49,999 shares of our Common Stock in his account before the effective date of the Reverse Stock Split. Instead of receiving a fractional share of our Common Stock immediately after the Reverse Stock Split, the stockholder’s shares will be converted into the right to receive cash. The stockholder would receive US$87,498.25 (US$1.75 x 49,999 shares). Note: If the stockholder wants to continue his investment in the Company, before the effective date of the Reverse Stock Split, the stockholder can buy at least one more share. The stockholder would have to act far enough in advance of the Reverse Stock Split so that the purchase is completed and the additional share or shares are credited in his account by the effective date.

Example 2. A stockholder holds 50,000 shares of our Common Stock as of the effective date of the Reverse Stock Split. After the Reverse Stock Split, the stockholder will hold one share of Common Stock.

Example 3. A stockholder has two separate accounts. As of the effective date of the Reverse Stock Split, the stockholder holds 25,000 shares of our Common Stock in one account and 25,000shares of Common Stock in the other. If we can determine that the two separate accounts belong to the same person (based upon the name of the account or the social security number or address associated with the account), then we will treat the two accounts as a single account. Accordingly, the stockholder will be treated as having 50,000 pre-Reverse Stock Split shares. In the Reverse Stock Split, the stockholder’s stock will be converted into one share of our Common Stock.

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If, however, we are unable to determine that the two separate accounts belong to the same person, then the stockholder will receive cash payments equal to the Cash Payment of the Common Stock in each account instead of receiving fractional shares. In this case, the stockholder would receive two checks totaling US$87,500 (US$1.75 x 25,000 shares; US$1.75 x 25,000 shares). Note: If the stockholder wants to be certain to continue as a stockholder in the Company, the stockholder can consolidate or transfer the two accounts before the effective date of the Reverse Stock Split into an account with at least 50,000 pre-Reverse Stock Split shares. Alternatively, the stockholder can buy at least 25,000 more shares for the first account and 25,000 more shares for the second account, and hold them in such stockholder’s respective accounts. The stockholder would have to act far enough in advance of the Reverse Stock Split so that the consolidation or the purchase is completed by the effective date.

Example 4. A stockholder holds 49,999 shares of our Common Stock in street name in a brokerage account as of the effective date of the Reverse Stock Split. We intend for the Transaction to treat stockholders holding shares of our Common Stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Transaction for their beneficial holders. If this occurs, the stockholder will receive, through the stockholder’s broker, a check for US$87,498.25 (US$1.75 x 49,999 shares). However, nominees may have a different procedure and stockholders holding shares of our Common Stock in street name should contact their nominees.

Exchange of Certificates for Cash Payment

[●] has been appointed as the Exchange Agent to carry out the exchange of certificates for the Cash Payment of US$1.75 per pre-Reverse Stock Split share.

As soon as practicable after the effective date, holders of fewer than 50,000 shares will be notified and sent a letter of transmittal and instructed how to transmit their certificates representing Common Stock to the Exchange Agent. Upon proper completion and execution of the letter of transmittal, and the return of the letter of transmittal and accompanying share certificate(s) to the Exchange Agent, each stockholder entitled to receive payment will receive payment from the Exchange Agent as outlined in the letter of transmittal. Stockholders should allow for approximately five to seven business days after mailing for the Exchange Agent to receive the letter of transmittal and accompanying stock certificate and approximately 10 business days following receipt of properly completed materials by the Exchange Agent for payment to be made. In the event we are unable to locate a stockholder, or if a stockholder fails to properly complete, execute and return the letter of transmittal and accompanying stock certificate to the Exchange Agent, any funds payable to such stockholder pursuant to the Transaction will be held in escrow until a proper claim is made, subject to applicable abandoned property laws. Holders of fewer than 50,000 Common Stock on the effective date of the Reverse Stock Split will receive in exchange a cash payment in the amount of US$1.75 per pre-Reverse Stock Split share. Holders of at least 50,000 shares of Common Stock will continue to hold Common Stock, with a cash payment for any fractional share as a result of the Reverse Stock Split.

No service charges will be payable by stockholders in connection with the exchange of certificates for cash. All such expenses will be borne by us except for expenses, if any, imposed by your nominee. In the event that any certificate representing Common Stock is not presented, the applicable cash payment will be administered in accordance with the relevant state abandoned property laws. Until the cash payments have been delivered to the appropriate public official pursuant to the abandoned property laws, such payments will be paid to the holder of the eligible certificate or his, her or its designee, without interest, at such time as the Common Stock has been properly presented for exchange.

Reservation

Although the Special Committee has approved the Transaction and subsequent termination of registration of our Common Stock under the Exchange Act and suspension of our duty to file periodic reports and other information with the SEC thereunder, the Special Committee reserves the right to abandon, postpone or modify the Transaction and such termination and suspension at any time before they are consummated for any reason. A number of factors or circumstances could cause our Board to abandon, postpone or modify the Transaction and such deregistration and suspension, including, without limitation, the following:

•	If, immediately prior to the Transaction, the Special Committee does not believe that the Transaction will sufficiently reduce the number of record holders of our Common Stock to a level that reasonably assures us that the Company would not be required under the Exchange Act to revert to a public reporting company in the foreseeable future after the Transaction is completed, then the Special Committee may elect to abandon, postpone or modify the Transaction.

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•	Even if the aggregate cash payments to discontinued stockholders necessary to complete the Transaction is within the budgetary guideline set by the Special Committee, the Special Committee may elect to abandon, postpone or modify the Transaction if the then economic conditions or the financial condition of the Company, or their outlook, become such that, in the judgment of the Special Committee, it is no longer advisable to use the Company’s cash resources to effect the Transaction.

•	If the Special Committee determines that it is in the best interest of the Company and its stockholders for the Company to enter into any other strategic transaction that may arise in the future, such as an asset or stock sale or a business combination transaction, then the Special Committee may elect to abandon, postpone or modify the Transaction.

•	If for any other reason, the Special Committee determines that the Transaction is no longer in the best interest of the Company and its stockholders, then the Special Committee may elect to abandon, postpone or modify the Transaction. If the Special Committee decides to abandon, postpone or modify the Transaction, then the Company will notify the stockholders of such decision in accordance with applicable rules and regulations.

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CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us, includes forward-looking statements within the meaning of the U.S. federal securities laws. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including, but not limited to, statements regarding our future financial position, business strategy and plans and objectives of management for future operations. When used in this Proxy Statement, the words “believe,” “may,” “will,” “estimate,” “continue,” “plan,” “anticipate,” “intend,” “expect,” “could,” “predict,” “project,” “prospective” and similar expressions are intended to identify forward-looking statements, although the absence of such words does not necessarily mean that a statement is not forward-looking. These forward-looking statements are found at various places throughout this proxy statement and the other documents referred to or incorporated by reference and relate to a variety of matters, including, but not limited to: (i) the Company’s strategic plans and ability to complete and benefit from the Transaction; (ii) the expenses associated with the Transaction and the subsequent deregistration of our Common Stock under the Exchange Act and suspension of our duty to file periodic reports and other information with the SEC thereunder; (iii) the number of stockholders following the Reverse Stock Split; and (iv) the Company’s financial condition, results of operations, capital resources and business prospects following the Transaction. These forward-looking statements are based on a number of assumptions and currently available information, and are subject to a variety of risks and uncertainties. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or nonoccurrence of future events. There is no assurance that the forward-looking statements contained in this Proxy Statement will prove to be accurate. These forward-looking statements speak only as of the date on which the statements were made, and we assume no obligation and do not intend to update these forward-looking statements, except as required by law. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that its objectives will be achieved. The “safe-harbor” provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act do not apply to going private transactions.

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STOCKHOLDER PROPOSALS

Proposal One – Approval of Reverse Stock Split

The stockholders of the Company are being asked to approve a proposal to effect the Reverse Stock Split. For a detailed discussion of the terms and conditions of the Reverse Stock Split, see the section entitled “Special Factors—Material Terms.”

As discussed in the section entitled “Special Factors—Reasons for the Reverse Stock Split”, the Board and the Special Committee each believe that the Reverse Stock Split is fair to, and in the best interests of, the Company and the unaffiliated stockholders. The Special Committee unanimously determined it to be advisable for the Company to effect the Reverse Stock Split. The Board has unanimously approved and declared advisable the Reverse Stock Split, and the Board unanimously recommends that you vote “FOR” the Reverse Stock Split.

Approval of the Reverse Stock Split requires the affirmative vote of at least a majority of the shares of the Company’s Common Stock outstanding and entitled to vote at the Special Meeting. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal.

Upon approval of the Reverse Stock Split by the stockholders, the Board will set the date to effect the Reverse Stock Split, which is expected to be about [●], 2014.

No Exchange of Stock Certificates Required

Stockholders are not required to exchange their stock certificates after the Reverse Stock Split becomes effective. However, stockholders who will continue as stockholders after the Reverse Stock Split and wish to receive new certificates representing post-Reverse Stock Split shares of Common Stock may (at their option and at their expense) exchange their stock certificates representing pre-Reverse Stock Split shares of Common Stock for new certificates representing post-Reverse Stock Split shares of Common Stock. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNLESS REQUESTED TO DO SO.

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The Board unanimously recommends that the stockholders of the Company vote “FOR” the Reverse Stock Split.

Proposal Two – Adjournment of the Special Meeting

If there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split, we may propose to adjourn the Special Meeting for the purpose of soliciting additional proxies to approve the Reverse Stock Split. We currently do not intend to propose adjournment at the Special Meeting if there are sufficient votes to approve the Reverse Stock Split. If there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split and if approval of the proposal to adjourn the Special Meeting is submitted to our stockholders for approval, if necessary or appropriate, to solicit additional proxies, such approval requires the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting as of the record date, whether or not a quorum is present.

The Board unanimously recommends that you vote “FOR” the proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Reverse Stock Split.

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General Information about the Special Meeting and Voting

Date, Time and Place

The Special Meeting of the Company’s stockholders will be held on [●], 2014, at [●] [a.m.][p.m.] Beijing Time (local time), which is equivalent to [●], 2014 and [●] [a.m.][p.m.] U.S. Eastern Time. The meeting will be held at 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, People’s Republic of China.

Purpose of the Special Meeting

The Special Meeting is being held to approve the Reverse Stock Split.

Recommendations of the Board and the Special Committee

The Board and the Special Committee each believes that the terms of the Reverse Stock Split are fair to, and in the best interests of the Company and its stockholders. The Special Committee unanimously determined it to be advisable for the Company to effect the Reverse Stock Split. The Board has unanimously approved and declared advisable the Reverse Stock Split and the Transaction, and the Board unanimously recommends that you vote “FOR” the Reverse Stock Split. See “Special Factors—Background of the Transaction;” “Special Factors—Reasons for the Transaction” and “Special Factors—Fairness of the Transaction.”

If there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split, we may propose to adjourn the Special Meeting for the purpose of soliciting additional proxies to approve the Reverse Stock Split. The Board unanimously recommends that you vote “FOR” the proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Reverse Stock Split.

Voting Rights; Quorum

Stockholders of record at the close of business on [●], 2014, the record date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting. On the record date, there were approximately [2,417] holders of record of the Company’s Common Stock and [34,848,158] shares of the Company’s Common Stock are outstanding. Each share of the Company’s Common Stock entitles the holder to cast one vote at the Special Meeting. There are no other voting securities of the Company.

No matter may be considered at the Special Meeting unless a quorum is present. Stockholders who hold a majority of the shares of the Company’s Common Stock outstanding as of the close of business on the record date for the Special Meeting must be present either in person or by proxy in order to constitute a quorum to conduct business at the Special Meeting. Shares of the Company’s Common Stock represented by proxies reflecting abstentions and properly executed broker non-votes (if any) will be counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker, bank or other nominee does not vote on a particular matter because such broker, bank, or other nominee does not have the discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Brokers, banks and other nominees will not have discretionary voting power with respect to the proposal to approve the Reverse Stock Split. If a quorum is not present, the stockholders who are present or represented by proxy may adjourn the meeting until a quorum is present.

Voting and Revocation of Proxies

If you are a stockholder of record, you may provide voting instructions by proxy by completing, signing, dating and returning the enclosed proxy card. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” the Reverse Stock Split and “FOR” the proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Reverse Stock Split, and in accordance with the recommendation of the Board on any other matters properly brought before the stockholders at the Special Meeting for a vote.

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If your shares are held by a broker, bank or other nominee on your behalf in “street name,” your broker, bank, or other nominee will send you instructions as to how to provide voting instructions for your shares by proxy. Many banks and brokerage firms have a process for their customers to provide voting instructions by telephone or via the Internet, in addition to providing voting instructions by proxy card.

You may revoke a proxy:

•	by submitting written notice revoking your proxy card to the Secretary of the Company;

•	by submitting another later dated proxy by mail and properly signed;

•	by calling the Company’s Secretary;

•	by voting in person at the Special Meeting; or

•	if your shares are held in “street name” by a broker, bank or other nominee and you have instructed such broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee in order to change those voting instructions.

Abstentions and Broker Non-Votes

An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but abstains from voting. Abstentions will be included in the calculation of the number of shares of the Company’s Common Stock represented at the Special Meeting for purposes of determining whether a quorum has been achieved. Abstaining from voting will have the same effect as a vote “AGAINST” the Reverse Stock Split and “AGAINST” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies.

Broker non-votes occur when shares held in “street name” by brokers, banks and other nominees are present or represented by proxy at the Special Meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, bank or nominee does not have discretionary voting power on such proposal. If you fail to issue voting instructions to your broker, bank or other nominee, Broker non-votes will have the same effect as a vote “AGAINST” the Reverse Stock Split. Broker non-votes, however, will have the same effect as a vote “AGAINST” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies.

All proposals involve matters that we believe will be considered non-routine. We, therefore, encourage you to provide voting instructions to the brokers, bankers or other nominees that hold your shares of Common Stock by carefully following the instructions provided on your proxy card.

Failure to Vote

If no instruction as to how to vote is given (including no instruction to abstain from voting) in an executed, duly returned and not revoked proxy, the proxy will be voted “FOR” the Reverse Stock Split and “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies.

If you fail to return your proxy card, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting (unless you are a record holder as of the record date and attend the Special Meeting in person) and will have the same effect as a vote “AGAINST” the Reverse Stock Split. A failure to vote your shares of Common Stock will have no effect on the outcome of the proposal to adjourn the Special Meeting.

Other Matters at the Special Meeting

As of the date of this Proxy Statement, the Company does not know of any matters that will be presented for consideration at the Special Meeting other than those matters described in this Proxy Statement. If any other matters properly come before the Special Meeting, the proxies solicited hereby will be voted on such matters in accordance with the discretion of the proxy holders named therein.

45

Adjournments and Postponements

Although it is not currently expected, the Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. The Company does not anticipate that it will adjourn or postpone the Special Meeting unless necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split or it is advised by counsel that such adjournment or postponement is necessary under applicable law. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice need be given, unless the adjournment is for more than 30 days. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting, as adjourned or postponed.

46

COMPANY INFORMATION

The Company

China Housing & Land Development, Inc., a Nevada corporation, has its principal executive offices at 1008 Liuxue Road, Baqiao District, Xi’an, 710038, People’s Republic of China. The Company’s telephone number is +86 (29) 8258-2639.

Company Securities

As of June 10, 2014, there were: (i) 100,000,000 shares of Common Stock authorized, of which 34,848,158 shares Common Stock were issued and outstanding; and (ii) approximately 2,417 record holders, of our Common Stock, which number includes those brokers who hold shares on behalf of beneficial owners.

The Board and a majority of our stockholders adopted the 2007 Stock Incentive Plan (the “2007 Plan”) in 2007. Under the 2007 Plan, the maximum aggregate number of shares of our Common Stock that may be issued pursuant to awards of restricted stock is 1,000,000 shares. The Board and a majority of our stockholders adopted the 2010 Long Term Incentive Plan (the “2010 Plan” and, together with the 2007 Plan, the “Incentive Plans”) in 2010. The shares of our Common Stock issuable under the 2010 Plan are available either from authorized but unissued shares or from shares reacquired by us on the open market. Subject to the adjustment provision (in the event of any corporate event, including, but not limited to, a change in the shares of the Company or the capitalization of the Company) under the 2010 Plan, the maximum number of shares of our Common Stock available for issuance under the 2010 Plan is 6,530,529, and the maximum number of Common Stock that can be awarded to any one grantee during any calendar year will not exceed 300,000.

As of December 31, 2013, 5,559,598 shares of our Common Stock are available for issuance under our Incentive Plans.

Our Common Stock is currently traded on NASDAQ under the symbol “CHLN.” The high and low sales price per share of Common Stock as reported on the consolidated reporting system are set forth below for the periods indicated.

		High		Low
Year Ending December 31, 2014
First Quarter	US$	2.45	US$	2.04
Second Quarter	US$	2.45	US$	1.73
Third Quarter (through August 22, 2014)	US$	1.73	US$	1.45
Year Ended December 31, 2013:
First Quarter	US$	1.66	US$	1.24
Second Quarter	US$	2.58	US$	1.54
Third Quarter	US$	2.78	US$	1.63
Fourth Quarter	US$	3.07	US$	1.84
Year Ended December 31, 2012:
First Quarter	US$	1.41	US$	1.03
Second Quarter	US$	1.97	US$	1.41
Third Quarter	US$	2.00	US$	1.22
Fourth Quarter	US$	1.54	US$	1.07

On August 22, 2014, the last full trading day prior to the public announcement of the Company’s proposal, the reported closing price of the Company’s Common Stock on NASDAQ was US$1.71 per share. Stockholders are urged to obtain a current market quotation for the shares.

47

There have been no transactions in the Company’s Common Stock during the past 60 days by the Company, any of the Company’s executive officers or directors, or any executive officer or director of any associate or majority-owned subsidiary of the Company.

Holders

As of June 10, 2014, there were approximately 2,417 stockholders of record of our Common Stock, which number includes those brokers who hold shares on behalf of beneficial holders.

Dividends

We have not paid any cash dividends in the past two years and do not intend to pay cash dividends on our capital stock for the foreseeable future. Instead, we intend to retain all earnings, if any, for use in the operation and expansion of our business. The payment of any dividends in the future will be at the sole discretion of our Board.

Equity Repurchases

On September 15, 2011, the Company approved a plan to repurchase up to US$5 million of the Company’s Common Stock. On March 25, 2014, the Company announced that the Board authorized a new share repurchase program under which the Company is able to repurchase up to US$10 million shares of our Common Stock. The repurchase under both programs will be made from time to time at prevailing market prices, through open market purchases. There is no guarantee as to the exact number of shares that will be repurchased by the Company and the Company may discontinue purchases at any time when the Board determines additional repurchases are not warranted. The repurchase program is expected to continue until US$5 million and US$10 million of our Common Stock is repurchased under each repurchase program.

The number of shares of Common Stock repurchased, the range of prices paid and the average purchase price are set forth below for the periods indicated.

	Number of shares of Common Stock Repurchased		High		Low		Average
Year Ending December 31, 2014
First Quarter	132,677	US$	2.35	US$	2.26	US$	2.27
Second Quarter	131,600	US$	2.49	US$	2.26	US$	2.31
Third Quarter (through August 22, 2014)
Year Ended December 31, 2013:
First Quarter
Second Quarter
Third Quarter
Fourth Quarter	814,889	US$	2.58	US$	1.91	US$	2.36
Year Ended December 31, 2012:
First Quarter	13,680	US$	1.03	US$	1.03	US$	1.03
Second Quarter
Third Quarter
Fourth Quarter

The repurchase prices disclosed here were evaluated, but were not a factor in determining the fairness of the Cash Payment of US$1.75 per share of our Common Stock to unaffiliated stockholders.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of shares of our Common Stock, as of June 10, 2014, by each of the Company’s directors and executive officers, including officers and directors of the Company since January 1, 2014; all executive officers and directors as a group, and each person known to the Company to own beneficially more than 5% of the Company’s shares of Common Stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares. As of June 10, 2014, there were 34,848,158 shares of Common Stock of the Company issued and outstanding.

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Name (1)	Title	Common Stock Pre- Reverse Stock Split (2)	Percentage of Class (3)	Common Stock Post- Reverse Stock Split	Percentage of Class (4)

Mr. Pingji Lu	Chairman	5,034,505	14.45%	100	16.89%
Mr. Xiaohong Feng	CEO & Managing Director	1,041,511	2.99%	20	3.38%
Ms. Jing Lu	COO & Board Secretary	726,570	2.08%	14	2.36%
Mr. Cangsang Huang	CFO & Director	198,000	0.57%	3	0.51%
Mr. Mingduo Yang	Independent Director	0	0	0	0
Mr. Suiyin Gao	Independent Director	5,750	0.02%	0	0
Mr. Yusheng Lin	Independent Director	5,750	0.02%	0	0
Mr. Maosheng Luo	Independent Director	0	0	0	0
Mr. Albert McLelland	Former Independent Director (5)	3,750	0.01%	0	0
Mr. Heung Sang Fong	Former Independent Director (6)	30,125	0.09%	0	0
Current Directors and Executive Officers as a group		7,012,086	20.12%	137	23.14%
Pope Asset Management, LLC	N/A	3,617,904	10.38%	72	12.16%

(1)	The address of Pope Asset Management, LLC is 5100 Poplar Avenue, Suite 805, Memphis, TN 38137 and the address of the other beneficial owners listed above is 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, PRC.
(2)	The Common Stock information is based on the NOBO search conducted by the Company as of June 10, 2014.
(3)	Applicable percentage ownership is based on 34,848,158 shares of Common Stock outstanding as of June 10, 2014. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.
(4)	The percentage calculation is based the assumption that 592 shares of our Common Stock will remain outstanding after the Reverse Stock Split.
(5)	Resigned effective April 12, 2014.
(6)	Resigned effective May 1, 2014.

Directors and Executive Officers

The table sets forth below the names and ages of all our directors and executive officers as of August 22, 2014. Our executive officers are elected annually by the Board, at the Company’s annual meeting, to hold such office until an officer’s successor has been duly appointed and qualified, unless an officer sooner dies, resigns or is removed by the Board. Each of our directors holds his or her office until the next annual meeting of our stockholders or until his or her successor has been qualified after being elected or appointed.

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Name	Age	Position	Date of Initial Appointment
Pingji Lu	64	Chairman of the Board	September 1999
Xiaohong Feng	50	CEO & Director	January 2003
Cansang Huang	36	CFO & Director	October 2009
Yusheng Lin	48	Independent Director	October 2011
Mingduo Yang	51	Independent Director	May 2014
Suiyin Gao	60	Independent Director	October 2007
Maosheng Luo	52	Independent Director	April 2014
Jing Lu	35	COO & Board Secretary	January 2009

Below is a brief description of the business experience of each director and executive officer and an indication of directorships held by each director in other companies subject to the reporting requirements under the Exchange Act.

Mr. Pingji Lu, Chairman of the Board

Mr. Pingji Lu has served as the Chairman of the Board since joining the Company in September 1999. In addition, Mr. Lu was the founder of Lanbo Financial Investment Company Group Limited, where he was the Chairman of the Board and Chief Executive Officer from its formation in September 2003 until its merger with Lanbo Financial Group, Inc., after which Mr. Lu served as the Chairman of the Board and Chief Executive Officer of Lanbo Financial Group, Inc. until December 2005. Prior to that Mr. Lu was the Chairman of the Board and Chief Executive Officer of Xi’an Newstar Real Estate Development Co., Ltd. from 1998 and where he previously served as General Manager from 1992 to 2003. From February 1968 to December 1999, Mr. Lu held various positions in the Chinese military, including soldier, Director of Barrack Administration, Supervisor, and Senior Colonel. Mr. Lu is a member of the Enterprise Credit Association of Shaanxi Province. Mr. Lu graduated from Xi’an Army College with a degree in architectural engineering. On January 12, 2009, Mr. Lu resigned as Chief Executive Officer but has remained as Chairman of the Company. We believe Mr. Pingji Lu, the founder of the Company, has the most extensive knowledge and experience in the real estate industry within the Company and that such knowledge and experience qualify him for the Chairman position.

Mr. Xiaohong Feng, Chief Executive Officer & Director

Mr. Xiaohong Feng has served as the Chief Executive Officer and a Director of the Company since joining the Company in January 2003. In addition, Mr. Xiaohong Feng was a Director of Lanbo Financial Group, Inc. from November 2004 until December 2005. Previously, from 2003 to 2004, Mr. Feng served as President and a Director of Xi’an Newstar Real Estate Development Co., Ltd.. From June 1996 to December 2002, Mr. Feng was General Manager and President of Xi’an Honghua Industry, Inc.. He is a member of the China Architecture Association, Vice President of the Shaanxi Province Real Estate Association, and Vice Director of the Xi’an Decoration Association. Mr. Feng received a M.S. in architecture science from Xi’an Architecture & Technology University in 1990. On January 12, 2009, Mr. Feng was appointed Chief Executive Officer of the Company. We believe Mr. Xiaohong Feng has extensive real estate knowledge and experience, as well as a strong architecture background. In addition, his role as Chief Executive Officer provides him with intimate knowledge of our operations and the markets in which we conduct our business. It is for these qualities that he was selected to serve as a director of the Company.

Mr. Cangsang Huang, Chief Financial Officer & Director

Mr. Cangsang Huang has served as a Director since October 2009, and beginning in October 2008, served first as Assistant Chief Financial Officer and then Chief Financial Officer of the Company. Mr. Huang worked at Cantor Fitzgerald from 2006 until 2007 and played an active role in several public financings for companies in the transportation/shipping sectors as well as several U.S. listed publicly-traded Chinese companies. In 2007, Mr. Huang worked for Merriman Curhan & Ford Inc. (“Merriman”) followed by Collins Stewart LLC (“Collins Stewart”). He helped set up Merriman and Collins Stewart’s China banking practices and participated in several China related financing transactions, including General Steel (NYSE: GSI) and FUQI International (NASDAQ: FUQI). From 2001 to 2004, Mr. Huang worked in Guangzhou, China with China Communication Construction Company Limited (1800.HK) as a project manager where he provided financial advisory services to both private and state-owned companies and participated in multiple multi-billion RMB infrastructure projects. Mr. Huang graduated from Shanghai Maritime University with a degree in transportation economics and has a master’s degree in statistics from Columbia University. Mr. Huang is a CFA Level III candidate and has his NASD Series 7 and 63 licenses. We believe Mr. Cangsang Huang is qualified for the position of director because he has extensive investment banking experience, and extensive knowledge of U.S. capital markets.

50

Mr. Yusheng Lin, Independent Director

Mr. Yusheng Lin has served as an independent Director of our Company since October of 2011. Mr. Lin is currently the Executive Director of Kingworld Medicines Group Ltd. (01110.HK) (“KMG”). He has been the deputy general manager of SZK since June 2006. He is primarily responsible for the capital management and the operations of KMG, a company that he joined in August of 2009. He has more than 10 years of experience in the pharmaceutical industry. From 1999 to 2004, he worked at Xi’an Lijun Pharmaceutical Company Limited (“XLPC”), which is principally engaged in the manufacture and sale of pharmaceutical products in the PRC. XLPC is a wholly owned subsidiary of Lijun International Pharmaceutical (Holding) Company Limited (2005.HK) (“XLPC Parent”), a company listed on the Hong Kong Stock Exchange which, together with its subsidiaries, is engaged in the research, development, manufacture and sale of finished medicines and bulk pharmaceutical products to hospitals and distributors. Mr. Lin held the position of vice president of XLPC Parent from 2004 to 2006. From 2005 to 2006, he also held the position of chairman of XLPC. In 1989, he obtained a bachelor’s degree in philosophy from Yanan University. He received a master’s degree in business administration from Hong Kong Polytechnic University in 2006. We believe Mr. Lin’s wealth of business experience enable him to effectively contribute as a director of the Board.

Mr. Suiyin Gao, Independent Director

Mr. Suiyin Gao has served as an independent Director of our Company since October 2007. He has over 30 years of experience in human resources and management consulting. Mr. Gao is currently the head of the Shaanxi Senior Talent Office, which is affiliated with the Shaanxi Provincial government and is focused on corporation management, consultation and human resources services. Mr. Gao is the founder and chairman of Shaanxi Management Member Club, one of the largest manager clubs in Shaanxi province. Mr. Gao is currently an independent director of six enterprises, and also has acted as a senior consultant to more than twenty enterprises. Previously, beginning in 1973, Mr. Gao worked in government service. In 1998, Mr. Gao received his MBA from Northwest University in China. We believe Mr. Gao’s qualifications to serve on the Board include his extensive knowledge and experience in human resources and management consulting as well as his knowledge of our industry.

Mr. Maosheng Luo, Independent Director

Mr. Maosheng Luo has served as an independent Director of our company since April 2014. He has over 33 years of accounting experience and over 15 years of experience as a CFO of public companies. Mr. Luo served as the CFO and director of Xi’An Kaiyuan Investment Group Co., Ltd. (a Shenzhen Stock Exchange listed company) (“Kaiyuan”) from November 2005 to March 2010, and from November 1994 to December 2002. Prior to re-joining Kaiyuan, Mr. Luo served as the CFO of Yinqiao Diary Group Ltd (a Singapore Stock Exchange listed company). Mr. Luo is a senior accountant and currently the Vice President of the Accounting Society of Xi’An. Mr. Luo’s long and varied business career, including service as a CFO and Director of a publicly-traded company, as well as his financial and accounting experience qualify him to serve on the Board.

Mr. Mingduo Yang, Independent Director

Mr. Mingduo Yang has served as an independent Director of our company since May 2014. Mr. Mingduo Yang has over 26 years of accounting experience and over 10 years of experience in corporate financing and commercial real estate development and operations. Mr. Yang served as the Vice General Manager of Xi’An Real Estate Development (Group) Co., Ltd., the CFO of Chang An Holding (Group) Co., Ltd., and the Vice General Manager of Shaanxi Maison Mode Co., Ltd. From 2005 to 2008; Mr. Yang was the Controller and CFO of Chang An Information Industry (Group) Co., Ltd. (a Shanghai Stock Exchange listed company) from 1998 to 2005; Mr. Yang worked in Shaanxi Provincial Audit Office from 1988 to 1998. Mr. Yang’s long and varied business career, including service as a CFO and Director of a publicly-traded company, as well as his financial, accounting and real estate experience qualify him to serve on the Board.

Ms. Jing Lu, Chief Operating Officer & Board Secretary

Ms. Lu has served as Chief Operating Officer since January 2009. She previously served as Vice President of the Company from 2004 through 2008. Ms. Lu continues to serve as Board Secretary, which she has done since 2004, and is the Company’s primary spokeswoman with investors and security analysts. She received her master’s degree from King’s College in London in September 2004. Ms. Lu is the daughter of Mr. Pingji Lu.

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Family Relationships

Ms. Jing Lu is the daughter of Mr. Pingji Lu.

Involvement in Certain Legal Proceedings

To the best of our knowledge, with respect to any of our directors, executive officers, promoters or control persons, there have been (i) no events under any bankruptcy act at any time, (ii) no convictions in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years, (iii) any judicial or administrative proceeding during the past ten years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, and (iv) no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any such person during the past ten years.

Citizenship

All directors and officers are citizens of the People’s Republic of China.

Certain Relationships and Related Party Transactions

The Company has borrowed monies from certain employees to fund the Company’s construction projects. These unsecured loans bear interest at 15% from June 2013 and 20% before June 2013 (2012 – 20%) per annum and are available to all employees.

Included in these loans are loans from the Company’s executives and immediate family members:

	June 30, 2014		December 31, 2013		December 31, 2012

President	US$	499,710			US$	1,637,213
Chief Executive Officer				-	US$	160,511
Chief Financial Officer	US$	1,289,574	US$	660,753	US$	963,066
Chief Operating Officer	US$	1,481,398	US$	1,220,741	US$	642,044
Total	US$	3,270,682	US$	1,881,494	US$	3,402,834

One of the Company’s executive officers’ spouse owns 37.83% of the common stock of Xi’an Xinxing Days Hotel & Suites (“Days Hotel”). During the three and six months ended June 30, 2014, the Company incurred US$76,444 and US$86,445 (June 30, 2013 - US$31,559 and US$65,726) in fees to Days Hotel. The fees incurred include meal and hotel rooms charges. As of June 30, 2014, the Company had US$80,439 (December 31, 2013 - US$7,095) fees payable to Days Hotel.

The Company also has a US$22,551,422 loan payable to Days Hotel as of June 30, 2014 (December 31, 2013 - US$19,905,182) (See Note 13 of the Company’s Quarter Report). For the three and six months ended June 30, 2014, the Company incurred US$1,071,320 and US$2,081,578 (June 30, 2013 - US$1,844,259 and US$3,081,270) of interest expense to Days Hotel and capitalized the amounts in real estate held for development or sales. As at June 30, 2014, the Company also had a US$1,206,921 (December 31, 2013 - US$178,724) interest payable to Days Hotel.

As at June 30, 2014, the Company also has a US$19,343,607 (RMB 120 million) (December 31, 2013 - US$21,474,470) loan payable to XinYing (See Note 13 of the Company’s Quarter Report), in which an executive partner is the spouse of one of the Company’s executive officers. The Company incurred a total of US$1,339,509 and US$3,009,178 of interest expense and finance consulting fees to Xinying during the three and six months ended June 30, 2014 (June 30, 2013 - US$2,680,108 and US$3,984,040) and capitalized the amount in real estate held for development or sales. As at June 30, 2014, the Company had US$46,200 (December 31, 2013 - $57,265) interest payable to XinYing. As of June 30, 2014, the Company also had a US$2,374,036 (December 31, 2013 - US$1,684,200) liability under accrued expenses in connection with the consulting agreement signed with XinYing (See Note 13 and 19 of the Company’s Quarter Report).

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Other than the foregoing, there are no transactions since January 1, 2013, the beginning of the Company’s last fiscal year, or any currently proposed transactions, in which the Company was or is to be a participant and in which any related person had or will have a direct or indirect material interest.

We do not have any agreement, arrangement or understanding, whether written or unwritten, with any of our officers or directors pursuant to which we are obligated to pay to any officer any type of compensation, whether present, deferred or contingent, that is based on, or otherwise relates to, the Transaction or the subsequent deregistration of our Common Stock under the Exchange Act or the suspension of our duty to file periodic reports and other information with the SEC thereunder.

Other than as previously disclosed in this Proxy Statement, none of our officers or directors is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

53

FINANCIAL AND OTHER INFORMATION

The following summary consolidated financial information was derived from, and should be read in conjunction with, the Company’s audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and from the Company’s unaudited consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three month period ended June 30, 2014, all of which are incorporated herein by reference.

Summary Financial Information

	As of June 30, 2014		As of December 31, 2013		As of December 31, 2012
ASSETS
Cash and cash equivalents	US$	7,457,666	US$	21,320,071	US$	6,121,448
Cash – restricted		111,932,658		117,534,900		110,576,248
Short-term investment		21,537,169		-		-
Accounts receivable, net of allowance for doubtful accounts		39,075,926		41,158,998		26,429,332
Construction in excess of billing		2,056,063		2,106,975		1,484,626
Other receivables, prepaid expenses and other assets, net		8,878,046		7,188,153		6,854,325
Real Estate held for development or sale		356,226,571		289,474,812		212,371,875
Property and equipment, net		42,075,148		36,281,168		33,837,346
Advances to suppliers		1,579,662		697,823		1,363,817
Deposits on land use rights		16,280,063		59,155,165		42,748,017
Intangible assets, net		23,464,677		42,453,473		54,482,252
Goodwill		1,922,363		1,969,964		1,914,186
Deferred financing costs		724,978		151,585		194,162
Total assets		633,210,990		619,493,087		498,377,634

LIABILITIES
Accounts payable	US$	58,336,793	US$	59,400,262	US$	55,142,928
Advances from customers		44,010,242		45,441,402		49,297,915
Accrued expenses		16,544,275		17,439,541		22,229,514
Income tax payable		23,310,900		24,534,095		19,865,906
Other taxes payable		9,751,086		7,139,870		3,861,158
Other payables		14,633,114		12,755,824		11,228,553
Loans from employees		30,809,108		25,759,453		27,868,785
Loans payable		297,137,495		274,917,332		174,749,368
Deferred tax liability		14,390,811		14,782,118		14,521,613
Total liabilities		508,923,824		482,169,897		378,765,740

Common Stock Outstanding		34,848		35,849		35,438
Additional paid in capital		52,483,510		51,347,620		49,972,174
Treasury stock at cost		(115,759)		(2,400,288)		(434,240)
Statutory reserves		11,535,242		11,535,242		9,903,457
Retained earnings		38,239,701		48,696,878		38,573,966
Accumulated other comprehensive income		22,109,624		28,107,889		21,561,099
Total stockholders’ equity		124,287,166		137,323,190		119,611,894
Total liabilities and stockholders’ equity	US$	633,210,990	US$	619,493,087	US$	498,377,634

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	Three Months Ended June 30,				Year Ended December 31,
	2014		2013		2013		2012

Total revenues	US$	44,067,263	US$	57,754,130	US$	190,034,757	US$	143,374,629
Total cost of revenues		44,883,772		40,182,983		146,209,205		102,780,794
Gross margin		(816,509)		17,571,120		43,825,552		40,593,835
Total operating expenses		5,830,258		9,106,333		26,061,798		19,061,096
Total change in fair value of derivatives		-		-		-		(334,790)

Loss (gain) from disposal of property and equipment		-		-		1,107,212		(6,086,257)
Income before provision for income taxes		(6,646,767)		8,464,787		16,656,542		27,953,786

Provision for current income taxes		117,274		2,610,898		4,901,845		7,743,015

Net (Loss) Income		(6,764,041)		5,853,889		11,754,697		20,210,771

Weighted average number of shares outstanding

Basic		34,497,920		35,086,599		35,127,877		34,954,909

Diluted		34,497,920		35,244,724		35,127,877		36,548,485

Earnings (Loss) per share
Basic	US$	(0.20)	US$	0.17	US$	0.33	US$	0.58

Diluted	US$	(0.20)	US$	0.17	US$	0.33	US$	0.57

	Six Months Ended June 30,				Year Ended December 31,
	2014		2013		2013		2012
Net cash used in operating activities	US$	(18,208,909)	US$	(1,706,145)	US$	(68,773,877)	US$	(9,849,205)
Net cash used in investing activities		(29,925,060)		(1,310,211)		(5,138,821)		(5,243,357)
Net cash provided by (used in) financing activities		34,704,468		97,016,856		87,374,758		(530,004)
Increase (decrease) in cash		(13,429,501)		(94,000,500)		13,462,060		(15,622,566)
Effects on foreign currency exchange		(432,904)		838,852		1,736,563		(270,939)
Cash, beginning of year		21,320,071		6,121,448		6,121,448		22,014,953
Cash, end of year	US$	7,457,666	US$	100,960,800	US$	21,320,071	US$	6,121,448

Ratio of Earnings to Fixed Charges:

	June 30, 2014 (unaudited)	December 31, 2013 (unaudited)	December 31, 2012 (unaudited)

Ratio of Earnings to Fixed Charges (1)	(1.22)	3.24	1.26

(1) For purposes of calculating the ratio of earnings to fixed charges, earnings consist of income before income tax expense plus fixed charges. Fixed charges consist of interest expense.

The Ratio of Earnings to Fixed Charges should be read in conjunction with the Financial Statements and Supplementary Data and Management Discussion and Analysis of Financial Condition and Results of Operations filed with the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the relevant periods.

Net Book Value per Share of Common Stock

The Company’s net book value as of June 30, 2014, the most recent balance sheet date for which the Company’s auditors reviewed the Company’s financial statements, was US$124,287,166, or US$3.6 per share. Net book value is defined as total assets less liabilities, intangible assets and minority interest.

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OTHER MATTERS RELATED TO THE TRANSACTION

Potential Conflicts of Interest

Our directors, executive officers, 5% stockholders and their affiliates may have interests in the Transaction that are different from other unaffiliated stockholder interest, and may have relationships that present conflicts of interest. As of June 10, 2014, 7,012,086 shares of our Common Stock, or approximately 20.1% of the issued and outstanding shares of Common Stock on such date, were held collectively by our directors and executive officers. Upon the effectiveness of the Transaction, the aggregate number of shares of our Common Stock owned by our directors and executive officers will decrease; however, their beneficial ownership of shares of our Common Stock will increase to approximately 23.1% as a result of the reduction of the number of shares of our Common Stock outstanding. Some of our executive officers and directors hold options to acquire shares of our Common Stock. The Transaction will not affect the exercise period or vesting schedule of these stock options and they will remain outstanding and continue to vest after the Transaction; however, the exercise price and number of shares underlying such options shall be adjusted. We do not have any agreement, arrangement or understanding, whether written or unwritten, with any of our affiliates pursuant to which we are obligated to pay to any officer any additional cash compensation, whether present, deferred or contingent, that is based on, or otherwise relates to, the Transaction or the subsequent deregistration of our Common Stock under the Exchange Act or the suspension of our duty to file periodic reports and other information with the SEC thereunder. At this time all of our officers will continue as officers of the Company after the Transaction and they will continue to receive their equity compensation, salary and other benefits after the Transaction that they received prior to the Transaction. Such equity compensation will be adjusted to give effect to the Reverse Stock Split.

By deregistering our Common Stock under the Exchange Act and suspending our duty to file periodic reports with the SEC thereunder, subsequent to the consummation of the Transaction we will no longer be prohibited, pursuant to Section 402 of the Sarbanes-Oxley Act of 2002, from making personal loans to our directors or executive officers and they will no longer be subject to Section 16 of the Exchange Act with respect to reporting requirements and short swing profits recapture provisions. In addition, the proxy solicitation rules under Section 14, the stock ownership reporting rules under Section 13(d), and the going-private provisions of Rule 13e-3 under the Exchange Act will no longer apply to the Company.

Stockholder Approval under Nevada Law

Pursuant to Sections 78.2055 and Section 78.390 of the Nevada Revised Statutes (the “NRS”), the Company’s Board approved the Reverse Stock Split. Section 78.2055 of the NRS requires stockholder approval of the Reverse Stock Split.

No vote, approval or consent of the Company’s stockholders is required in connection with the termination of the registration of the Company’s Common Stock under Section 12(g) of the Exchange Act and the subsequent suspension of the Company’s reporting obligation under Section 13(a) of the Exchange Act. The Board of the Company knows of no other matters other than that described in this Proxy Statement which have been recently approved or considered by the holders of the Company’s Common Stock.

Dissenters’ Rights

Pursuant to Chapter 92A (Section 300 through 500 inclusive) of the Nevada Revised Statutes (“Chapter 92A”), any stockholder receiving a Cash Payment of the Company is entitled to dissent to the Reverse Stock Split, and obtain payment of the fair value of the shares. In the context of the Reverse Stock Split, Chapter 92A provides that stockholders may elect to have the Company purchase pre-Reverse Stock Split shares that would become fractional shares as a result of the Reverse Stock Split for a cash price that is equal to the “fair value” of such shares, as determined in a judicial proceeding in accordance with the provisions of Chapter 92A. The fair value of the shares of any stockholder means the value of such shares immediately before the effectuation of the Reverse Stock Split, excluding any appreciation or depreciation in anticipation of the Reverse Stock Split, unless exclusion of any appreciation or depreciation would be inequitable.

Chapter 92A is set forth in its entirety in Exhibit B to this Proxy Statement. If you wish to exercise your dissenters’ rights or preserve the right to do so, you should carefully review Exhibit B to this Proxy Statement. If you fail to comply with the procedures specified in Chapter 92A in a timely manner, you may lose your dissenters’ rights. Because of the complexity of those procedures, you should seek the advice of counsel if you are considering exercising your dissenters’ rights.

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Chapter 92A sets forth that, if a stockholder wishes to assert dissenter’s rights with respect to its Company Common Stock, the stockholder (a) must deliver to the Company, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her, and (b) must not vote, or cause or permit to be voted, any of his or her Common Stock in favor of the proposed action.

Stockholders who have not validly tendered their shares of Common Stock will be entitled to exercise dissenters’ rights. Stockholders who perfect their dissenters’ rights by complying with the procedures set forth in Chapter 92A will have the fair value of their shares determined by the Nevada state court and will be entitled to receive a cash payment equal to such fair value. Any such judicial determination of the fair value of shares could be based upon any valuation method or combination of methods the court deems appropriate. The value so determined could be more or less than the US$1.75 per share to be paid in connection with the Reverse Stock Split. In addition, stockholders who invoke dissenters’ rights may be entitled to receive payment of a fair rate of interest from the effective time of the transaction on the amount determined to be the fair value of their shares.

Within 10 days after the effectuation of the Reverse Stock Split, the Company will send a written notice (a “Dissenters’ Rights Notice”) to all the record stockholders of the Company entitled to dissenters’ rights. The Dissenters’ Rights Notice will be accompanied by (i) a form for demanding payment from the Company that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not they acquired beneficial ownership of the shares before that date; (ii) a copy of the provisions of Chapter 92A; and (iii) a brief description of the procedures that a stockholder must follow to exercise dissenter’s rights.

In order to maintain eligibility to exercise dissenters’ rights under Chapter 92A, you must take the following actions within 30 days of the date that the Dissenters’ Rights Notice was delivered: (i) deliver a written demand for payment on the form provided in the Dissenters’ Rights Notice; (ii) certify whether you acquired beneficial ownership of the shares before the date set forth in the Dissenters’ Rights Notice; and (iii) deliver the certificates representing the dissenting shares to the Company.

Within 30 days after receipt of a demand for payment, the Company must pay each dissenter who complied with the provisions of Chapter 92A the amount the Company estimates to be the fair value of such shares, plus interest from the effective date of the Reverse Stock Split. The rate of interest shall be the average rate currently paid by the Company on its principal bank loans. The payment will be accompanied by the following: (i) financial statements for the Company for the year ended December 31, 2013 and the most recent interim financial statements; (ii) a statement of the Company’s estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the dissenter’s rights to demand payment for the difference between the Company’s estimate of the fair value of the shares and the stockholder’s estimate of the fair value of the shares; and (v) a copy of Chapter 92A. If the Company does not deliver payment within 30 days of receipt of the demand for payment, the dissenting stockholder may enforce the dissenter’s rights by commencing an action in Clark County, Nevada or if the dissenting stockholder resides or has its registered office in Nevada, in the county where the dissenter resides or has its registered office.

If a dissenting stockholder disagrees with the amount of the Company’s payment, then the dissenting stockholder may, within 30 days of such payment, (i) notify the Company in writing of the dissenting stockholder’s own estimate of the fair value of the dissenting shares and the amount of interest due, and demand payment of such estimate, less any payments made by the Company, or (ii) reject the offer by the Company if the dissenting stockholder believes that the amount offered by the Company is less than the fair value of the dissenting shares or that the interest due is incorrectly calculated. If a dissenting stockholder submits a written demand as set forth above and the Company accepts the offer to purchase the shares at the offer price, then the stockholder will be sent a check for the full purchase price of the shares within 30 days of acceptance.

If a demand for payment remains unsettled, the Company must commence a proceeding in the Clark County, Nevada district court within 60 days after receiving the demand. Each dissenter who is made a party to the proceeding shall be entitled to a judgment in the amount, if any, by which the court finds the fair value of the dissenting shares, plus interest, exceeds the amount paid by the Company. If a proceeding is commenced to determine the fair value of the Common Stock, the costs of such proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court, shall be assessed against the Company, unless the court finds the dissenters acted arbitrarily, vicariously or not in good faith in demanding payment. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable against the Company if the court finds that (i) the Company did not comply with Chapter 92A or (ii) against either the Company or a dissenting stockholder, if the court finds that such party acted arbitrarily, vicariously or not in good faith with respect to the rights provided by Chapter 92A.

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A person having a beneficial interest in shares that are held of record in the name of another person, such as a broker, fiduciary, depository or other nominee, must act to cause the record holder to follow the requisite steps properly and in a timely manner to perfect dissenters’ rights of appraisal.

If the shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depositary or other nominee, the written demand for dissenters’ rights of appraisal must be executed by or for the record owner. If shares are owned of record by more than one person, as in joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal for a stockholder of record, provided that the agent identifies the record owner and expressly discloses, when the demand is made, that the agent is acting as agent for the record owner. If a stockholder owns shares through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record holder of such shares.

A record holder, such as a broker, fiduciary, depository or other nominee, who holds shares as a nominee for others, will be able to exercise dissenters’ rights of appraisal with respect to the shares held for all or less than all of the beneficial owners of those shares as to which such person is the record owner. In such case, the written demand must set forth the number of shares covered by the demand. Where the number of shares is not expressly stated, the demand will be presumed to cover all shares outstanding in the name of such record owner.

The foregoing summary of the rights of dissenting stockholders under Chapter 92A does not purport to be a complete statement of the procedures to be followed by stockholders desiring to exercise any dissenters’ rights of appraisal rights available under Chapter 92A. The preservation and exercise of dissenters’ rights of appraisal require strict adherence to the applicable provisions of Chapter 92A, and the foregoing summary is qualified in its entirety by reference to Exhibit B to this Proxy Statement.

The Company has not made any provision to obtain counsel or appraisal services for unaffiliated stockholders.

Material U.S. Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences of the Transaction to the Company stockholders. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury Regulations promulgated thereunder, published rulings, administrative pronouncements and judicial decisions, any changes to which could affect the tax consequences described herein, possibly on a retroactive basis. This summary only addresses stockholders who hold their Common Stock as a capital asset. This section does not apply to a stockholder that is a member of a special class of holders subject to special rules, including, without limitation, financial institutions, regulated investment companies, real estate investment trusts, holders who are dealers in securities or foreign currency, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, tax-exempt organizations, insurance companies, holders that received their Common Stock pursuant to the exercise of employee stock options or otherwise as compensation, persons liable for alternative minimum tax, holders who hold their Common Stock as part of a hedge, straddle, conversion, constructive sale or other integrated transaction, or holders whose functional currency is not the U.S. dollar. This summary does not address tax considerations arising under any U.S. federal estate or gift tax laws or under any state, local or foreign laws. This summary is not binding on the Internal Revenue Service (the “IRS”).

A “U.S. Holder” is a beneficial owner of Common Stock that, for U.S. federal income tax purposes, is: (1) a citizen or resident of the United States; (2) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust if (a) the administration of the trust is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) a valid election is in effect under applicable Treasury regulations to be treated as a United States person. A “Non-U.S. Holder” is a beneficial owner of Common Stock other than a U.S. Holder or an entity treated as a partnership for U.S. federal income tax purposes.

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If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Common Stock, the tax treatment of a partner with respect to the Transaction generally will depend upon the status of the partner and the activities of the partnership. Such a partner or partnership is urged to consult its own tax advisor as to the U.S. federal income tax consequences of the Transaction. THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATION ONLY. NO RULING FROM THE IRS OR OPINION OF COUNSEL HAS BEEN OR WILL BE OBTAINED REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION. ACCORDINGLY, EACH STOCKHOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR AS TO THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTION TO SUCH HOLDER.

Tax Consequences of the Transaction to U.S. Holders Not Receiving Cash in the Transaction

The Transaction is expected to be treated as a form of reorganization defined in Section 368(a)(1)(E) of the Code as a recapitalization. A U.S. Holder that does not receive any cash in the Transaction generally should not recognize any gain or loss with respect to the Transaction for U.S. federal income tax purposes, and generally should have the same adjusted tax basis and holding period in his new Common Stock as such holder had immediately prior to the Transaction.

Stockholders Receiving Only Cash in Exchange for Common Stock in the Transaction

A U.S. Holder’s receipt of cash in exchange for Common Stock in the Transaction where the U.S. Holder received only cash generally will be a taxable transaction to such holder for U.S. federal income tax purposes. Under the stock redemption rules of Section 302 of the Code (referred to herein as the “Section 302 tests”), a U.S. Holder’s exchange of Common Stock for cash in the Transaction generally should be treated as a “sale or exchange” of such stock if the exchange (1) results in a “complete termination” of such holder’s interest in the Company, (2) is “substantially disproportionate” with respect to such holder or (3) is “not essentially equivalent to a dividend” with respect to the such holder. Each of the Section 302 tests is described in more detail below. In determining whether any of the Section 302 tests is satisfied, a U.S. Holder must take into account both Common Stock actually owned by such holder and any Common Stock considered as owned by such holder by reason of certain constructive ownership rules in the Code. Under these rules, a U.S. Holder generally will be considered to own Common Stock which such holder has the right to acquire pursuant to the exercise of an option or warrant or by conversion or exchange of a security. A U.S. Holder generally will also be considered to own Common Stock that is owned (and, in some cases, constructively owned) by some members of such holder's family and by some entities (such as corporations, partnerships, trusts and estates) in which such holder, a member of such holder's family or a related entity has an interest.

If any of the Section 302 tests is satisfied with respect to a U.S. Holder, and an exchange of Common Stock for cash is therefore treated as a sale or exchange for U.S. federal income tax purposes, such holder generally should recognize gain or loss equal to the difference between the amount of cash received by such holder and such holder’s adjusted tax basis in the Common Stock exchanged in the Transaction. Gain or loss must be calculated separately with respect to each share of Common Stock exchanged in the Transaction. Any gain or loss generally will be capital gain or loss and generally will be long-term capital gain or loss if the relevant shares of Common Stock have been held for more than one year on the date of the Transaction. In the case of certain non-corporate U.S. holders (including individuals), long-term capital gain generally will be subject to tax at a reduced rate of taxation. The deductibility of capital losses is subject to limitations.

Conversely, if none of the Section 302 tests is satisfied with respect to a U.S. Holder, such holder generally should be treated as having received a distribution treated as a dividend in an amount equal to the cash received by such holder in the Transaction. To the extent that the amount of a distribution received by a U.S. Holder with respect to the Transaction exceeds such holder's share of current and accumulated earnings and profits, the excess generally should be treated as a tax-free return of capital to the extent of such holder's adjusted tax basis in the Common Stock exchanged in the Transaction and any remainder generally should be treated as capital gain from the sale or exchange of the Common Stock. Dividends received by individuals will generally be taxed at the lower applicable long-term capital gains rates, provided certain holding period and other requirements are satisfied.

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Section 302 Tests A U.S. Holder’s exchange of Common Stock for cash in the Transaction must satisfy one of the following tests to be treated as a sale or exchange for U.S. federal income tax purposes:

Complete Termination. A U.S. Holder’s exchange of Common Stock for cash in the Transaction generally will result in a “complete termination” of such holder’s interest in us if, in connection with the Transaction, either (i) all of the Common Stock actually and constructively owned by such holder is exchanged for cash, or (ii) all of the shares of Common Stock actually owned by such holder is exchanged for cash, and, with respect to constructively owned shares of Common Stock, such holder is eligible to waive (and effectively waives) constructive ownership of all such Common Stock under procedures described in Section 302(c) of the Code.

Substantially Disproportionate Redemption. A U.S. Holder’s exchange of Common Stock for cash in the Transaction generally will be “substantially disproportionate” with respect to such holder if, among other things, immediately after the exchange (i.e., treating all Common Stock exchanged for cash in the Transaction as no longer outstanding), (i) such holder's percentage ownership of voting stock is less than 80% of such holder's percentage ownership of voting stock immediately before the exchange (i.e., treating all Common Stock exchanged for cash in the Transaction as outstanding), and (ii) such holder owns less than 50% of the total combined voting power of all classes of stock entitled to vote. For purposes of these percentage ownership tests, a holder will be considered as owning Common Stock owned directly as well as indirectly through application of the constructive ownership rules described above.

Not Essentially Equivalent to a Dividend. In order for a U.S. Holder’s exchange of Common Stock for cash in the Transaction to qualify as “not essentially equivalent to a dividend”, such holder must experience a “meaningful reduction” in its proportionate interest in us as a result of the exchange, taking into account the constructive ownership rules described above. Whether a U.S. Holder's exchange of Common Stock pursuant to the Transaction will result in a “meaningful reduction” of such holder's proportionate interest will depend on such holder's particular facts and circumstances. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder (for example, a holder of less than 1%) in a publicly held corporation who exercises no control over corporate affairs may constitute a “meaningful reduction.”

Tax Consequences to Stockholders Who Receive Both Stock and Cash in the Transaction is a form of reorganization defined in Code Section 368(a)(1)(E) as a recapitalization

The Transaction is expected to be treated as a form of reorganization defined in Section 368(a)(1)(E) of the Code as a recapitalization. Under Section 354 of the Code, generally no gain or loss will be recognized if stock in a corporation that is a party to a reorganization is exchanged solely for stock. Under Code Section 356, if Section 354 would apply but for the fact that the property received consists not only of stock but other property such as money, then gain must be recognized in an amount not in excess of the non-stock consideration received. A loss may not be recognized. The gain or loss is generally measured share by share, and depends upon the holder's basis in each share. If the distribution of “boot” has the effect of a distribution of a dividend, then the gain is treated as a dividend. To determine whether the gain is to be treated as a dividend, the stockholder hypothetically first assumes he received stock equal to the amount of “boot” received. Then the stockholder is hypothetically deemed to cause that stock to be redeemed. The hypothetical redemption is tested under the three Section 302 Tests described above. For those holders whose percentage interest in the Company is enhanced, or not materially diminished the gain will be treated as a dividend. For those holders whose interest is substantially diminished under the Section 302 Tests, the gain is treated as a rising out of a sale of stock. The basis in the stock received is the same as the adjusted tax basis the holder had immediately prior to the Transaction decreased by the amount of money received and increased by the amount treated as either gain or a dividend. Where in a reorganization one share is received in exchange for more than one share the basis in the shares surrendered must be allocated to the basis in the shares received. The holding period is to be the same as the holding period the Holder had immediately prior to the Transaction.

Based on Treasury Regulation 1.301-1(l), it is possible, even though the Transaction is viewed as a reorganization for the cash received to be viewed as a dividend independent of the reorganization followed by or preceded by the exchange of stock for stock in a tax-free reorganization. Each stockholder is urged to consult its own tax advisor as to the application of these rules to such stockholder under its particular circumstances.

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Tax Consequences of the Transaction to Non-U.S. Holders

The U.S. federal income tax rules governing Non-U.S. Holders are complex, and the following is only a limited summary of some general rules applicable to certain Non-U.S. Holders with respect to the Transaction. Each Non-U.S. Holder is urged to consult its own tax advisor regarding the U.S. federal, state, local and foreign tax consequences to such holder of the Transaction. A Non-U.S. Holder that does not receive any cash in the Transaction generally should not recognize any gain or loss with respect to the Transaction for U.S. federal income tax purposes. A payment to a Non-U.S. Holder in the Transaction that is treated as a dividend to such holder with respect to his Common Stock generally will be subject to U.S. federal income tax withholding at a 30% rate. Accordingly, as described below, where the payment may be treated as a dividend, the Company will withhold 30% of any gross payments made to a Non-U.S. Holder with respect to the Transaction, unless such holder properly demonstrates that a reduced rate of U.S. federal income tax withholding or an exemption from such withholding is applicable.

If a Non-U.S. Holder's exchange of Common Stock for cash in the Transaction is treated as a sale or exchange, rather than as a dividend, for U.S. federal income tax purposes, such holder generally should not be subject to U.S. federal income tax on the exchange, unless (1) in the case of a nonresident alien individual, the individual is present in the United States for 183 days or more in the taxable year of the exchange and certain other conditions are satisfied, (2) the gain is effectively connected with a U.S. trade or business of such holder, and, if required by an applicable income tax treaty, the gain is attributable to a permanent establishment maintained by such holder in the United States, or (3) the Company is or has been a United States real property holding corporation (a “USRPHC”) and certain other requirements are satisfied. A Non-U.S. Holder that is a corporation and whose gain is effectively connected with the conduct of a trade or business within the United States also may be subject to a branch profit tax at a 30% rate (or such lower rate specified by an applicable income tax treaty). The Company does not believe that it is (or has been) a USRPHC within the last five years.

U.S. Federal Income Tax Withholding Requirements for All Stockholders

The Company will withhold U.S. federal income taxes equal to 30% of any gross payments made to a Non-U.S. Holder with respect to the Transaction that may be treated as a dividend, unless such holder properly demonstrates that a reduced rate of U.S. federal income tax withholding or an exemption from such withholding is applicable. For example, an applicable income tax treaty may reduce or eliminate U.S. federal income tax withholding, in which case a Non-U.S. Holder claiming a reduction in (or exemption from) such tax must provide the Company with a properly completed IRS Form W-8BEN claiming the applicable treaty benefit. Alternatively, an exemption generally should apply if the Non-U.S. Holder’s gain is effectively connected with a U.S. trade or business of such holder, and such holder provides the Company with an appropriate statement to that effect on a properly completed IRS Form W-8ECI.

In addition, to prevent backup U.S. federal income tax withholding equal to 28% of the gross payments made to a stockholder in the Transaction, each U.S. Holder who does not otherwise establish an exemption from backup withholding must provide the Company with such holder’s correct taxpayer identification number (“TIN”) and provide certain other information by completing, under penalties of perjury, a Form W-9. Non-U.S. Holders should complete and sign the appropriate IRS Form W-8, in order to avoid backup withholding with respect to payments made to such holders in the Transaction.

Source and Amount of Funds

Based on estimates of the record ownership of our Common Stock, the number of shares of our Common Stock outstanding and other information as of June 10, 2014, and assuming that approximately 5,248,158 pre-Reverse Stock Split shares of our Common Stock are cancelled in the Reverse Stock Split, the Company estimates that the total funds required to consummate the Transaction will be approximately US$9.9 million. Approximately US$9.2 million of this amount will be used to pay the consideration to stockholders entitled to receive cash for their fractional shares in the Reverse Stock Split and approximately US$0.7 million will be used to pay the costs of the Transaction, estimated as follows:

SEC filing fees	US$	1,183
Legal fees and expenses	US$	250,000
Financial advisory fees and expenses	US$	440,000
Printing and mailing costs	US$	24,000
Transfer and exchange agent fees.	US$	13,000
Other miscellaneous fees and expenses	US$	5,000
Total	US$	733,183

Final costs of the Transaction may be more or less than the estimates shown above. The Company expects to pay the costs of the Transaction, including the amounts to be paid to stockholders for their fractional shares, out of funds available.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one Proxy Statement will be delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request the Company will deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of this Proxy Statement was delivered. If you wish to receive a separate copy of this Proxy Statement, please notify the Company by calling or sending a letter to the Company’s Secretary at the address of the Company’s principal executive offices located at 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, People’s Republic of China, Telephone No. +86 (29) 8332-8813. Also, stockholders who share an address and receive multiple copies of this Proxy Statement can notify the Company in writing or orally at the above provided address and telephone number and request that the Company delivers a single copy of these materials.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the SEC. Copies of any financial statements and information incorporated by reference in this Proxy Statement by reference to any other document filed by the Company with the SEC may be inspected without charge at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and copies of all or any part of such documents may be obtained from the SEC at prescribed rates. Information regarding the operation of the Public Reference Room may be obtained by called the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov. The Company will also make copies of such financial statements and information to stockholders upon written request to the Company’s headquarters.

INFORMATION INCORPORATED BY REFERENCE

A copy of the Company’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2013, the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014, respectively, and the Company’s Current Report on Form 8-K filed with the SEC on April 17, 2014, April 25, 2014, May 6, 2014, May 9, 2014, August 19, 2014, respectively, are incorporated by reference in this Proxy Statement. Representatives of MNP LLP, the Company’s principal accountants will not be present at the Special Meeting.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE SPECIAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [●], 2014. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

By order of the Board of Directors of China Housing & Land Development, Inc.

Sincerely,

Suiyin Gao
Chairman of the Special Committee

Dated: August 26, 2014

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CHINA HOUSING & LAND DEVELOPMENT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

CHINA HOUSING & LAND DEVELOPMENT, INC.

TO BE HELD ON [●], 2014

The undersigned stockholder of CHINA HOUSING & LAND DEVELOPMENT, INC., a Nevada corporation (the “Company”), acknowledges receipt of the notice of special meeting of stockholders and proxy statement, dated August 26, 2014, and hereby appoints the chairman of the special meeting of the stockholders or            , as proxy, each with full power of substitution, and hereby authorizes them to represent and to vote, all of the shares of common stock of the Company that the undersigned is entitled to vote at the special meeting of stockholders to be held on [●], 2014, at [●] [a.m.][p.m.] Beijing Time (local time), which is equivalent to [●], 2014 and [●] [a.m.][p.m.] U.S. Eastern Time at 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, People’s Republic of China, and further authorizes each such proxy to vote at his discretion on any other matter that may properly come before the special meeting and any adjournment or postponement thereof with like effect as if the stockholder were personally present and voting, and hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

THIS PROXY, WHEN PROPERLY EXECUTED, FOLLOWING WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IF MATTERS OTHERTHAN THE PROPOSALS LISTED ON THE REVERSE SIDE ARE PRESENTED AT THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD.

Our board of directors, acting on the unanimous recommendation of the special committee composed entirely of independent directors, recommends a vote “FOR” both Proposal 1 and Proposal 2.

1. The approval of a 1-for-[50,000] Reverse Stock Split of the Company’s common stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. The approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Reverse Stock Split.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Dated: ________________________

Name of Stockholder:	Name of Stockholder (if held jointly):

Signature of Stockholder:	Signature of Stockholder (if held jointly):

NOTE: Please sign your name exactly as it appears hereon. If shares are registered in more than one name, all owners should sign. If signing as an attorney, executor, administrator, guardian, or other fiduciary, please give full title as such and attach evidence of authority. Corporations please sign with full corporate name by duly authorized officer or officers and affix corporate seal.

Please use the space below to update address information if applicable:

_________________________

_________________________

_________________________

_________________________

EXHIBIT A

FAIRNESS OPINION OF DUFF & PHELPS

Confidential Special Committee of Independent Directors China Housing & Land Development, Inc. 1008 Liuxue Road, Baqiao District Xi’an, Shaanxi Province, 710038, China	August 19, 2014

Ladies and Gentlemen:

China Housing & Land Development, Inc. (“CHLN” or the “Company”) has engaged Duff & Phelps, LLC (“Duff & Phelps”) to serve as an independent financial advisor to the special committee of independent directors (the “Special Committee”) of the board of directors (the “Board of Directors”) of the Company (solely in its capacity as the Special Committee) to provide an opinion (this “Opinion”) as of the date hereof as to the fairness, from a financial point of view, of the Cash Payment (as defined below) to the holders of common stock, par value $0.001 per share, of the Company (the “Common Stock” or individually, a “Share”), who will be receiving cash payment in the Proposed Transaction (as defined below) (without giving effect to any impact of the Proposed Transaction on any particular holder of Common Stock other than in their capacity as a holders of Common Stock).

Description of the Proposed Transaction

It is Duff & Phelps’ understanding that the Company intends to engage in a transaction that is structured to reduce the number of record holders of Common Stock to fewer than 300 by effecting a reverse stock split, whereby each 50,000 shares of Common Stock outstanding as of the effective date of the reverse stock split will be converted into one whole share of Common Stock (the “Reverse Stock Split”). In lieu of issuing fractional shares to stockholders who would hold fractional shares as a result of the Reverse Stock Split, the Company will pay cash equal to $1.75 per share (the “Cash Payment”) multiplied by the number of pre-Reverse Stock Split shares of Common Stock held by such stockholder underlining the corresponding fractional shares. Accordingly, stockholders owning fewer than 50,000 pre-Reverse Stock Split shares will have no further interest in the Company, no longer be stockholders of the Company and will be entitled to receive only the Cash Payment multiplied by the number of pre-Reverse Stock Split shares of Common Stock owned by them. Stockholders owning at least 50,000 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as stockholders, but own a fractional share as a result of the Reverse Stock Split will receive cash equal to the Cash Payment multiplied by the number of pre-Reverse Stock Split shares of Common Stock held by such stockholder underlining the corresponding fractional shares. The above is collectively referred to as the “Proposed Transaction”.

Duff & Phelps, LLC 311 South Wacker Drive Suite 4200 Chicago, IL 60606	T F	+1 312 697 4600 +1 312 697 0112	www.duffandphelps.com

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Special Committee of Independent Directors

China Housing & Land Development, Inc.

August 19, 2014

Scope of Analysis

In connection with this Opinion, Duff & Phelps has made such reviews, analyses and inquiries as it has deemed necessary and appropriate under the circumstances. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’ procedures, investigations, and financial analysis with respect to the preparation of its Opinion included, but were not limited to, the items summarized below:

1.	Reviewed the following documents:

a.	The Company’s annual reports and audited financial statements on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the years ended December 31, 2012 and 2013;

b.	The Company’s unaudited financial statements for the six months ended June 30, 2014 and the six months ended June 30, 2013;

c.	A detailed financial projections model, prepared and provided to Duff & Phelps by management of the Company, upon which Duff & Phelps has relied in performing its analysis (the “Management Projections”);

d.	Other internal documents relating to the past and current business operations, financial conditions and probable future outlook of the Company, provided to Duff & Phelps by management of the Company;

e.	A letter dated August 15, 2014 from the management of the Company which made certain representations as to the Management Projections and the underlying assumptions for the Company (the “Management Representation Letter”);

2.	Discussed the information referred to in paragraph 1 above and the business, operations and financial condition and prospects of the Company as well as the background and other elements of the Proposed Transaction with the management of the Company;

3.	Reviewed the historical trading price and trading volume of the Common Stock and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;

4.	Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques, including a discounted cash flow analysis, an analysis of selected public companies that Duff & Phelps deemed relevant, an analysis of selected transactions that Duff & Phelps deemed relevant, and a review of information on premiums paid in selected transactions that Duff & Phelps deemed relevant; and

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Special Committee of Independent Directors

China Housing & Land Development, Inc.

August 19, 2014

5.	Conducted such other analyses and inquiries and considered such other information and factors as Duff & Phelps deemed appropriate.

Assumptions, Qualifications and Limiting Conditions

In performing its analyses and rendering this Opinion with respect to the Proposed Transaction, Duff & Phelps, with the Company’s consent and without independent verification:

1.	Relied upon and assumed the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including the Company management;

2.	Relied upon the fact that the Special Committee, the Board of Directors and the Company have been advised by counsel as to all legal matters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Proposed Transaction have been duly, validly and timely taken;

3.	Assumed that any estimates, evaluations, forecasts and projections including, without limitation, the Management Projections, furnished to Duff & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same; Duff & Phelps has relied upon such matters in performing its analysis and expresses no opinion to such estimates, evaluations, forecasts and projections or the assumptions on which they are based;

4.	Assumed that information supplied and representations made by the Company management are accurate in all material respects regarding the Company and the Proposed Transaction;

5.	Assumed that the representations and warranties made in the Management Representation Letter are true and correct;

6.	Assumed that there has been no material change in the assets, liabilities, financial condition, businesses, results of operations, cash flows or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps, and that there is no information or facts that would make the information reviewed by Duff & Phelps incomplete or misleading;

7.	Assumed that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in a timely manner and in accordance with the terms and conditions thereof, without any material amendments or waivers thereto, and in a manner that complies in all material respects with all applicable laws; and

8.	Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained without any adverse effect on the Company or the contemplated benefits expected to be derived in the Proposed Transaction.

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Special Committee of Independent Directors

China Housing & Land Development, Inc.

August 19, 2014

To the extent that any of the foregoing assumptions or any of the facts on which this Opinion is based prove to be untrue in any material respect, this Opinion cannot and should not be relied upon for any purpose. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of this Opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction and as to which Duff & Phelps does not express any view or opinion in this Opinion, including as to the reasonableness of such assumptions.

Duff & Phelps has prepared this Opinion effective as of the date hereof. This Opinion is necessarily based upon the information made available to Duff & Phelps as of the date hereof and market, economic, financial and other conditions as they exist and can be evaluated as of the date hereof, and Duff & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting this Opinion which may come or be brought to the attention of Duff & Phelps after the date hereof. Duff & Phelps has not undertaken to reaffirm or revise this Opinion or otherwise comment upon any event occurring after the date hereof and does not have any obligation to update, revise or reaffirm this Opinion.

Duff & Phelps did not (i) evaluate the Company’s solvency or conduct an independent appraisal or physical inspection of any specific assets, properties or liabilities (contingent or otherwise) of the Company, nor was Duff & Phelps provided with any such appraisal or evaluation other than the contents of the Management Representation Letter; (ii) estimate, or express any opinion regarding, the liquidation value of any entity or business; (iii) negotiate the terms of the Proposed Transaction, and therefore, Duff & Phelps has assumed that such terms are the most beneficial terms, from the Company’s perspective, that could, under the circumstances, be obtained in the Proposed Transaction; (iv) advise the Special Committee or any other party with respect to alternatives to the Proposed Transaction; or (v) undertake an independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject.

Duff & Phelps is not expressing any opinion as to the market price or value of the Company’s Common Stock (or anything else) after the consummation of the Proposed Transaction (or any other time). This Opinion should not be construed as a valuation opinion, a credit rating, a solvency opinion, an analysis of the Company’s credit worthiness, tax advice, or accounting advice. Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.

In rendering this Opinion, Duff & Phelps is not expressing any opinion with respect to the amount or nature or any other aspect of any compensation payable to or to be received by any of the Company’s officers, directors or employees, or any class of such persons, relative to the Cash Payment, or with respect to the fairness of any such compensation.

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Special Committee of Independent Directors

China Housing & Land Development, Inc.

August 19, 2014

This Opinion is furnished solely for the use and benefit of the Special Committee in connection with its consideration of the Proposed Transaction and is not intended to, and does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps’ express consent. This Opinion (i) does not address the merits of the underlying business decision to enter into the Proposed Transaction versus any alternative strategy or transaction; (ii) does not address any transaction related to the Proposed Transaction; (iii) is not a recommendation as to how the Special Committee, the Board of Directors, the Company, any other person including security holders of the Company should vote or act with respect to any matters relating to the Proposed Transaction, or whether to proceed with the Proposed Transaction or any related transaction, and (iv) does not indicate that the Cash Payment is the best possibly attainable under any circumstances; instead, it merely states whether the Cash Payment is within a range suggested by certain financial analyses. The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based. This letter should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.

This Opinion is solely that of Duff & Phelps, and Duff & Phelps’ liability in connection with this Opinion shall be limited in accordance with the terms set forth in the engagement letter between Duff & Phelps and the Company executed on June 27, 2014 (the “Engagement Letter”). This Opinion is confidential, and its use and disclosure is strictly limited in accordance with the terms set forth in the Engagement Letter.

Disclosure of Prior Relationships

Duff & Phelps has acted as financial advisor to the Special Committee and will receive a fee for its services. No portion of Duff & Phelps’ fee is contingent upon either the conclusion expressed in this Opinion or whether or not the Proposed Transaction is successfully consummated. Pursuant to the terms of the Engagement Letter, a portion of Duff & Phelps’ fee is payable upon Duff & Phelps’ stating to the Special Committee that it is prepared to deliver its Opinion. Other than this engagement, during the two years preceding the date of this Opinion, Duff & Phelps has not had any material relationship with any party to the Proposed Transaction for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.

Conclusion

Based upon and subject to the foregoing, Duff & Phelps is of the opinion that, as of the date hereof, the Cash Payment to be received by the holders of Common Stock in the Proposed Transaction is fair from a financial point of view to such holders who will be receiving the Cash Payment in the Proposed Transaction (without giving effect to any impact of the Proposed Transaction on any particular holder of Common Stock other than in their capacity as a holders of Common Stock).

This Opinion has been approved by the Opinion Review Committee of Duff & Phelps.

Respectfully submitted,

/s/ Duff & Phelps, LLC

Duff & Phelps, LLC

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EXHIBIT B

DISSENTERS’ RIGHTS UNDER NEVADA LAW

Nevada Revised Statutes (“NRS”)

NRS 92A.300 Definitions.

NRS 92A.305 “Beneficial stockholder” defined.

NRS 92A.310 “Corporate action” defined.

NRS 92A.315 “Dissenter” defined.

NRS 92A.320 “Fair value” defined.

NRS 92A.325 “Stockholder” defined.

NRS 92A.330 “Stockholder of record” defined.

NRS 92A.335 “Subject corporation” defined.

NRS 92A.340 Computation of interest.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company.

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

NRS 92A.410 Notification of stockholders regarding right of dissent.

NRS 92A.420 Prerequisites to demand for payment for shares.

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment.

NRS 92A.460 Payment for shares: General requirements.

NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

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NRS 92A.500 Assessment of costs and fees in certain legal proceedings.

NRS 92A.300 Definitions.

As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305. “Beneficial stockholder” defined.

“Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310. “Corporate action” defined.

“Corporate action” means the action of a domestic corporation.

NRS 92A.315. “Dissenter” defined.

“Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320. “Fair value” defined.

“Fair value” with respect to a dissenter’s shares, means the value of the shares determined:

1. Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2. Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3. Without discounting for lack of marketability or minority status.

NRS 92A.325. “Stockholder” defined.

“Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330. “Stockholder of record” defined.

“Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

NRS 92A.335. “Subject corporation” defined.

“Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340. Computation of interest.

Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

NRS 92A.350. Rights of dissenting partner of domestic limited partnership.

A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

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NRS 92A.360. Rights of dissenting member of domestic limited-liability company.

The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370. Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380. Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

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2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3. Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

NRS 92A.390. Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least US$20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series provide otherwise.

2. The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3. Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5. There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

NRS 92A.400. Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

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2. A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

NRS 92A.410. Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A. 300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420. Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

NRS 92A.430. Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter s notice to all stockholders of record entitled to assert dissenter s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter s rights pursuant to NRS 92A.400.

2. The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

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(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440. Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1. A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2. If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4. A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5. The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

NRS 92A.450. Uncertificated shares: Authority to restrict transfer after demand for payment.

The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

NRS 92A.460. Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

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(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

NRS 92A.470. Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1. A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3. Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4. Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

NRS 92A.480. Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2. A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

NRS 92A.490. Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

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1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500. Assessment of costs and fees in certain legal proceedings.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

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5. To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

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EXHIBIT C

DUFF & PHELPS, LLC’S VALUATION ANALYSIS PRESENTATION MADE TO THE SPECIAL COMMITTEE ON AUGUST 19, 2014

China Housing and Land Development, Inc. Fairness Analysis Presented to the Special Committee of Independent Directors August 19, 2014 The information contained herein is of a confidential nature and is intended for the use of the persons or firm to whom it is furnished by us. Reproduction, publication, or dissemination of portions hereof may not be made without prior approval of Duff & Phelps, LLC and its affiliates.

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2 CONFIDENTIAL Duff & Phelps Disclaimer • The following pages contain material that is being provided by Duff & Phelps, LLC (“ Duff & Phelps ”) to the special committee of independent directors (the “ Special Committee ”) of the board of directors (the “ Board of Directors ”) of China Housing and Land Development, Inc . (“ CHLN ” or the “ Company ”) in the context of a meeting held to consider a Proposed Transaction (as defined herein) . • The accompanying material was, and any Opinion (as defined herein) will be, compiled on a confidential basis for the exclusive use and benefit of the Special Committee in connection with their evaluation of the Proposed Transaction and may not be distributed to any other party, publicly disclosed, or relied upon for any other purpose without the prior written consent of Duff & Phelps . • Because this material was prepared for use in the context of an oral presentation to the Special Committee, whose members are familiar with the business and affairs of the Company, neither the Company nor Duff & Phelps, nor any of their respective legal or financial advisors or accountants, take any responsibility for the accuracy or completeness of any of the material if used by persons other than the Special Committee . • These materials are not intended to represent an Opinion and shall not be treated, construed, used or relied upon in any way as an Opinion, report, or appraisal relating to the consideration or the fairness of the Proposed Transaction . These materials are intended to serve as discussion materials for the Special Committee and as a summary of the basis upon which Duff & Phelps may render an Opinion, and are incomplete without reference to, and should be viewed solely in conjunction with, the discussion between Duff & Phelps and the Special Committee . • Any Opinion provided by Duff & Phelps would not : ( i ) address the merits of the underlying business decision of the Special Committee, the Board of Directors or the Company or any other party to the Proposed Transaction to enter into the Proposed Transaction versus any alternative strategy or transaction ; (ii) constitute a recommendation to the Special Committee, the Board of Directors, the Company or any other person including securityholders of the Company as to how such person should vote or as to any other specific action that should be taken in connection with the Proposed Transaction ; or (iii) create any fiduciary duty on Duff & Phelps’ part to any party . • The information utilized in preparing this presentation was obtained from the Company and from public sources . Any estimates and forecasts contained herein have been prepared by or are based on discussions with the senior management of the Company and involve numerous and significant subjective determinations, which may or may not prove to be correct . No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past or the future . Duff & Phelps did not attempt to independently verify such information . • No selected company or selected transaction used in our analysis is directly comparable to the Company or the Proposed Transaction .

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3 CONFIDENTIAL Table of Contents 1. Introduction and Transaction Overview 2. Valuation Analysis – Discounted Cash Flow Analysis – Selected Public Companies / M&A Transactions Analysis Appendix 1. Assumptions, Qualifications, and Limiting Conditions 2. Summary of Premiums Paid in Going Private Transactions

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Introduction and Transaction Overview Section 01

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5 CONFIDENTIAL Introduction and Transaction Overview The Engagement • Duff & Phelps was retained by the Special Committee to serve as independent financial advisor to the Special Committee (solely in its capacity as such) . • Specifically, Duff & Phelps has been asked to provide an opinion (the “ Opinion ”) to the Special as to the fairness, from a financial point of view, of the Cash Payment (as defined below) to the holders of common stock, par value $ 0 . 001 per share, of the Company (the “ Common Stock ” or individually, a “ Share ”), who will be receiving cash payment in the Proposed Transaction (as defined below) (without giving effect to any impact of the Proposed Transaction on any particular holder of Common Stock other than in their capacity as a holders of Common Stock) . The Proposed Transaction • It is Duff & Phelps’ understanding that the Company intends to engage in a transaction that is structured to reduce the number of record holders of Common Stock to fewer than 300 by effecting a reverse stock split, whereby each 50 , 000 shares of Common Stock outstanding as of the effective date of the reverse stock split will be converted into one whole share of Common Stock (the “ Reverse Stock Split ”) . • In lieu of issuing fractional shares to stockholders who would hold fractional shares as a result of the Reverse Stock Split, the Company will pay cash equal to $ 1 . 75 per share (the “ Cash Payment ”) multiplied by the number of pre - Reverse Stock Split shares of Common Stock held by such stockholder underlining the corresponding fractional shares . • Accordingly , stockholders owning fewer than 50 , 000 pre - Reverse Stock Split shares will have no further interest in the Company, no longer be stockholders of the Company and will be entitled to receive only the Cash Payment multiplied by the number of pre - Reverse Stock Split shares of Common Stock owned by them . • Stockholders owning at least 50 , 000 pre - Reverse Stock Split shares, who after the Reverse Stock Split will continue as stockholders, but own a fractional share as a result of the Reverse Stock Split will receive cash equal to the Cash Payment multiplied by the number of pre - Reverse Stock Split shares of Common Stock held by such stockholder underlining the corresponding fractional shares . • The above is collectively referred to as the “ Proposed Transaction ” .

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6 CONFIDENTIAL Introduction and Transaction Overview Scope of Analysis • Duff & Phelps has made such reviews, analyses and inquiries as it has deemed necessary and appropriate under the circumstances . Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect t

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7 CONFIDENTIAL Introduction and Transaction Overview Shareholders Source: Company filings, Capital IQ, Company provided information as of June 10, 2014. (1) Based on the Form 13F filed on August 14, 2014 for the period ending June 30, 2014. (2) Exclude 47,600 shares held by the Company as of June 10, 2014. China Housing and Land Development, Inc. - Ownership % of Current Shareholders Shares Diluted Shares Directors and Executive Officers Pingji Lu (Chairman) 5,034,505 14.5% Xiaohong Feng (CEO & Managing Director) 1,041,511 3.0% Jing Lu (COO & Board Secretary) 726,570 2.1% Cangsang Huang (CFO & Director) 198,000 0.6% Suiyin Gao (Independent Director) 5,750 0.0% Yusheng Lin (Independent Director) 5,750 0.0% Mingduo Yang (Independent Director) 0 0.0% Maosheng Luo (Independent Director) 0 0.0% Total Directors and Executive Officers 7,012,086 20.1% Institutional Shareholders Pope Asset Management 6,198,574 17.8% KGI Asia Ltd 1,047,912 3.0% Brookline Investments Inc 613,593 1.8% Whitymatt LLC 132,000 0.4% Keytrade Bank Sa-Nv 111,110 0.3% Midsouth Investor Fund Lp 92,108 0.3% Us Clearing - NSCC 82,000 0.2% Capital One Sharebuilder Inc 68,858 0.2% Hackney One Investments LLC 38,000 0.1% Continental Industries 33,000 0.1% Other Institutional Shareholders 212,003 0.6% Total Institutional Shareholders 8,629,158 24.8% Public and Other Shareholders 19,159,314 55.1% Total Shares Outstanding 34,800,558 100.0% Options In-the-Money at Offer Price 0 0.0% Fully Diluted Shares Outstanding at Offer Price 34,800,558 100.0% Public and Other Shareholders 55.1% Directors and Executive Officers 20.1% Institutional Shareholders 24.8% (1) (2)

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Huang (CFO & Director) 198,000 0.6% Suiyin Gao (Independent Director) 25,750 0.1% Yusheng Lin (Independent Director) 6,901 0.0% Mingduo Yang (Independent Director) 0 0.0% Maosheng Luo (Independent Director) 0 0.0% Total Directors and Executive Officers 7,063,362 20.3% Institutional Shareholders Pope Asset Management 6,288,074 18.1% KGI Asia Ltd 1,047,912 3.0% Brookline Investments Inc 613,593 1.8% Whitymatt LLC 132,000 0.4% Keytrade Bank Sa-Nv 111,110 0.3% Midsouth Investor Fund Lp 92,108 0.3% Us Clearing - NSCC 82,000 0.2% Capital One Sharebuilder Inc 68,858 0.2% Hackney One Investments LLC 38,000 0.1% Continental Industries 33,000 0.1% Other Institutional Shareholders 212,003 0.6% Total Institutional Shareholders 8,718,658 25.1% Public and Other Shareholders 19,018,538 54.7% Total Shares Outstanding 34,800,558 100.0% Options In-the-Money at Offer Price 0 0.0% Fully Diluted Shares Outstanding at Offer Price 34,800,558 100.0% Public and Other Shareholders 54.7% Directors and Executive Officers 20.3% Institutional Shareholders 25.1%

Introduction and Transaction Overview

Trading Analysis

China Housing and Land Development, Inc. - Trading History

August 15, 2013 to August 15, 2014

Offer Price Premium Relative to:

Current (8/15/14)	$1.62	8.0%
30- Day VWAP (1)	$1.55	12.7%
60- Day VWAP (1)	$1.68	3.9%
90- Day VWAP (1)	$1.88	(6.9%)

Aug 14, 2013
CHLN reported FYQ2'13 earnings results. The Company reported net revenue of $59.7 million and EPS of $0.18 per share .
Nov 20, 2013
CHLN reported FYQ3'13 earnings results. The Company reported net revenue of $24.8 million and EPS of -$0.02 per share .
Mar 24, 2014
CHLN reported FY'13 earnings results. The Company reported net revenue of $190.0 million and EPS of $0.33 per share
May 15, 2014
CHLN reported FYQ1'14 earnings results. The Company reported net revenue of $22.0 million and EPS of -$0.02 per share .
May 20, 2014
CHLN held a board meeting to discuss, among other things, a potential going private transaction by way of a reverse stock split, and formed a special committee to review and determine the best course of action for the Company in order to advance the best interests of the Company's stockholders
July 4, 2014
CHLN's special committee received a reverse stock split proposal with cash payment of $1.64 per share for fractional shares.
July 21, 2014
CHLN's special committee received a revised reverse stock split proposal with cash payment of $1.75 per share for fractional shares.
August 14, 2014
CHLN reported FYQ2'14 earnings results. The Company reported net revenue of $44.1 million and EPS of -$0.20 per share .
Share Price
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Volume (thousands)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
8/15/13
9/15/13
10/15/13
11/15/13
12/15/13
1/15/14
2/15/14
3/15/14
4/15/14
5/15/14
6/15/14
7/15/14
8/15/14
Volume
Price
30-day Trailing VWAP
60-day Trailing VWAP
90-day Trailing VWAP
Offer

(1) Trailing Volume Weighted Average Price (VWAP)

China Housing and Land Development, Inc. Historical Trading Metrics

(in thousands, except per Share)

Source: Capital IQ

CONFIDENTIAL

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8 CONFIDENTIAL Introduction and Transaction Overview Trading Analysis Source: Capital IQ China Housing and Land Development, Inc. - Trading History August 15 , 2013 to August 15, 2014 China Housing and Land Development, Inc. Historical Trading Metrics (in thousands, except per Share) During one year prior to August 15, 2014 Average Closing Price $2.21 High $3.07 Low $1.45 Average Volume 89.2 % of Shares Issued and Outstanding 0.3% % of Float 0.4% 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 Volume (thousands) Share Price Volume Price 30-day Trailing VWAP 60-day Trailing VWAP 90-day Trailing VWAP Offer (1) Trailing Volume Weighted Average Price (VWAP) Offer Price Premium Relative to: 30 - Day VWAP (1) 12.7% 3.9% (6.9%) 60 - Day VWAP (1) 90 - Day VWAP (1) Current (8/15/14) 8.0% $1.55 $1.68 $1.88 $1.62 July 4, 2014 CHLN's special committee received a reverse stock split proposal with cash payment of $1.64 per share for fractional shares. May 15, 2014 CHLN reported FYQ1'14 earnings results. The Company reported net revenue of $22.0 million and EPS of - $0.02 per share . Mar 24, 2014 CHLN reported FY'13 earnings results. The Company reported net revenue of $190.0 million and EPS of $0.33 per share . Nov 20, 2013 CHLN reported FYQ3'13 earnings results. The Company reported net revenue of $24.8 million and EPS of - $0.02 per share . Aug 14, 2013 CHLN reported FYQ2'13 earnings results. The Company reported net revenue of $59.7 million and EPS of $0.18 per share . July 21, 2014 CHLN's special committee received a revised reverse stock split proposal with cash payment of $1.75 per share for fractional shares. May 20, 2014 CHLN held a board meeting to discuss, among other things, a potential going private transaction by way of a reverse stock split, and formed a special committee to review and determine the best course of action for the Company in order to advance the best interests of the Company's stockholders August 14, 2014 CHLN reported FYQ2'14 earnings results. The Company reported net revenue of $44.1 million and EPS of - $0.20 per share . (1) Trailing Volume Weighted Average Price (VWAP) 30 - Day VWAP (1) 12.7% 3.9% (6.9%) 60 - Day VWAP (1) 90 - Day VWAP (1) 8.0% $1.55 $1.68 $1.88 $1.62 July 4, 2014 CHLN's special committee received a reverse stock split proposal with cash payment of $1.64 per share for fractional shares. May 15, 2014 CHLN reported FYQ1'14 earnings results. The Company reported net revenue of $22.0 million and EPS of - $0.02 per share . Mar 24, 2014 CHLN reported FY'13 earnings results. The Company reported net revenue of $190.0 million and EPS of $0.33 per share . Nov 20, 2013 CHLN reported FYQ3'13 earnings results. The Company reported net revenue of $24.8 million and EPS of - $0.02 per share . Aug 14, 2013 CHLN reported FYQ2'13 earnings results. The Company reported net revenue of $59.7 million and EPS of $0.18 per share . July 21, 2014 CHLN's special committee received a revised reverse stock split proposal with cash payment of $1.75 per share for fractional shares. May 20, 2014 CHLN held a board meeting to discuss, among other things, a potential going private transaction by way of a reverse stock split, and formed a special committee to review and determine the best course of action

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for the Company in order to advance the best interests of the Company's stockholders August 14, 2014 CHLN reported FYQ2'14 earnings results. The Company reported net revenue of $44.1 million and EPS of - $0.20 per share .

9 CONFIDENTIAL Introduction and Transaction Overview Proposed Transaction Note: Balance sheet data and LTM as of June 30, 2014. Financial performance metrics presented are adjusted to exclude public company costs and non - recurring income (expenses). China Housing and Land Development, Inc. - Implied Multiples (USD in millions, except per Share data) Financials Offer 6/30/2014 $1.75 Fully Diluted Shares Issued & Outstanding (millions) 34.8 Implied Equity Value $60.9 Implied Offer Multiples: Equity / 3-Yr. Avg. NI $13.3 4.6x Equity / 2014 NI $7.9 7.7x Equity / 2015 NI $19.0 3.2x EV / 3-Yr. Avg. EBITDA $23.3 10.8x EV / 2014 EBITDA $17.0 14.7x EV / 2015 EBITDA $31.0 8.1x EV / LTM Revenue $140.0 1.79x EV / 2014 Revenue $125.9 1.99x EV / 2015 Revenue $168.3 1.49x P/ Book Value $3.57 0.49x P/ Tangible Book Value $2.84 0.62x

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China Housing and Land Development, Inc. - Offer Premium Closing Implied Price Premium Share price of 8/15/14 $1.62 8.0% One-week prior (8/8/14) $1.65 6.1% 30-days trailing VWAP $1.55 12.7% 60-days trailing VWAP $1.68 3.9% 90-days trailing VWAP $1.88 (6.9%) One-year prior (8/15/13) $2.35 (25.5%) Offer Price $1.75

10 CONFIDENTIAL Introduction and Transaction Overview Per Share Valuation Note: Balance sheet data and LTM as of June 30, 2014. Financial performance metrics presented are adjusted to exclude public company costs and non - recurring income (expenses). Valuation Range Conclusions (USD in thousands, except per share data) Low High Discounted Cash Flow Analysis $60,600 - $71,900 Selected Public Companies

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/ M&A Transactions Analysis 54,400 - 74,200 Equity Value Range $57,500 - $73,050 Fully Diluted Shares Issued and Outstanding 34,800,558 34,800,558 Per Share Price Range $1.65 - $2.10 $1.75 Implied Valuation Multiples Equity / 3-Yr. Avg. NI $13,276 4.3x - 5.5x Equity / 2014 NI $7,923 7.3x - 9.2x Equity / 2015 NI $18,976 3.0x - 3.8x EV / 3-Yr. Avg. EBITDA $23,262 10.6x - 11.3x EV / 2014 EBITDA $17,011 14.5x - 15.4x EV / 2015 EBITDA $31,005 8.0x - 8.5x EV / LTM Revenue $139,999 1.77x - 1.88x EV / 2014 Revenue $125,903 1.96x - 2.09x EV / 2015 Revenue $168,302 1.47x - 1.56x P/ Book Value $3.57 0.46x - 0.59x P/ Tangible Book Value $2.84 0.58x - 0.74x

Introduction and Transaction Overview
Share Price Range

$1.75 Offer Price
Selected Public Companies / M&A Transactions Analysis
$1.56
$2.13
Discounted Cash Flow Analysis
$1.74
$2.07
Concluded Range
$1.65
$2.10
Value Per Share
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50

CONFIDENTIAL
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DUFF & PHELPS

11 CONFIDENTIAL Introduction and Transaction Overview Share Price Range $1.65 $1.74 $1.56 $2.10 $2.07 $2.13 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 Concluded Range Discounted Cash Flow Analysis Selected Public Companies / M&A Transactions Analysis Value Per Share $1.75 Offer Price

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Valuation Analysis Section 02

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13 CONFIDENTIAL Valuation Analysis Financial Performance Historical and Projected Financial Performance (USD in thousands) LTM 2009A 2010A 2011A 2012A 2013A 6/30/2014 2014P 2015P 2016P 2017P 2018P Net Revenue $86,559 $140,877 $120,793 $143,375 $183,035 $139,999 $125,903 $168,302 $170,372 $210,007 $214,955 Growth 62.8% (14.3%) 18.7% 27.7% (26.6%) (31.2%) 33.7% 1.2% 23.3% 2.4% Gross Profit $23,65

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7 $39,160 $30,097 $40,594 $36,826 $14,985 $28,293 $43,347 $40,477 $42,743 $35,146 Margin 27.3% 27.8% 24.9% 28.3% 20.1% 10.7% 22.5% 25.8% 23.8% 20.4% 16.4% EBITDA $14,933 $29,853 $19,012 $27,496 $23,279 $1,917 $17,011 $31,005 $27,876 $28,285 $20,297 Margin 17.3% 21.2% 15.7% 19.2% 12.7% 1.4% 13.5% 18.4% 16.4% 13.5% 9.4% Growth 99.9% (36.3%) 44.6% (15.3%) (94.0%) (26.9%) 82.3% (10.1%) 1.5% (28.2%) EBIT $14,089 $26,312 $16,683 $25,056 $20,457 ($754) $14,005 $27,541 $24,079 $24,175 $15,759 Margin 16.3% 18.7% 13.8% 17.5% 11.2% (0.5%) 11.1% 16.4% 14.1% 11.5% 7.3% Growth 86.8% (36.6%) 50.2% (18.4%) (102.6%) (31.5%) 96.6% (12.6%) 0.4% (34.8%) Net Income $8,824 $18,358 $11,598 $18,374 $9,855 ($4,613) $7,923 $18,976 $16,242 $16,291 $10,253 Margin 10.2% 13.0% 9.6% 12.8% 5.4% (3.3%) 6.3% 11.3% 9.5% 7.8% 4.8% Growth 108.0% (36.8%) 58.4% (46.4%) NM (19.6%) 139.5% (14.4%) 0.3% (37.1%) Diluted EPS $0.28 $0.52 $0.32 $0.50 $0.28 ($0.13) $0.23 $0.55 $0.47 $0.47 $0.29 Growth 82.3% (38.2%) 57.6% (44.2%) NM (18.8%) 139.5% (14.4%) 0.3% (37.1%) Capital Expenditures $2,748 $1,901 $4,753 $10,724 $5,793 $12,871 $8,750 $7,574 $7,667 $9,450 $9,673 as % of Net Revenue 3.2% 1.3% 3.9% 7.5% 3.2% 9.2% 7.0% 4.5% 4.5% 4.5% 4.5% Net Working Capital $69,824 $39,819 $44,254 $110,605 $205,590 $274,292 $251,323 $219,593 $244,771 $214,027 $118,277 as % of Net Revenue 80.7% 28.3% 36.6% 77.1% 112.3% 195.9% 199.6% 130.5% 143.7% 101.9% 55.0% Note: Financial performance metrics presented are adjusted to exclude public company costs and non-recurring income (expenses). Source: Company SEC Filings and Company Management.

14 CONFIDENTIAL Valuation Analysis Discounted Cash Flow Analysis - Methodology and Key Assumptions Discounted Cash Flow Methodology • Duff & Phelps performed a discounted cash flow analysis of the projected free cash flows to equity . • Free cash flow to equity is defined as cash generated by the business that is available to either reinvest or to distribute to shareholders . • Projected free cash flow

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s are discounted to the present using a discount rate which reflects their relative risk . • The discount rate is equivalent to the rate of return that shareholders could expect to realize on alternative investment opportunities with similar risk profiles . Discounted Cash Flow Key Assumptions • Duff & Phelps utilized and relied upon the Management Projections for the fiscal years ending December 31 , 2014 - 2018 (excluding public company expenses, as provided by Company management) as well as discussions with Company management, a review of the Company’s historical performance and other factors to develop the DCF analysis . • Beyond the projection period, Duff & Phelps estimated the “terminal value” using a P/Tangible Book Value multiple of 0 . 50 x - 0 . 60 x . • Duff & Phelps discounted the resulting free cash flows and terminal value using a cost of equity range of 18 . 0 % to 22 . 0% . • The following is a summary of the Management P rojections utilized in the discounted cash flow analysis : » Net revenue increases at a compound annual growth rate (“ CAGR ”) of 3 . 3 % over the five year period ending 2018 . » EBITDA decreases at a CAGR of - 2 . 7 % and average EBITDA margin is 14 . 2 % over the five year period ending 2018 . » Net income increases at a CAGR of 0 . 8 % and average net margin is 7 . 9 % over the five year period ending 2018 . » Total capital expenditures average 5 . 0 % of revenue over the five year period ending 2018 .

15 CONFIDENTIAL Valuation Analysis DCF Valuation Summary Note: Balance sheet data and LTM as of June 30, 2014. Financial performance metrics presented are adjusted to exclude public company costs and non - recurring income (expenses). (1) Prior to application of 10% dividend withholding tax calculated based on levered cash flows. Discounted Cash Flow Analysis (USD in thousands) LTM CAGR 6/30/2014 2

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014P 2015P 2016P 2017P 2018P 3-Yr 5-Yr Net Revenue $139,999 $125,903 $168,302 $170,372 $210,007 $214,955 (2.4%) 3.3% Growth (20.1%) (31.2%) 33.7% 1.2% 23.3% 2.4% EBITDA $1,917 $17,011 $31,005 $27,876 $28,285 $20,297 EBITDA Margin 1.4% 13.5% 18.4% 16.4% 13.5% 9.4% Growth (94.0%) (26.9%) 82.3% (10.1%) 1.5% (28.2%) 6.2% (2.7%) 7'14-12'14 Earnings Before Interest and Taxes $20,386 $27,541 $24,079 $24,175 $15,759 Interest Expense ($1,107) ($2,241) ($2,423) ($2,453) ($2,088) Pro Forma Taxes (4,820) (6,325) (5,414) (5,430) (3,418) Net Income $14,460 $18,976 $16,242 $16,291 $10,253 Plus: Depreciation $1,591 $3,244 $3,576 $3,891 $4,317 Plus: Amortization 108 220 220 220 220 Less: Debt (Repayment)/Issuance (37,622) (46,514) 13,631 (41,153) (100,479) Less: Capital Expenditures (362) (7,574) (7,667) (9,450) (9,673) Less: Intagible Assets Investment (1,100) 0 0 0 0 Less: (Increase)/Decrease in Working Capital 22,969 31,729 (25,178) 30,744 95,750 Free Cash Flow (1) $44 $81 $825 $542 $389 Equity Value Range Low High Exit Multiple - P/Tangible BV (Excl. Cash) 0.50x - 0.60x Discount Rate - Free Cash Flow to Equity (FCFE) 22.0% - 18.0% Equity Value Range $60,600 - $71,900 Fully Diluted Shares Issued and Outstanding 34,800,558 - 34,800,558 Implied Per Share Range $1.74 - $2.07 Implied Valuation Multiples Equity / 3-Yr. Avg. NI $13,276 4.6x - 5.4x Equity / 2014 NI $7,923 7.6x - 9.1x Equity / 2015 NI $18,976 3.2x - 3.8x Implied Terminal Value Multiple (2018 NI) $10,253 7.2x - 8.6x EV / 3-Yr. Avg. EBITDA $23,262 10.8x - 11.2x EV / 2014 EBITDA $17,011 14.7x - 15.4x EV / 2015 EBITDA $31,005 8.1x - 8.4x EV / LTM Revenue $139,999 1.8x - 1.9x EV / 2014 Revenue $125,903 2.0x - 2.1x EV / 2015 Revenue $168,302 1.5x - 1.6x P/ Book Value $3.57 0.49x - 0.58x P/ Tangible Book Value $2.84 0.61x - 0.73x

16 CONFIDENTIAL Valuation Analysis Selected Public Companies / M&A Transactions Analysis Methodology Selected Public Companies Analysis • Duff & Phelps selected nineteen publicly traded companies in the real estate industry that were deemed relevant to its analysis . • Duff & Phelps analyzed the financial performance of each of the publicly traded companies . Duff & Phelps then analyzed the sele

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cted public companies’ trading multiples of enterprise value to LTM and projected revenue and EBITDA and price to LTM and projected earnings per share and price to tangible book value per share . Selected M&A Transactions Analysis • Duff & Phelps selected twelve precedent transactions within China’s real estate development industry and twenty - two precedent transactions within the global real estate development industry that it determined to be relevant to its analysis . Duff & Phelps computed the LTM revenue and EBITDA for each of the target companies (where publicly disclosed) . Duff & Phelps then calculated the implied enterprise value to revenue and enterprise value to EBITDA multiples as well as price to earnings per share and price to book value per share multiples for each transaction . • The Company is not directly comparable to the target companies in the Selected M&A Transactions Analysis given certain characteristics of the transactions and the target companies, including direct industry comparability and lack of recent relevant transactions . Therefore, although reviewed, Duff & Phelps did not select valuation multiples for the Company based directly on the Selected M&A Transactions Analysis . Duff & Phelps analyzed a number of factors in comparing the Company to the selected public companies and the targets in the selected M&A transactions, including historical and forecasted growth in revenue and profits, profit margins and other characteristics that we deemed relevant . Rather than applying the average or median multiple from the public company set, Duff & Phelps selected multiples that reflect the Company’s size, growth outlook, capital requirements, profit margins, revenue mix, and other characteristics relative to the group . None of the companies utilized for comparative purposes in the following analysis are directly comparable to the Company, and none of the transactions utilized for comparative purposes in the following analysis are directly comparable to the Proposed Transaction . Duff & Phelps does not have access to non - public information of any of the companies used for comparative purposes . Accordingly, a complete valuation analysis of the Company and the Proposed Transaction cannot rely solely upon a quantitative review of the selected companies and selected transactions, and involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies and targets, as well as other factors that could affect their value relative to that of the Company . Therefore, the Selected Public Companies / Selected M&A Transactions Analysis is subject to certain limitations .

17 CONFIDENTIAL Valuation Analysis Selected Public Companies Analysis – Financial Metrics (1) The Company's financial performance metrics presented are adjusted to exclude public company costs and non - recurring income (exp enses ). LTM = Latest Twelve Months CAGR = Compounded Annual Growth Rate Enterprise Value = (Market Capitalization) + (Debt + Preferred Stock + Non - Controlling Interest) – (

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Cash & Equivalents) – (Net N on - Operating Assets) EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization Source: Bloomberg, Capital IQ, SEC filings Selected Public Company Analysis ($ in millions, except per share data) RETURN ON COMPANY INFORMATION REVENUE GROWTH TANGIBLE EQUITY EPS GROWTH EBITDA GROWTH EBITDA MARGIN Company Name HQ Exchange 3-YR CAGR LTM 2014 2015 3-YR AVG LTM 2014 2015 3-YR CAGR LTM 2014 2015 3-YR CAGR LTM 2014 2015 3-YR AVG LTM US Listed China Real Estate Companies China HGS Real Estate Inc. China NasdaqCM 12.6% 166.9% NA NA 20.8% 29.7% NA NA 6.6% 108.1% NA NA 7.0% 113.3% NA NA 34.6% 30.3% Kirin International Holding, Inc. China OTCPK 51.4 114.7 NA NA 3.9 2.5 NA NA NM NM NA NA -17.3 -18.0 NA NA 13.8 7.0 Xinyuan Real Estate Co., Ltd. China NYSE 25.9 7.7 NA NA 18.2 8.6 NA NA 39.0 -47.3 NA NA 36.5 -28.5 NA NA 24.0 17.5 Group Median 25.9% 114.7% NA NA 18.2% 8.6% NA NA 22.8% 30.4% NA NA 7.0% -18.0% NA NA 24.0% 17.5% HK Listed China Real Estate Companies Beijing Capital Land Ltd. China SEHK 19.9% 2.6% -75.5% 10.4% 15.4% 18.4% 3.6% 3.6% 8.5% 82.5% -70.6% 12.6% 9.7% 12.4% NA NA 17.8% 15.0% Beijing North Star Company Limited China SEHK -0.2 -11.8 14.1 14.2 5.7 4.1 7.6 8.0 11.4 -13.9 NA NA 8.0 2.7 NA NA 30.0 31.8 C C Land Holdings Limited Hong Kong SEHK 64.9 -7.9 -5.2 46.8 2.8 3.0 4.5 6.9 NM -16.7 66.6 63.0 NM -26.4 11.6 23.2 20.3 19.1 Central China Real Estate Ltd. China SEHK 15.5 9.5 70.5 34.7 17.1 17.1 17.5 20.0 18.9 27.4 19.9 25.5 11.7 -4.2 52.1 46.2 27.7 23.6 China SCE Property Holdings Limited China SEHK 16.8 81.2 NA NA 10.3 9.0 NA NA -20.0 13.3 NA NA 1.4 46.7 NA NA 26.5 21.1 CIFI Holdings (Group) Co. Ltd. China SEHK 42.0 10.3 52.4 23.5 21.1 16.8 23.1 22.9 NA -11.6 61.7 21.0 35.2 14.8 78.1 25.2 20.5 18.9 Glorious Property Holdings Limited Hong Kong SEHK 4.9 -2.0 35.1 22.8 5.6 1.0 4.7 5.3 -56.3 -77.0 398.6 19.4 -51.0 -74.7 274.3 10.3 17.5 4.0 Greenland Hong Kong Holdings Limited China SEHK 8.4 208.4 -27.8 173.9 1.1 1.6 1.8 10.4 -74.8 NM -17.1 474.0 5.5 NM NA NA 10.8 18.7 Kaisa Group Holdings Ltd. China SEHK 36.0 63.3 20.5 23.9 14.8 17.1 17.6 17.8 8.7 62.8 29.7 21.0 24.4 87.2 35.9 37.0 22.1 24.1 Lai Fung Holdings Ltd. Hong Kong SEHK 9.8 19.7 -6.9 14.5 2.7 2.8 2.3 2.7 -1.4 2.1 -8.7 0.0 8.7 20.9 -25.2 14.9 43.0 45.2 Minmetals Land Limited Hong Kong SEHK 52.7 37.1 52.8 19.9 5.9 5.1 8.2 9.2 0.7 58.8 81.8 14.7 24.3 -2.0 57.6 30.1 19.3 13.9 Powerlong Real Estate Holdings Ltd China SEHK 17.9 23.6 25.4 15.4 8.4 6.5 7.0 8.4 -8.6 -11.5 28.1 16.4 -11.0 -22.5 NA NA 26.8 18.7 Road King Infrastructure Limited Hong Kong SEHK 32.3 45.6 NA NA 6.4 8.2 NA NA 17.7 -11.5 NA NA 27.0 22.4 NA NA 18.6 17.3 SRE Group Limited Hong Kong SEHK -19.0 0.0 164.6 -7.5 4.2 1.3 NA NA -51.3 -67.6 141.0 -1.1 -31.5 -12.9 NA NA 22.1 19.8 Yuzhou Properties Company Limited Hong Kong SEHK 20.5 91.9 22.1 51.7 14.5 16.8 21.1 22.3 12.4 40.7 84.5 14.2 6.2 52.3 64.9 47.8 33.5 25.9 Zhong An Real Estate Limited China SEHK 25.1 1.8 NA NA 5.0 4.0 NA NA 1.9 -23.2 NA NA 10.3 -20.8 NA NA 26.2 21.0 Group Median 18.9% 15.0% 22.1% 22.8% 6.1% 5.8% 7.3% 8.8% 1.3% -11.5% 45.7% 17.9% 8.7% 2.7% 54.8% 27.6% 22.1% 19.5% Aggregate Mean 23.0% 45.4% 26.3% 34.2% 9.7% 9.1% 9.9% 11.5% -5.4% 6.8% 68.0% 56.7% 5.9% 9.0% 68.7% 29.3% 24.0% 20.7% Aggregate Median 19.9% 19.7% 22.1% 22.8% 6.4% 6.5% 7.3% 8.8% 4.2% -11.5% 45.7% 17.9% 8.4% 0.4% 54.8% 27.6% 22.1% 19.1% China Housing and Land Development, Inc. (Management Projections)(1) 9.1% -26.6% -31.2% 33.7% 24.7% -5.3% 7.7% 15.5% -18.4% NM -18.8% 139.5% -8.0% -94.0% -26.9% 82.3% 15.9% 1.4%

18 CONFIDENTIAL Valuation Analysis Selected Public Companies Analysis – Market Multiples LTM = Latest Twelve Months Enterprise Value = (Market Capitalization) + (Debt + Preferred Stock + Non - Controlling Interest) – (Cash & Equivalents) – (Net N on - Operating Assets) EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization EPS = Earnings per share (or ADS) Source: Bloomberg, Capita

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l IQ, SEC filings Selected Public Company Analysis ($ in millions, except per share data) COMPANY INFORMATION MARKET DATA STOCK PRICE AS A MULTIPLE OF ENTERPRISE VALUE AS MULTIPLE OF Company Name HQ Exchange Stock Price on 8/15/14 % of 52- Wk High Equity Value Enterprise Value LTM EPS 2014 EPS 2015 EPS Tangible Book Value LTM EBITDA 2014 EBITDA 2015 EBITDA LTM Revenue 2014 Revenue 2015 Revenue US Listed China Real Estate Companies China HGS Real Estate Inc. China NasdaqCM $3.57 42.4% $161 $187 5.0x NA NA 1.30x 5.3x NA NA 1.62x NA NA Kirin International Holding, Inc. China OTCPK 0.27 15.4 $6 54 4.2x NA NA 0.10 4.5 NA NA 0.31 NA NA Xinyuan Real Estate Co., Ltd. China NYSE 3.59 49.2 $285 929 3.7 NA NA 0.30 5.8 NA NA 1.01 NA NA Group Median 42.4% $161 $187 4.2x NA NA 0.30x 5.3x NA NA 1.01x NA NA HK Listed China Real Estate Companies Beijing Capital Land Ltd. China SEHK $0.38 90.8% $772 $4,229 3.2x 13.8x 12.3x 0.59x 16.0x NA NA 2.40x 9.48x 8.59x Beijing North Star Company Limited China SEHK 0.29 100.0 $973 2,674 9.8 NA NA 0.38 9.9 NA NA 3.14 2.62 2.29 C C Land Holdings Limited Hong Kong SEHK 0.22 73.6 $558 739 13.0 7.8 4.8 0.30 4.4 3.9 3.2 0.84 0.88 0.60 Central China Real Estate Ltd. China SEHK 0.28 82.6 $688 307 4.4 3.7 2.9 0.70 1.2 0.8 0.5 0.27 0.16 0.12 China SCE Property Holdings Limited China SEHK 0.20 84.9 $698 2,030 9.0 NA NA 0.75 9.0 NA NA 1.89 NA NA CIFI Holdings (Group) Co. Ltd. China SEHK 0.19 86.8 $1,174 1,851 5.0 3.1 2.6 0.84 5.0 2.8 2.3 0.94 0.63 0.51 Glorious Property Holdings Limited Hong Kong SEHK 0.14 64.5 $1,116 3,650 38.4 7.7 6.5 0.37 NM 18.1 16.4 2.73 2.02 1.65 Greenland Hong Kong Holdings Limited China SEHK 0.50 38.8 $572 1,415 NM NM 13.5 0.63 8.5 NA NA 1.60 2.21 0.81 Kaisa Group Holdings Ltd. China SEHK 0.36 97.2 $1,834 4,733 4.6 3.6 3.0 0.66 6.2 4.5 3.3 1.49 1.24 1.00 Lai Fung Holdings Ltd. Hong Kong SEHK 0.02 84.8 $372 503 8.8 9.0 9.0 0.24 4.9 6.0 5.2 2.22 2.09 1.83 Minmetals Land Limited Hong Kong SEHK 0.14 81.4 $452 1,250 9.4 5.2 4.5 0.45 11.8 7.5 5.8 1.64 1.07 0.90 Powerlong Real Estate Holdings Ltd China SEHK 0.14 66.1 $567 2,535 3.4 2.6 2.3 0.21 11.5 NA NA 2.15 1.71 1.48 Road King Infrastructure Limited Hong Kong SEHK 0.93 88.4 $450 1,579 5.3 NA NA 0.41 5.1 NA NA 0.88 NA NA SRE Group Limited Hong Kong SEHK 0.03 82.0 $177 1,837 12.3 5.1 5.2 0.16 21.5 NA NA 4.26 1.61 1.74 Yuzhou Properties Company Limited Hong Kong SEHK 0.23 92.8 $807 1,559 4.4 2.4 2.1 0.67 5.0 3.0 2.0 1.28 1.05 0.69 Zhong An Real Estate Limited China SEHK 0.17 48.9 $397 1,037 10.7 NA NA 0.41 12.4 NA NA 2.61 NA NA Group Median 83.7% $630 $1,708 8.8x 5.1x 4.6x 0.43x 8.5x 4.2x 3.2x 1.77x 1.61x 1.00x Aggregate Mean 72.1% $635 $1,742 8.6x 5.8x 5.7x 0.50x 8.2x 5.8x 4.8x 1.75x 2.06x 1.71x Aggregate Median 82.0% $567 $1,559 5.2x 5.1x 4.6x 0.41x 6.0x 4.2x 3.2x 1.62x 1.61x 1.00x

Valuation Analysis

Selected Public Companies Analysis – Ranking Tables

LTM Revenue

$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Median: $923
$3,176
$1,969
$1,787
$1,758
$1,337
$1,215
$1,180
$1,131
$1,072
$923
$762
$431
$397
$227
$172
$140
$116
Kaisa Group
CIFI Holdings
Road King Infrastructure
Beijing Capital
Glorious Property
Yuzhou Properties
Powerlong Real Estate
Central China
China SCE Property
Xinyuan
Greenland Hong Kong
C C Land
Beijing North Star
Minmetals Land
SRE Group
Zhong An Real Estate
Lai Fung
Kirin International
China Housing and Land
China HGS

LTM Return on Tangible Equity

35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
Median: 5.1%
29.7%
18.4%
17.1%
17.1%
16.8%
16.8%
9.0%
8.6%
8.2%
6.5%
5.1%
4.1%
4.0%
3.0%
2.9%
2.5%
1.6%
1.3%
1.0%
-5.3%
China HGS
Beijing Capital
Kaisa Group
Central China
CIFI Holdings
Yuzhou Properties
China SCE Property
Xinyuan
Road King Infrastructure
Powerlong Real Estate
Minmetals Land
Beijing North Star
Zhong An Real Estate
C C Land
Lai Fung
Kirin International
Greenland Hong Kong
SRE Group
Glorious Property
China Housing and Land

Total Assets

$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Median: $4,451
$14,284
$10,262
$8,780
$7,890
$6,997
$6,764
$6,412
$5,715
$5,127
$4,451
$4,380
$4,134
$3,794
$3,536
$2,890
$2,835
$2,789
$633
$324
$261
Kaisa Group
Beijing Capital
Glorious Property
Powerlong Real Estate
CIFI Holdings
Beijing North Star
C C Land
Road King Infrastructure
Central China
Yuzhou Properties
China SCE Property
SRE Group
Minmetals Land
Greenland Hong Kong
Xinyuan
Lai Fung
Zhong An Real Estate
China Housing and Land
Kirin International
China HGS

Projected 2014 Return on Tangible Equity

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Median: 7.6%
23.1%
21.1%
17.6%
17.5%
8.2%
7.7%
7.6%
7.0%
4.7%
4.6%
3.6%
2.3%
1.8%
CIFI Holdings
Yuzhou Properties
Kaisa Group
Central China
Minmetals Land
China Housing and Land
Beijing North Star
Powerlong Real Estate
Glorious Property
C C Land
Beijing Capital
Lai Fung
Greenland Hong Kong

Source: Capital IQ, Company management

CONFIDENTIAL

19

DUFF & PHELPS

19 CONFIDENTIAL Valuation Analysis Selected Public Companies Analysis – Ranking Tables Source: Capital IQ, Company management LTM Revenue LTM Return on Tangible Equity Projected 2014 Return on Tangible Equity Total Assets $1,969 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Median: $923 $3,176 $7,890 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Median: $4,451 $14,284

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$10,262 $8,780 23.1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Median: 7.6% 29.7% - 5.3% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Median: 5.1%

20 CONFIDENTIAL Valuation Analysis Selected M&A Transactions Analysis – China Real Estate Development Transactions Source: Capital IQ, SEC filings Selected M&A Transactions Analysis - China Real Estate Development Transactions ($ in millions) Premium as a % of Announced Status Target Name Target Business Description Acquirer Name Enterprise Value LTM Revenue LTM EBITDA EBITDA Margin EV / EBIT

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DA EV / Revenue P/E P/B 1-Day Prior 1-Week Prior 1-Month Prior 11/2/2011 Closed Shihezi Development Zone Tianfu Real Estate Development Co., Ltd. Operates as a real estate development company. Xinjiang TIANFU Electric Power (Group) Co., Ltd. $63.2 $43.3 NA NA NA 1.46x NA 1.54x NM NM NM 6/8/2012 Closed Great China (Huizhou) Offers real estate development services. Waytung Global Group Limited (nka:Great China Properties Holdings Limited) $35.4 $1.5 NA NA NA 23.00x NM 1.54x NM NM NM 9/11/2012 Closed Frasers Property (China) Ltd. (nka:Gemdale Properties and Investment Corporation Limited) Engaged in the property development, investment, and management of residential, commercial, and business park projects in Mainland China and Hong Kong. Famous Commercial Ltd. $489.7 $27.6 $7.4 26.7% NM 17.74x 8.0x 1.05x 68.6 83.8 87.0 9/28/2012 Closed Suzhou New Development Investment Co., Ltd. Offers property development, management, leasing, and investment and hotel operation services. Shum Yip Land Company Limited $87.5 $11.9 NA NA NA 7.38x NM 0.50x NM NM NM 9/21/2012 Closed Shenyang Public Utility Holdings Company Limited Engaged in the construction of infrastructure and development of properties primarily in the People’s Republic of China. Shenzhen Jinma Asset Management Company Limited $25.9 $2.2 $1.1 52.2% 22.6x 11.81x 3.2x 0.35x NM NM NM 1/14/2013 Closed Minxin (Suzhou) Property Development Co., Ltd. Develops and sells residential property. Citychamp Dartong Co., Ltd. $63.9 $4.9 NA NA NA 13.15x NM 1.27x NM NM NM 3/20/2013 Closed Hengli Commercial Properties (Group) Limited (nka:Wanda Commercial Properties (Group) Co., Limited) Operates as a commercial real estate investment and operations management company in the People's Republic of China and the United Kingdom. Dalian Wanda Commercial Properties Co., Ltd. $119.2 $357.3 $39.1 10.9% 3.1x 0.33x 3.1x 1.07x (27.3) (27.3) (30.3) 6/9/2013 Closed Shenzhen High-Tech Holdings Limited (nka:Landsea Green Properties Co., Ltd.) Engaged in property investment, development, leasing, and trading business in Hong Kong and Mainland China. Landsea Group Co.Ltd $125.3 $10.5 $5.6 53.9% 22.2x 11.98x 16.5x 2.53x 67.1 67.1 59.3 11/26/2013 Closed New Heritage Holdings Ltd. Engaged in the property development and property investment businesses in the People's Republic of China. Individual $173.2 $34.9 $1.0 3.0% NM 4.97x NM 1.50x 0.0 13.4 13.4 4/23/2014 Pending Guizhou Yu Jun Real Estate Guizhou Development Company Limited Provides property development services. Guizhou Kaichuang Trading Company Limited; Guizhou Baichuan Industrial Company Limited $37.4 NA NA NA NA NA 0.4x 0.58x NM NM NM 6/16/2014 Closed Wang On Group Limited Engaged in the property development and investment activities primarily in Hong Kong. Management Buyout $247.9 $206.1 $92.5 44.9% 2.7x 1.20x 2.5x 0.38x 25.0 25.0 29.2 8/7/2014 Pending Chung Po Investment and Development Company Limited Develops real estate properties. Management Buyout $164.9 NA NA NA NA NA 18.3x 5.65x NM NM NM Group Mean 31.9% 12.6x 9.30x 7.4x 1.50x 26.7% 32.4% 31.7% Group Median 35.8% 12.6x 9.59x 3.2x 1.17x 25.0% 25.0% 29.2%

21 CONFIDENTIAL Valuation Analysis Selected M&A Transactions Analysis – International Real Estate Development Transactions Source: Capital IQ, SEC filings Selected M&A Transactions Analysis - International Real Estate Development Transactions ($ in millions) Premium as a % of Announced Status Target Name Target Business Description Acquirer Name Enterprise Value LTM Revenue LTM EBITDA EBITDA M

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argin EV / EBITDA EV / Revenue P/E P/B 1-Day Prior 1-Week Prior 1-Month Prior 9/14/2011 Closed One Properties S.A. Provides real estate development services in Brazil. BR Properties S.A. $4,072.2 $310.7 $114.0 36.7% 35.7x 13.11x 14.8x 5.19x NM NM NM 4/8/2013 Closed GBW AG Engages in the acquisition and construction of residential housing; and management of residential and commercial buildings, rental apartments, and condominiums in Germany. WWK Allgemeine Versicherung AG; WGV-Versicherung AG; Patrizia Immobilien AG $3,108.8 $304.2 $155.6 51.2% 20.0x 10.22x 11.1x 0.97x NM NM NM 11/3/2013 Closed Weyerhaeuser Real Estate Company Provides homes and planned communities in the United States. TRI Pointe Homes, Inc. $2,973.0 $1,195.0 $140.8 11.8% 21.1x 2.49x 25.9x 2.05x 72.9 77.1 68.9 1/20/2013 Closed Sorouh Real Estate Company - Public Joint Stock Company Engages in the development and sale of real estate properties in the United Arab Emirates. Aldar Properties PJSC $1,842.9 $816.1 $123.6 15.1% 14.9x 2.26x 12.5x 0.82x 28.8 31.2 66.6 7/18/2014 Pending IGB Corp. Bhd Engaged in the development, investment, and management of real estate properties in Malaysia. Goldis Berhad $1,675.1 $365.4 $182.3 49.9% 9.2x 4.58x 17.4x 0.87x 1.4 5.1 7.1 8/30/2012 Closed Bandar Raya Developments Berhad Engages in the investment, development, construction, and management of commercial and residential properties in Malaysia. Ambang Sehati Sdn. Bhd. $826.8 $215.2 $39.3 18.3% 21.0x 3.84x 17.1x 0.78x 9.0 18.8 7.8 12/6/2011 Closed Dagon AB (publ) Operates as a real estate development company in southern and central Sweden. Klövern AB $777.5 $82.4 $38.5 46.7% 20.2x 9.43x 20.3x 0.97x 24.4 28.3 17.9 1/30/2012 Closed Fornebu Utvikling AS Develops and sells residential and commercial properties. Oslo Bolig Og Sparelag $632.9 $285.2 $6.6 2.3% NM 2.22x 36.2x 0.88x 45.8 49.4 57.1 5/6/2014 Closed EnCorp. Bhd Engaged in the property development and construction activities primarily in Malaysia and Australia. Felda Investment Corporation Sdn Bhd $515.0 $171.4 $53.7 31.3% 9.6x 3.01x 4.7x 1.02x 1.3 9.2 9.2 12/25/2012 Closed ID Home Co., Ltd. Engages in the development, construction, purchase, and sale of real estate properties. Hajime Construction Co., Ltd. (nka:Iida Group Holdings Co., Ltd.) $407.6 $784.7 $48.8 6.2% 8.3x 0.52x 13.6x 2.99x 215.5 221.3 241.5 6/16/2014 Pending Thai Property Public Company Limited Develops residential and commercial real estate properties in Thailand. Property Perfect Public Company Limited $199.5 $104.1 $16.7 16.0% 12.0x 1.92x 27.6x 1.16x NM NM NM 11/2/2011 Closed KDD Group N.V. Offers real estate investment and development services in Ukraine. Individual $173.0 $0.5 $4.3 852.2% 40.5x NM 0.8x 0.07x (30.8) (30.8) (37.9) 2/14/2013 Closed Kumpulan Hartanah Selangor Bhd Engages in property development, investment, and management activities primarily in Malaysia. Kumpulan Darul Ehsan Berhad $199.0 $23.5 $5.8 24.7% 34.3x 8.46x NM 1.23x 120.0 125.9 120.0 5/31/2013 Closed Highlands Prime Inc. Develops and sells leisure properties in the Philippines. SM Land, Inc. $133.0 $12.0 $1.8 14.8% NM 11.13x NM 1.81x (13.5) (2.6) 6.7 4/10/2013 Closed CIC Australia Limited Engaged in the acquisition, subdivision, development, construction, and sale of real estate properties primarily in the residential sector in Australia. Peet Limited $113.8 $18.4 $6.4 34.6% 17.9x 6.20x 11.4x 0.83x (4.8) (4.8) (4.0) 9/17/2013 Closed Focal Aims Holdings Berhad (nka:Eco World Development Group Berhad) Engaged in the investment and development of properties in Malaysia. Eco World Development Holdings Sdn Bhd $123.4 $42.1 $9.7 23.0% 12.8x 2.93x 12.9x 1.11x 53.8 107.4 84.2 4/17/2013 Closed Metrostar Property Public Company Limited (nka:Principal Capital Public Company Limited) Engaged in the residential building service and office building management businesses in Thailand. Satit Viddayakorn $69.6 $6.9 $1.6 22.9% 44.0x 10.11x NM 1.18x 0.8 13.6 28.9 7/29/2013 Closed Asas Dunia Berhad Engages in property investment and development, and building construction activities in Malaysia. Gunung Bayu Sendirian Berhad; Tony Chan Holdings Sendirian Berhard $85.5 $35.1 $7.6 21.7% 11.2x 2.44x 18.3x 0.78x 4.3 3.0 4.3 4/30/2014 Closed D. Rothstein Company Engages in the initiation, implementation, and construction of residential projects in Israel. Management Buyout $55.1 $85.3 $5.1 6.0% 10.7x 0.65x 8.4x 1.95x 2.7 1.1 (0.2) 5/15/2012 Closed IP-Converge Data Center, Inc. (nka:8990 Holdings, Inc.) Develops low-cost mass housing projects in the Philippines. Januarius Resources Realty Corporation; Kwantlen Development Corporation; Iholdings, Inc. $5.3 $14.2 $1.8 13.0% 2.9x 0.38x 5.3x 0.41x (72.6) (70.0) (69.1) 12/10/2013 Pending PT Suryamas Dutamakmur Tbk Engages in the real estate activities in Indonesia. Top Global Limited $209.7 $27.4 $3.7 13.5% 56.6x 7.66x NM 1.26x 116.7 116.7 106.1 10/31/2013 Closed Oriental Interest Bhd Engages in the development of residential and commercial properties in Malaysia and internationally. Ripro Sdn. Bhd.; Famivest Sdn Bhd $72.8 $26.0 $2.4 9.2% 30.6x 2.80x NM 0.85x 2.0 8.2 74.8 Intl. Mean 60.0% 21.7x 5.06x 15.2x 1.33x 30.4% 37.3% 41.6% Intl. Median 20.0% 18.9x 3.01x 13.6x 0.99x 4.3% 13.6% 17.9% Aggregate Mean 54.0% 20.2x 6.43x 12.9x 1.39x 29.6% 36.3% 39.5% Aggregate Median 22.3% 18.9x 4.58x 12.7x 1.06x 6.7% 16.2% 23.4%

22 CONFIDENTIAL Valuation Analysis Selected Public Companies / M&A Transactions Conclusions Note: Balance sheet data and LTM as of June 30, 2014. Financial performance metrics presented are adjusted to exclude public company costs and non - recurring income (expenses). Selected Public Companies / M&A Transaction Analysis (USD in thousands) Equity Valuation Multiples Valuation Summary Metric P

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ublic Companies Median M&A Transactions Median Selected Multiple Range Company Performance Equity Value Range P/ Tangible Book Value 0.10x - 1.30x 0.41x NA 0.55x - 0.75x $98,900 $54,395 - $74,175 Concluded Equity Value Range $54,400 - $74,200 Fully Diluted Shares Issued and Outstanding 34,800,558 - 34,800,558 Implied Per Share Range $1.56 - $2.13 Implied Valuation Multiples Equity / 3-Yr. Avg. NI $13,276 4.1x - 5.6x Equity / 2014 NI $7,923 6.9x - 9.4x Equity / 2015 NI $18,976 2.9x - 3.9x EV / 3-Yr. Avg. EBITDA $23,262 10.5x - 11.3x EV / 2014 EBITDA $17,011 14.3x - 15.5x EV / 2015 EBITDA $31,005 7.9x - 8.5x EV / LTM Revenue $139,999 1.74x - 1.88x EV / 2014 Revenue $125,903 1.94x - 2.10x EV / 2015 Revenue $168,302 1.45x - 1.57x P/ Book Value $3.57 0.44x - 0.60x P/ Tangible Book Value $2.84 0.55x - 0.75x Public Companies Range

Appendix 01

Assumptions, Qualifications, and Limiting Conditions

Assumptions, Qualifications, and Limiting Conditions Appendix 01

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24 CONFIDENTIAL Assumptions, Qualifications, and Limiting Conditions If issued, our Opinion letter will include assumptions, qualifications and limiting conditions similar to the following . This is not meant to be a complete list of the assumptions, qualifications and limiting conditions which will be included in our Opinion letter, if rendered . Assumptions and Reliance – In compiling financial

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projections and performing its analyses with respect to the Proposed Transaction, Duff & Phelps, with the Company’s consent and without independent verification : • Relied upon and assumed the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representat ion s obtained from public sources or provided to it from private sources, including the Company management; • Relied upon the fact that the Special Committee, the Board of Directors and the Company have been advised by counsel as to all legal ma tters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Prop ose d Transaction have been duly, validly and timely taken; • Assumed that any estimates, evaluations, forecasts and projections including, without limitation, the Management Projections, furnish ed to Duff & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnis hin g the same; Duff & Phelps has relied upon such matters in performing its analysis and expresses no opinion to such estimates, evaluations, forec ast s and projections or the assumptions on which they are based; • Assumed that information supplied and representations made by the Company management are accurate in all material respects regarding the Company and the Proposed Transaction; • Assumed that the representations and warranties made in the Management Representation Letter are true and correct; • Assumed that there has been no material change in the assets, liabilities, financial condition, businesses, results of operations, ca sh flows or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps, and th at there is no information or facts that would make the information reviewed by Duff & Phelps incomplete or misleading ; • Assumed that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Tra nsa ction will be completed in a timely manner and in accordance with the terms and conditions thereof, without any material amendments or waivers thereto, and in a manner that complies in all material respects with all applicable laws; and • Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction wil l be obtained without any adverse effect on the Company or the contemplated benefits expected to be derived in the Proposed Transaction. To the extent that any of the foregoing assumptions or any of the facts on which the Opinion is based prove to be untrue in any material respect, the Opinion cannot and should not be relied upon for any purpose . Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of the Opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction and as to which Duff & Phelps does not express any view or opinion in the Opinion, including as to the reasonableness of such assumptions .

25 CONFIDENTIAL Assumptions, Qualifications, and Limiting Conditions Qualifications – If issued, our Opinion will be qualified by the following: • Duff & Phelps has prepared the Opinion effective as of the date thereof . The Opinion is necessarily based upon the information made available to Duff & Phelps as of the date thereof and market, economic, financial and other conditions as they exist and c

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an be evaluated as of the date thereof , and Duff & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Opinion which may come or be brought to the attention of Duff & Phelps after the date thereof . Duff & Phelps has not undertaken to reaffirm or revise the Opinion or otherwise comment upon any event occurring after the date thereof and does not have any obligation to update, revise or reaffirm the Opinion . • Duff & Phelps did not (i) evaluate the Company’s solvency or conduct an independent appraisal or physical inspection of any specific assets, properties or liabilities (contingent or otherwise) of the Company, nor was Duff & Phelps provided with any such appraisal or evaluation other than the contents of the Management Representation Letter ; (ii) estimate, or express any opinion regarding, the liquidation value of any entity or business ; (iii) negotiate the terms of the Proposed Transaction, and therefore, Duff & Phelps has assumed that such terms are the most beneficial terms, from the Company’s perspective, that could, under the circumstances, be obtained in the Proposed Transaction ; (iv) advise the Special Committee or any other party with respect to alternatives to the Proposed Transaction ; or (v) undertake an independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject . • Duff & Phelps is not expressing any opinion as to the market price or value of the Company’s Common Stock (or anything else) after the consummation of the Proposed Transaction (or any other time) . The Opinion should not be construed as a valuation opinion, a credit rating, a solvency opinion, an analysis of the Company’s credit worthiness, tax advice, or accounting advice . Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter . • In rendering the Opinion, Duff & Phelps is not expressing any opinion with respect to the amount or nature or any other aspect of any compensation payable to or to be received by any of the Company’s officers, directors or employees, or any class of such persons, relative to the Cash Payment, or with respect to the fairness of any such compensation .

26 CONFIDENTIAL Assumptions, Qualifications, and Limiting Conditions Limiting Conditions – If issued, the use of our Opinion will be strictly limited and will state: • The Opinion is furnished solely for the use and benefit of the Special Committee in connection with its consideration of the Proposed Transaction and is not intended to, and does not, confer any rights or remedies upon any other person

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, and is not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps’ express consent . • The Opinion (i) does not address the merits of the underlying business decision to enter into the Proposed Transaction versus any alternative strategy or transaction ; (ii) does not address any transaction related to the Proposed Transaction ; (iii) is not a recommendation as to how the Special Committee, the Board of Directors, the Company, any other person including security holders of the Company should vote or act with respect to any matters relating to the Proposed Transaction, or whether to proceed with the Proposed Transaction or any related transaction, and (iv) does not indicate that the Cash Payment is the best possibly attainable under any circumstances ; instead, it merely states whether the Cash Payment is within a range suggested by certain financial analyses . The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which the Opinion is based . • The Opinion should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party . • The Opinion is solely that of Duff & Phelps, and Duff & Phelps’ liability in connection with the Opinion shall be limited in accordance with the terms set forth in the engagement letter between Duff & Phelps and the Company executed on June 27 , 2014 (the “ Engagement Letter ”) . • The Opinion is confidential, and its use and disclosure is strictly limited in accordance with the terms set forth in the Engagement Letter .

Summary of Premiums Paid Appendix 02

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28 CONFIDENTIAL Summary of Premiums Paid Going Private and Real Estate Development Company Transactions Source: Capital IQ Summary of Premiums Paid - Going Private Transactions Transactions announced, closed, or effective from August 2011 - August 2014 Premium as a % of Number of Deals One-Day Prior to Announcement Date One-Week Prior to Announcement Date One-Month Prior to Announcement

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Date One-Day Prior as a % of 52-Week High Overall Mean 329 30.7 32.2 36.9 72.6 Overall Median 23.4 25.1 26.7 79.8 Chinese Companies Mean 56 39.9 45.8 47.8 64.2 Chinese Companies Median 26.7 35.2 33.8 67.5 US-Listed Chinese Companies Mean 45 40.6 47.0 49.7 64.6 US-Listed Chinese Companies Median 26.8 36.4 32.7 66.8 China Housing and Land Development, Inc. 8.0 6.1 14.4 52.8 Summary of Premiums Paid - Real Estate Development Change of Control Transactions Transactions announced, closed, or effective from August 2011 - August 2014 Premium as a % of Number of Deals One-Day Prior to Announcement Date One-Week Prior to Announcement Date One-Month Prior to Announcement Date One-Day Prior as a % of 52-Week High Overall Industry Mean 37 6.7 11.3 11.3 57.8 Overall Industry Median 1.0 4.7 4.7 75.8 Chinese Companies Mean 10 10.1 13.1 9.4 48.8 Chinese Companies Median 0.0 13.4 13.4 60.5 China Housing and Land Development, Inc. 8.0 6.1 14.4 52.8